UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7762

First Eagle Funds

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105
(Address of principal executive offices) (Zip code)

Sheelyn Michael
First Eagle Funds
1345 Avenue of the Americas
New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-632-2700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report

October 31, 2020

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Global Income Builder Fund

First Eagle High Income Fund (formerly First Eagle High Yield Fund)

First Eagle Fund of America

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.feim.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling 800.334.2143 or by visiting www.Fundreports.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with a Fund, you can call 800.334.2143 or visit www.Fundreports.com. Your election to receive reports in paper will apply to all funds held with First Eagle or your financial intermediary.

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seek", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Funds | Annual Report | October 31, 2020

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	9
Performance Chart	14
First Eagle Global Fund
Fund Overview	22
Consolidated Schedule of Investments	24
First Eagle Overseas Fund
Fund Overview	38
Consolidated Schedule of Investments	40
First Eagle U.S. Value Fund
Fund Overview	52
Consolidated Schedule of Investments	54
First Eagle Gold Fund
Fund Overview	60
Consolidated Schedule of Investments	62
First Eagle Global Income Builder Fund
Fund Overview	66
Schedule of Investments	68
First Eagle High Income Fund (formerly First Eagle High Yield Fund)
Fund Overview	82
Schedule of Investments	84
First Eagle Fund of America
Fund Overview	94
Schedule of Investments	96
Statements of Assets and Liabilities	102
Statements of Operations	110
Statements of Changes in Net Assets	114
Financial Highlights	126
Notes to Financial Statements	144
Report of Independent Registered Accounting Firm	175
Fund Expenses	176
General Information	182
Board Consideration for Continuation of Advisory Agreement	183
Board Review of Management's Liquidity Risk Management Program	188
Tax Information	190
Privacy Notice	191
Additional Information	193

First Eagle Funds | Annual Report | October 31, 2020

Letter from the President (unaudited)

Mehdi Mahmud

Dear Fellow Shareholders,

What if, at this time one year ago, I told you the world soon would be overrun by a virus that infected nearly 14 million people and caused more than 270,000 deaths in the United States alone,1 and efforts to contain it would prompt unprecedented government measures—from lockdowns of schools, businesses and public places to the initiation of travel bans—that resulted in record economic contractions and skyrocketing unemployment globally? What if I went on to add that the pandemic's outbreak would spark a massive drawdown in global investment markets, but nearly all would recover to pre-pandemic levels before the end of the year—and some, including the S&P 500 and MSCI World indexes, would surge to new all-time highs even as the disease raged on?

The first of the above hypotheticals had already come to pass when I last wrote to you in early June. But even then, at which point markets had recovered the worst of their losses, the second hypothetical would have appeared unlikely.

On one hand, several things remain relatively unchanged since my June letter. Covid-19 remains an ugly, daily reality, with concomitant effects on the economy. Businesses are struggling as our country wrestles with lockdowns and other measures designed to lessen transmission of the virus. Consumer spending cratered, particularly in travel, leisure, dining and entertainment, with consequent negative impact on our labor force; at 5.5 million, continuing unemployment claims for the week ended November 28 stood about 325% higher than the same period a year ago and is consistent with levels not seen since the global financial crisis.2

On the other hand, much has changed over the past six months, beyond the rebound in financial markets. We have experienced seismic shifts in the nature of economic activity. While the pandemic accelerated certain underlying trends in the economy—examples include the shift toward online shopping (away from malls) and digital entertainment (away from live venues like stadiums, restaurants and bars)—it also triggered the reversal of other trends—examples include the shift away from travel

1  Source: Johns Hopkins University; data as of December 2, 2020.

2  Source: Department of Labor; data as of December 3, 2020.

First Eagle Funds | Annual Report | October 31, 2020

(toward staying at home) and urbanization (toward suburban living). The current sanguine state of financial markets in the face of such tectonic shifts reminds me of the old metaphor of a duck: it swims across the surface with beauty and grace, but there's a lot happening under water as the duck paddles furiously forward.

Central bankers and policymakers around the world deserve credit for the quick stabilization of financial markets earlier this year. They responded rapidly and forcefully to economic dislocations caused by the Covid-19 pandemic, applying lessons learned and policy tools constructed during the global financial crisis more than a decade ago. In the US, the Federal Reserve's efforts in the first few months of the pandemic went further than those it employed during the entirety of the multi-year global financial crisis. In addition to restarting all of its global financial crisis-era provisions, including zero interest rates and very large-scale Treasury and agency mortgage-backed security purchases, the Fed established facilities that enable it to support the primary and secondary corporate bond markets and to lend to small- and medium-sized enterprises. Lawmakers in Congress, meanwhile, passed a variety of relief and spending programs for businesses and individuals, including the $2.2 trillion CARES Act. Policymakers were similarly aggressive across Europe, Asia and Latin America. Also supportive of market sentiment has been the globally coordinated government support of private-sector research and development to attack the pandemic from all sides, including innovations to testing and contract-tracing logistics, improvements in medical care, global sharing of clinical data, and, of course, vaccine development and the necessary scaling up of manufacturing, with government backstopping demand.

Below the tranquil surface of financial markets' performance, shifts in the nature of economic activity produced massive distortions in the fortunes of companies and industries. Consider the retail economy. Pandemic-related lockdowns severely restricted consumers' access to department stores and malls, which in turn served as the catalyst for an explosion in online shopping demand. Stock prices for traditional retailers cratered, with some reputable firms declaring bankruptcy, while e-commerce names hit a succession of all-time highs over the last few months. While online shopping obviously had been expanding rapidly pre-Covid, can its pandemic-era growth rate be sustained over the next decade? The market valuations of e-commerce stocks suggest that investors certainly think so and imply that traditional retail will disappear altogether over that timeframe. Similar extremes are priced into stocks across industries in live entertainment, hospitality, consumer staples, and many other sectors.

First Eagle Funds | Annual Report | October 31, 2020

Travel is an example of the pandemic-triggered countertrends. Travel volumes, which had been increasing steadily over several decades of globalization, have been decimated by the pandemic, as have travel and leisure stocks. And since transportation drives a large proportion of global hydrocarbon consumption, energy stocks have been beaten down to levels last seen in 2003. Will the post-pandemic world see a shift back toward the multi-decade trend of rising travel, or did Covid-19 cause an enduring reversal in human behavior?

The examples are intended to be thought provoking and illustrative of the lack of breadth in the 2020 equity market rebound. For example, the proportion of stocks in the MSCI World Index outperforming the index as a whole stood at 37% year-to-date as of October 31, 2020, a low not seen since before the bursting of the dot-com bubble.3 Perhaps not coincidentally, a new breed of technology stocks is leading the charge this time around, both well-established (the so-called FANG+ stocks) and some less so. While new-economy names were able to capitalize on the forced virtualization of the global economy during the pandemic, their stock prices suggest the market is extrapolating their robust 2020 revenue growth rates far into the future even as the population begins to embrace re-engaging with the physical world once vaccinations become widely available. Is it reasonable to think that traditional brick-and-mortar retail will disappear forever in favor of online emporiums? Or that decades of growth in business and personal travel will give way to a Zoom norm?

We can't answer these questions with certainty because at First Eagle we accept that the future is unpredictable, just as our hypothetical conversation at this time last year is unimaginable. Our investment discipline dictates that we avoid being carried away by either euphoria or despair. We seek to own businesses with assets that we believe have the potential to generate persistent earnings power over time—and to acquire these businesses only when we can do so at prices that represent a "margin of safety."4 Supported by prudent management teams and robust capital structures, such companies, in our view, generally should be poised to deliver shareholder value over the long term and help avoid the permanent impairment of your capital. To this we add holdings in cash and cash equivalents as deferred purchasing power, and many of our diversified portfolios hold gold and gold-related securities as a potential hedge and source of longer-term purchase optionality.

While harrowing market moves and ongoing uncertainty are unsettling, these environments often present opportunities for the discerning investor. In 2020—and in

3  Source: FactSet; data as of December 3, 2020.

4  First Eagle defines "margin of safety" as the difference between a stock's market price and our estimate of its intrinsic value.

First Eagle Funds | Annual Report | October 31, 2020

the first quarter, in particular—we were able to selectively allocate capital, on what we believed to be advantageous terms, to well-positioned, well-capitalized, well-managed businesses that we expect to not only demonstrate resilience over the long term but also potentially rebound as the world looks past the pandemic in due course.

Global Value Team

In a 12-month period characterized by a pronounced selloff in equity markets that was followed by an even more pronounced rebound, funds managed by the Global Value team generally displayed resilience in the face of swiftly shifting dynamics. With a number of markets ending the period at or near all-time highs, the team remains attuned to the risks—economic, political, geopolitical, public health or even something further afield—that could send investment markets back into a tailspin. One of the primary complexities facing investors over the past 12 months has been the narrowness of equity markets, perhaps best illustrated by the performance gap between large, fast-growing new-economy stocks concentrated in technology and communication companies and mature-economy names in such sectors as industrials, financials, energy and real estate. The Global Value team has continued to hold many mature-economy stocks while remaining selectively positioned in new-economy names it was able to acquire at prices it considers sound. In its funds, the team kept cash and cash equivalents positions well below prior peaks because the large spread between money-supply growth and near-zero interest rates has made cash less attractive to hold. Gold bullion is a primary component of the team's potential ballast and long-term deferred purchasing power.

High Income Team

Investor optimism in the face of rising risks was as evident in the fixed income market as it was in the equity market. Credit quality deteriorated across the spectrum, and gross leverage in the investment grade, high yield and leveraged loan markets reached generational highs. Nonetheless, investors' appetite for this paper remained robust even as yields fell. In both the investment grade and high yield markets, bond issuance reached record levels in 2020—a vigorous response to the Fed's launch of backup credit facilities for these markets. It remains to be seen, however, whether Fed support will diminish default activity in the current credit cycle. In this period, the management team focused on managing downside risks, striving to take only those for which it believed it would be adequately compensated. Rather than joining in the global reach for yield, it aimed to invest in paper that was relatively liquid and prioritized relative quality over income.

First Eagle Funds | Annual Report | October 31, 2020

Fund of America Team

Effective August 14, 2020, the subadviser of First Eagle Fund of America resigned and was replaced by a group of investment professionals from the Global Value team. At this time, we revised the Fund's investment objective to include current income alongside capital appreciation. While a company selected for investment may not meet all of these characteristics, the Fund of America seeks to invest selectively in high-quality, high-cash-generative companies with strong business models that have the capacity to maintain or grow their dividends. Such stocks historically have performed well and, we believe when bought at a price that represents an appropriate "margin of safety," may offer investors attractive total returns over time through a combination of capital appreciation and meaningful, steady dividend payments. We believe that the resulting portfolio will have the potential to deliver attractive risk-adjusted returns across market cycles while helping to meet its shareholders' income needs.

I thank you for entrusting your assets to our stewardship.

Sincerely,

Mehdi Mahmud,
President

December 2020

First Eagle Funds | Annual Report | October 31, 2020

Management's Discussion of Fund Performance (unaudited)

First Eagle Global Fund

The net asset value ("NAV") of the Fund's Class A shares* decreased 1.12% for the 12 months ended October 31, 2020, while the MSCI World Index increased 4.36%. The Fund's cash and cash equivalents position was 6.40% as of October 31, 2020.

The five largest contributors to the performance of First Eagle Global Fund over the period were gold bullion, Wheaton Precious Metals Corp. (metals & mining, Brazil), Barrick Gold Corp. (metals & mining, Canada), Newmont Corp. (metals & mining, United States) and Facebook, Inc. (interactive media & services, United States). Collectively, they accounted for 5.09% of this period's performance.

The five largest detractors were Exxon Mobil Corp. (oil, gas & consumable fuels, United States), Schlumberger NV (energy equipment & services, United States), Lloyds Banking Group plc (banks, United Kingdom), National Oilwell Varco, Inc. (energy equipment & services, United States) and Danone SA (food products, France). Their combined negative performance over the period subtracted 3.42% from fund performance.

First Eagle Overseas Fund

The NAV of the Fund's Class A shares* decreased 2.35% for the 12 months ended October 31, 2020, while the MSCI EAFE Index decreased 6.86%. The Fund's cash and cash equivalents position was 11.9% as of October 31, 2020.

The five largest contributors to the performance of First Eagle Overseas Fund over the period were gold bullion, Newmont Corp. (metals & mining, United States), Barrick Gold Corp. (metals & mining, Canada), Wheaton Precious Metals Corp. (metals & mining, Brazil) and Taiwan Semiconductor Manufacturing Co. Ltd. (semiconductors & semiconductor equipment, Taiwan). Collectively, they accounted for 5.24% of this period's performance.

The five largest detractors were Danone SA (food products, France), Lloyds Banking Group plc (banks, United Kingdom), TechnipFMC Plc (energy equipment & services, United Kingdom), Imperial Oil Ltd. (oil, gas & consumable fuels, Canada) and Haw Par Corporation Ltd. (pharmaceuticals, Singapore). Their combined negative performance over the period subtracted 3.56% from fund performance.

First Eagle Funds | Annual Report | October 31, 2020

Management's Discussion of Fund Performance (unaudited)

First Eagle U.S. Value Fund

The NAV of the Fund's Class A shares* decreased 2.23% for the 12 months ended October 31, 2020, while the S&P 500 Index increased 9.71%. The Fund's cash and cash equivalents position was 2.2% as of October 31, 2020.

The five largest contributors to the performance of First Eagle U.S. Value Fund over the period were gold bullion, Facebook, Inc. (interactive media & services, United States), Deere & Co. (machinery, United States), Barrick Gold Corp. (metals & mining, Canada) and Newmont Corp. (metals & mining, United States). Collectively, they accounted for 6.20% of this period's performance.

The five largest detractors were Exxon Mobil Corp. (oil, gas & consumable fuels, United States), Schlumberger NV (energy equipment & services, United States), Flowserve Corp. (machinery, United States), National Oilwell Varco, Inc. (energy equipment & services, United States) and Alleghany Corp. (insurance, United States). Their combined negative performance over the period subtracted 5.85% from fund performance.

First Eagle Gold Fund

The NAV of the Fund's Class A shares* increased 40.84% for the 12 months ended October 31, 2020, while the FTSE Gold Mines Index increased 36.00%. The Fund's cash and cash equivalents position was 13.4% as of October 31, 2020.

The five largest contributors to the performance of First Eagle Gold Fund over the period were Newmont Corp. (metals & mining, United States), Barrick Gold Corp. (metals & mining, Canada), gold bullion, silver bullion and Wheaton Precious Metals Corp. (metals & mining, Brazil). Collectively, they accounted for 25.84% of this period's performance.

The five largest detractors were Newcrest Mining Ltd. (metals & mining, Australia), Industrias Penoles SAB de CV (metals & mining, Mexico), OceanaGold Corp. (metals & mining, Australia), Dundee Precious Metals, Inc. (metals & mining, Canada) and Newcrest Mining Limited Placement (metals & mining, Australia). Their combined negative performance over the period subtracted 1.09% from fund performance.

First Eagle Global Income Builder Fund

The NAV of the Fund's Class A shares* decreased 3.38% for the 12 months ended October 31, 2020, while the MSCI World Index increased 4.36% and the

First Eagle Funds | Annual Report | October 31, 2020

Management's Discussion of Fund Performance (unaudited)

Bloomberg Barclays U.S. Aggregate Bond Index increased 6.19%. The composite index5 was up 5.72% over the same time period. The Fund's cash and cash equivalents position was 3.7% as of October 31, 2020.

The five largest contributors to the performance of First Eagle Global Income Builder Fund over the period were gold bullion, Taiwan Semiconductor Manufacturing Co. Ltd. (semiconductors & semiconductor equipment, Taiwan), Wheaton Precious Metals Corp. (metals & mining, Brazil), Fresnillo plc (metals & mining, Mexico) and CH Robinson Worldwide, Inc. (air freight & logistics, United States). Collectively, they accounted for 3.11% of this period's performance.

The five largest detractors were Exxon Mobil Corp. (oil, gas & consumable fuels, United States), Wells Fargo & Co. (banks, United States), Danone SA (food products, France), Schlumberger NV (energy equipment & services, United States) and Cia Cervecerias Unidas SA (beverages, Chile). Their combined negative performance over the period subtracted 3.42% from fund performance.

First Eagle High Income Fund6

The NAV of the Fund's Class I shares increased 4.68% for the 12 months ended October 31, 2020, while the Bloomberg Barclays U.S. Corporate High Yield Index increased 3.49%. The Fund's cash and cash equivalents position was 9.3% as of October 31, 2020.

The five largest contributors to the performance of First Eagle High Income Fund over the period were Southeastern Grocers, Inc. (food & staples retailing, United States), Antero Resources Corp. 5.63%, 6/1/2023 (oil, gas & consumable fuels, United States), Osum Production Corp., 1st Lien Term Loan B-EXT (ICE LIBOR USD 3 Month + 7.50%), 8.50%, 7/31/2022 (oil, gas & consumable fuels, United States), BI-LO Holding Finance LLC, 1st Term Loan B 9.38%, 05/31/2024 (food & staples retailing, United States) and HCA, Inc. 5.88%, 5/1/2023 (health care providers & services, United States). Collectively, they accounted for 5.84% of this period's performance.

The five largest detractors were Men's Wearhouse, Inc. (The) 7.00%, 07/01/2022 (specialty retail, United States), NGL Energy Partners LP 7.50%, 11/01/2023 (oil, gas & consumable fuels, United States), Genesis Energy LP 6.00%, 05/15/2023 (oil, gas & consumable fuels, United States), California Resources Corp. 8.00%,

5  The composite index consists of 60% of the MSCI World Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index.

6  First Eagle High Income Fund was known as First Eagle High Yield Fund prior to March 1, 2020.

*  Reflects performance for Class A shares without the effect of sales charges and assumes all distributions have been reinvested; if sales charges were included, values would be lower.

First Eagle Funds | Annual Report | October 31, 2020

Management's Discussion of Fund Performance (unaudited)

12/15/2022 (oil, gas & consumable fuels, United States) and EnQuest Plc 7.00%, 4/15/2022 (oil, gas & consumable fuels, United Kingdom). Their combined negative performance over the period subtracted 3.11% from fund performance.

First Eagle Fund of America

The NAV of the Fund's Class Y shares decreased 1.46% for the 12 months ended October 31, 2020, while the S&P 500 Index increased 9.71%. The Fund's cash and cash equivalents position was 0.5% as of October 31, 2020.

The five largest contributors to the performance of Fund of America over the period were Halozyme Therapeutics, Inc. (biotechnology, United States), Zillow Group, Inc., Class C (interactive media & services, United Services), Medicines Co. (biotechnology, United States), KKR & Co., Inc. (capital markets, United States) and Cree, Inc. (semiconductors & semiconductor equipment, United States). Collectively, they accounted for 11.39% of this period's performance.

The five largest detractors were Wyndham Destinations, Inc. (hotels, restaurants & leisure, United States), Marathon Petroleum Corp. (oil, gas & consumable fuels, United States), Wyndham Hotels & Resorts, Inc. (hotels, restaurants & leisure, United States), Post Holdings, Inc. (food products, United States) and HD Supply Holdings, Inc. (trading companies & distributors, United States). Their combined negative performance over the period subtracted 11.23% from fund performance.

Matthew McLennan Head of the Global Value Team Portfolio Manager Global, Overseas, U.S. Value and Gold Funds	T. Kimball Brooker, Jr. Portfolio Manager Global, Overseas, U.S. Value and Global Income Builder Funds

Matt Lamphier Portfolio Manager U.S. Value Fund	Edward Meigs Portfolio Manager Global Income Builder and High Income Funds

First Eagle Funds | Annual Report | October 31, 2020

Management's Discussion of Fund Performance (unaudited)

Sean Slein Portfolio Manager Global Income Builder and High Income Funds	Thomas Kertsos Portfolio Manager Gold Fund

Manish Gupta Portfolio Manager Fund of America	Christian Heck Portfolio Manager Fund of America

Julien Albertini Portfolio Manager Global Income Builder Fund and Fund of America

December 2020

The performance data quoted herein represent past performance and do not guarantee future results. Market volatility can dramatically impact a fund's' short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month-end are available at www.feim.com or by calling 800.334.2143.

The commentary represents the opinion of Mehdi Mahmud and the Portfolio Management Teams as of December 2020 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Funds | Annual Report | October 31, 2020

Performance Chart1 (unaudited)

	One Year	Three Years	Five Years	Ten Years	Since Inception	Inception Date
First Eagle Global Fund
Class A (SGENX) without sales charge	-1.12%	2.30%	5.25%	6.34%	12.46%	01/01/79[2]
with sales charge	-6.06%	0.57%	4.18%	5.80%	12.33%	01/01/79[2]
Class C (FESGX)	-1.86%	1.54%	4.46%	5.55%	8.81%	06/05/00
Class I (SGIIX)	-0.86%	2.58%	5.53%	6.62%	9.77%	07/31/98
Class R3 (EARGX)	-1.21%	—	—	—	2.21%	05/01/18
Class R4 (EAGRX)	-0.95%	—	—	—	0.60%	01/17/18
Class R5 (FRGLX)	-2.32%	—	—	—	-1.21%	07/29/19
Class R6 (FEGRX)	-0.79%	2.65%	—	—	3.85%	03/01/17
MSCI World Index[3]	4.36%	5.96%	8.13%	8.64%	9.43%	01/01/79
First Eagle Overseas Fund
Class A (SGOVX) without sales charge	-2.35%	0.42%	3.55%	4.55%	9.53%	08/31/93
with sales charge	-7.24%	-1.28%	2.49%	4.02%	9.32%	08/31/93
Class C (FESOX)	-3.07%	-0.32%	2.79%	3.78%	8.00%	06/05/00
Class I (SGOIX)	-2.06%	0.71%	3.84%	4.84%	9.35%	07/31/98
Class R3 (EAROX)	-2.56%	—	—	—	0.23%	05/01/18
Class R4 (FIORX)	-2.22%	—	—	—	-1.01%	01/17/18
Class R5 (FEROX)	-2.51%	—	—	—	3.09%	03/11/19
Class R6 (FEORX)	-1.99%	0.78%	—	—	2.78%	03/01/17
MSCI EAFE Index[4]	-6.86%	-1.24%	2.85%	3.82%	4.53%	08/31/93

First Eagle Funds | Annual Report | October 31, 2020

Performance Chart (unaudited)

	One Year	Three Years	Five Years	Ten Years	Since Inception	Inception Date
First Eagle U.S. Value Fund
Class A (FEVAX) without sales charge	-2.23%	2.96%	5.91%	7.24%	8.11%	09/04/01
with sales charge	-7.11%	1.21%	4.83%	6.70%	7.82%	09/04/01
Class C (FEVCX)	-3.00%	2.15%	5.09%	6.44%	7.30%	09/04/01
Class I (FEVIX)	-2.01%	3.23%	6.19%	7.53%	8.38%	09/04/01
Class R3 (EARVX)	-2.46%	—	—	—	2.28%	05/01/18
Class R4 (FIVRX)	-2.39%	—	—	—	-2.79%	07/29/19
Class R5 (FERVX)	-2.18%	—	—	—	-2.62%	07/29/19
Class R6 (FEVRX)	-2.02%	3.25%	—	—	3.93%	03/01/17
S&P 500 Index[5]	9.71%	10.42%	11.71%	13.01%	7.82%	09/04/01
First Eagle Gold Fund
Class A (SGGDX) without sales charge	40.84%	16.78%	16.28%	-1.37%	6.43%	08/31/93
with sales charge	33.81%	14.80%	15.10%	-1.88%	6.23%	08/31/93
Class C (FEGOX)	39.80%	15.91%	15.38%	-2.13%	6.41%	05/15/03
Class I (FEGIX)	41.29%	17.13%	16.62%	-1.11%	7.51%	05/15/03
Class R3 (EAURX)	40.84%	—	—	—	22.21%	05/01/18
Class R4 (FIURX)	41.17%	—	—	—	35.59%	07/29/19
Class R5 (FERUX)	40.94%	—	—	—	35.53%	07/29/19
Class R6 (FEURX)	41.42%	17.22%	—	—	12.64%	03/01/17
FTSE Gold Mines Index[6]	36.00%	19.76%	21.56%	-3.98%	1.05%	08/31/93
MSCI World Index[3]	4.36%	5.96%	8.13%	8.64%	6.91%	08/31/93

First Eagle Funds | Annual Report | October 31, 2020

Performance Chart (unaudited)

	One Year	Three Years	Five Years	Ten Years	Since Inception	Inception Date
First Eagle Global Income Builder Fund
Class A (FEBAX) without sales charge	-3.38%	0.65%	3.92%	—	4.69%	05/01/12
with sales charge	-8.21%	-1.04%	2.87%	—	4.06%	05/01/12
Class C (FEBCX)	-4.15%	-0.14%	3.11%	—	3.90%	05/01/12
Class I (FEBIX)	-3.14%	0.91%	4.18%	—	4.96%	05/01/12
Class R3 (FBRRX)	-3.67%	—	—	—	0.40%	05/01/18
Class R4 (FIBRX)	-3.51%	—	—	—	-2.34%	07/29/19
Class R5 (EABRX)	-3.40%	—	—	—	-2.24%	07/29/19
Class R6 (FEBRX)	-3.14%	0.93%	—	—	2.81%	03/01/17
Composite Index[7]	5.72%	5.99%	6.76%	—	7.01%	05/01/12
MSCI World Index[3]	4.36%	5.96%	8.13%	—	9.03%	05/01/12
Bloomberg Barclays U.S. Aggregate Bond Index[8]	6.19%	5.06%	4.08%	—	3.29%	05/01/12
First Eagle High Income Fund
Class A (FEHAX) without sales charge	4.39%	3.49%	4.87%	—	4.76%	01/03/12
with sales charge	-0.31%	1.90%	3.91%	—	4.22%	01/03/12
Class C (FEHCX)	3.60%	2.68%	4.09%	—	3.97%	01/03/12
Class I (FEHIX)	4.68%	3.75%	5.17%	5.14%	7.49%	11/19/07[9]
Class R3 (EARHX)	4.21%	—	—	—	3.63%	05/01/18
Class R4 (FIHRX)	3.81%	—	—	—	3.21%	07/29/19
Class R5 (FERHX)	4.41%	—	—	—	3.59%	07/29/19
Class R6 (FEHRX)	4.64%	3.73%	—	—	3.87%	03/01/17
Bloomberg Barclays U.S. Corporate High Yield Index[10]	3.49%	4.24%	6.32%	6.25%	6.98%	11/19/07

First Eagle Funds | Annual Report | October 31, 2020

Performance Chart (unaudited)

	One Year	Three Years	Five Years	Ten Years	Since Inception	Inception Date
First Eagle Fund of America
Class A (FEFAX) without sales charge	-1.43%	-2.22%	1.81%	6.88%	7.08%	11/20/98
with sales charge	-6.35%	-3.88%	0.78%	6.33%	6.83%	11/20/98
Class C (FEAMX)	-2.12%	-2.93%	1.06%	6.08%	6.34%	03/02/98
Class I (FEAIX)	-1.09%	-1.90%	2.13%	—	4.94%	03/08/13
Class Y (FEAFX)[11]	-1.46%	-2.22%	1.81%	6.88%	10.31%	04/10/87
Class R3 (EARFX)	-1.56%	—	—	—	-2.26%	05/01/18
Class R4 (EAFRX)	-1.35%	—	—	—	-2.86%	07/29/19
Class R5 (FERFX)	-1.25%	—	—	—	-2.76%	07/29/19
Class R6 (FEFRX)	-1.13%	-1.88%	—	—	1.17%	03/01/17
S&P 500 Index[5]	9.71%	10.42%	11.71%	13.01%	9.88%	04/10/87

1  The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143. The average annual returns for Class A Shares "with sales charge" of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund and First Eagle Fund of America give effect to the deduction of the maximum sales charge of 5.00%. The average annual returns for Class A Shares "with sales charge" of First Eagle High Income Fund gives effect to the deduction of the maximum sales charge of 4.50%.

The average annual returns for Class C Shares reflect the maximum contingent deferred sales charge (CDSC), which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to the shares sold or redeemed with the first year of purchase.

For First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund and First Eagle Fund of America, a contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

With respect to the First Eagle Global Income Builder Fund and the First Eagle High Income Fund, a contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund and First Eagle Fund of America require $1 million minimum investment and are offered without a sales charge.

Class Y Shares of First Eagle Fund of America are offered without a sales charge.

Class R3 Shares, Class R4 Shares, Class R5 Shares and Class R6 Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund and First Eagle Fund of America are offered without a sales charge.

First Eagle Funds | Annual Report | October 31, 2020

Performance Chart (unaudited)

2  The Fund commenced operations on April 28, 1970. Performance for periods prior to January 1, 2000, occurred while a prior portfolio manager of the fund was affiliated with another firm. Inception date shown is when this prior portfolio manager assumed portfolio management responsibilities.

3  The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed market countries. The index provides total returns in U.S. dollars with net dividends reinvested. One cannot invest directly in an index.

4  The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of companies from 21 developed market countries, excluding the United States and Canada. One cannot invest directly in an index.

5  The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested. One cannot invest directly in an index.

6  The FTSE Gold Mines Index is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The Index is unmanaged, and includes dividends reinvested. One cannot invest directly in an index.

7  The composite index consists of 60% of the MSCI World Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index.

8  The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. One cannot invest directly in an index.

9  First Eagle High Income Fund (formerly named First Eagle High Yield Fund) commenced operations in its present form on December 30, 2011, and is successor to another mutual fund pursuant to a reorganization on December 30, 2011. Information prior to December 30, 2011 is for this predecessor fund. Immediately after the reorganization, changes in net asset value of the Class I shares were partially impacted by differences in how the Fund and the predecessor fund price portfolio securities.

10  The Bloomberg Barclays U.S. Corporate High Yield Index is composed of fixed-rate, publicly issued, non-investment grade debt and is unmanaged, with dividends reinvested. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. One cannot invest directly in an index.

11  As of September 1, 2005, First Eagle Fund of America Class Y is closed to new accounts.

Expense Ratios As Stated In The Most Recent Prospectus

	Class A	Class C	Class I	Class Y	Class R3	Class R4	Class R5	Class R6
First Eagle Global Fund	1.11%	1.87%	0.85%	—	1.14%	0.97%	1.35%	0.79%
First Eagle Overseas Fund	1.15	1.89	0.86	—	1.32	1.04	1.12	0.80
First Eagle U.S. Value Fund[12,13]	1.16	1.92	0.88	—	1.26	1.51	1.40	0.83
First Eagle Gold Fund	1.29	2.05	0.99	—	1.25	1.49	0.96	0.89
First Eagle Global Income Builder Fund	1.18	1.94	0.93	—	1.37	1.49	1.38	0.93
First Eagle High Income Fund[12,14]	1.34	2.10	1.05	—	1.44	1.70	1.59	1.02
First Eagle Fund of America[12,15]	1.02	1.75	0.68	0.98%	1.08	0.96	0.86	0.63

First Eagle Funds | Annual Report | October 31, 2020

Performance Chart (unaudited)

12  For the First Eagle U.S. Value Fund, First Eagle High Income Fund and First Eagle Fund of America, had fees not been waived and/or expenses reimbursed, returns would have been lower.

13  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund's net assets for the period through February 28, 2021. This waiver has the effect of reducing the management fee for the term of the waiver from 0.75% to 0.70% on First Eagle U.S. Value Fund.

14  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.10% of the average daily value of the Fund's net assets for the period through February 28, 2021. This waiver has the effect of reducing the management fee for the term of the waiver from 0.70% to 0.60% on First Eagle High Income Fund.

15  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund's first $2.25 billion through August 14, 2020. This waiver had the effect of reducing the management fee for the term of the waiver from 0.90% to 0.85% on First Eagle Fund of America through August 14, 2020.

Effective August 15, 2020, the Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, Y, I, R3, R4, R5 and R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 0.90%, 1.65%, 0.90%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of average net assets, respectively. Each of these undertakings lasts until February 28, 2022 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Classes A, C, Y, I, R3, R4, R5 and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed either: (1) 0.90%, 1.65%, 0.90%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

These expense ratios are presented as of August 14, 2020 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

There are risks associated with investing in funds that invest in securities of foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be more pronounced with respect to investments in emerging markets. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

All securities may be subject to adverse market trends. The value of a Fund's portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in which a Fund invests, as well as economic, political, or social events in the United States or abroad. Markets can be volatile, and values of individual securities and other investments at times may decline significantly and rapidly. This may cause a Fund's portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate volatility.

An outbreak of disease caused by a novel coronavirus (also known as "COVID-19") has developed into a global pandemic and resulted in, among other things, closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19, and

First Eagle Funds | Annual Report | October 31, 2020

Performance Chart (unaudited)

other epidemics and pandemics that may arise in the future, has affected and may continue to affect the economies of many nations, individual companies and the global markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time.

The value of a Fund's portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

In addition to investments in larger companies, each Fund may invest in small and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when a Fund is a large holder of a small company's securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Funds consider small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Funds consider large companies to be companies with market capitalizations of $10 billion or greater.

Holding illiquid securities restricts or otherwise limits the ability for a Fund to freely dispose of its investments for specific periods of time. A Fund might not be able to sell illiquid securities at its desired price or time. Changes in the markets or in regulations governing the trading of illiquid instruments can cause rapid changes in the price or ability to sell an illiquid security. The market for lower-quality debt instruments, including junk bonds and leveraged loans, is generally less liquid than the market for higher-quality debt instruments.

Investment in gold and gold-related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals including specific changes in U.S. and foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

First Eagle High Income and First Eagle Global Income Builder Funds will invest in high yield instruments (commonly known as "high yield" or "junk" bonds) which may be subject to greater levels of interest rate, credit (including issuer default) and liquidity risk than investment grade securities and may experience extreme price fluctuations. The securities of such companies may be considered speculative and the ability of such companies to pay their debts on schedule may be uncertain.

First Eagle High Income and Global Income Builder Funds invest in bank loans. These investments potentially expose a Fund to the credit risk of the underlying borrower, and in certain cases, of the financial institution. A Fund's ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower. The market for bank loans may be illiquid and a Fund may have difficulty selling them, especially in the case of leveraged loans, which can be difficult to value. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact

First Eagle Funds | Annual Report | October 31, 2020

Performance Chart (unaudited)

the sale price. At times, a Fund may decline to receive non-public information relating to loans, which could disadvantage the Fund relative to other investors.

Funds that invest in bonds are subject to credit and interest rate risk. The value of a Fund's portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. In addition, fluctuations in interest rates can affect the value of debt instruments held by a Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. A debt instrument's "duration" is a way of measuring a debt instrument's sensitivity to a potential change in interest rates. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Generally, debt instruments with long maturities and low coupons have the longest durations. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. In addition, with historically low interest rates in the United States and abroad, there is risk of significant future rate moves and related economic and markets impact.

Income generation and dividends are not guaranteed. If dividend paying stocks in a Fund's portfolio stop paying or reduce dividends a Fund's ability to generate income will be adversely affected.

An investment strategy that employs a "value" approach may pose a risk to a Fund that such investment strategy may not be successfully achieved. In any Fund, an investment made at a perceived "margin of safety" or "discount to intrinsic or fundamental value" can trade at prices substantially lower than when an investment is made, so that any perceived "margin of safety" or "discount to value" is no guarantee against loss. "Value" investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more "growth" oriented. In such an event, a Fund's investment returns would be expected to lag relative to returns associated with more growth-oriented strategies.

All investments involve the risk of loss.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Fund

Fund Overview

Data as of October 31, 2020 (unaudited)

Investment Objective

The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. This truly global fund is managed with a highly disciplined, bottom-up, value-oriented style.

Average Annual Returns (%)			One Year	Five Years	Ten Years
First Eagle Global Fund	Class A	without sales load	-1.12	5.25	6.34
		with sales load	-6.06	4.18	5.80
MSCI World Index			4.36	8.13	8.64
Consumer Price Index			1.18	1.83	1.76

Asset Allocation* (%)

Sectors* (%)
Industrials	13.9
Commodities	12.9
Financials	12.7
Consumer Staples	11.2
Information Technology	9.7
Materials	9.1
Communication Services	5.3
Consumer Discretionary	5.2
Health Care	5.0
Real Estate	3.9
Energy	2.8
Foreign Government Securities	1.5
Utilities	0.4
Short-Term Investments	6.4

Countries*~ (%)

United States	52.2
Japan	11.3
United Kingdom	5.5
France	4.2
Canada	3.8
South Korea	2.4
Hong Kong	2.1
Switzerland	2.0
Brazil	1.6
Mexico	1.5
Belgium	1.3
Sweden	1.1
Germany	1.0
Taiwan	1.0
Australia	0.5
Singapore	0.4
Thailand	0.3
Norway	0.3
Peru	0.3
Ireland	0.3
Malaysia	0.3
Indonesia	0.2
Denmark	0.0	^
Short-Term Investments	6.4

^  Less than 0.05%.

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed market countries. The index provides total returns in U.S. dollars with net dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	12.9
Oracle Corp. (Software, United States)	2.7
Comcast Corp. (Media, United States)	2.3
FANUC Corp. (Machinery, Japan)	2.1
CH Robinson Worldwide, Inc. (Air Freight & Logistics, United States)	1.5
Colgate-Palmolive Co. (Household Products, United States)	1.5
Deere & Co. (Machinery, United States)	1.5
British American Tobacco plc (Tobacco, United Kingdom)	1.5
Facebook, Inc. (Interactive Media & Services, United States)	1.5
Philip Morris International, Inc. (Tobacco, United States)	1.4
Total	28.9

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
Common Stocks — 79.2%
Australia — 0.5%
Newcrest Mining Ltd.	10,926,567	226,589,568
Belgium — 1.3%
Groupe Bruxelles Lambert SA	6,813,598	558,771,250
Brazil — 1.6%
Ambev SA, ADR*	103,309,902	221,083,191
Cielo SA*	54,433,155	31,969,559
Wheaton Precious Metals Corp.	8,689,365	400,666,620
		653,719,370
Canada — 3.8%
Agnico Eagle Mines Ltd.	3,732,878	295,509,001
Barrick Gold Corp.	13,121,029	350,725,105
Franco-Nevada Corp.	769,497	104,881,003
Imperial Oil Ltd.	10,896,401	144,925,486
Nutrien Ltd.	11,278,104	458,793,271
Power Corp. of Canada	12,261,601	233,488,567
		1,588,322,433
Denmark — 0.0% (a)
ISS A/S*	1,110,339	14,416,173
France — 4.2%
Danone SA	10,211,219	566,367,660
Legrand SA	2,350,814	174,005,666
LVMH Moet Hennessy Louis Vuitton SE	264,822	124,134,695
Rexel SA*	11,789,132	124,123,827
Saint Jean Groupe SA*	93,252	2,845,476
Sanofi	4,486,722	405,121,370
Sodexo SA	3,827,240	245,847,065
Wendel SE	1,067,994	92,425,665
		1,734,871,424
Germany — 1.0%
Brenntag AG	1,553,189	99,274,291
HeidelbergCement AG	2,137,485	122,250,079
Henkel AG & Co. KGaA (Preference)	1,980,388	192,712,695
		414,237,065

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
Hong Kong — 2.1%
CK Asset Holdings Ltd.	29,853,500	138,624,474
Guoco Group Ltd.	12,693,580	155,782,242
Hongkong Land Holdings Ltd.	31,759,300	116,593,345
Hysan Development Co. Ltd.	23,322,348	74,353,802
Jardine Matheson Holdings Ltd.	6,979,771	309,382,900
Jardine Strategic Holdings Ltd.	2,819,500	61,048,271
		855,785,034
Ireland — 0.3%
CRH plc	3,284,015	115,241,480
Japan — 11.3%
Chofu Seisakusho Co. Ltd. (b)	3,224,200	65,662,564
FANUC Corp.	4,173,600	881,568,021
Hirose Electric Co. Ltd. (b)	1,981,115	276,532,947
Hoshizaki Corp.	2,080,300	166,131,200
Hoya Corp.	1,355,340	152,959,522
Keyence Corp.	630,200	285,998,937
Komatsu Ltd.	6,756,000	152,317,226
Mitsubishi Electric Corp.	21,420,200	275,868,300
Mitsubishi Estate Co. Ltd.	26,707,980	398,372,936
MS&AD Insurance Group Holdings, Inc.	5,705,620	156,135,734
Olympus Corp.	2,001,224	38,311,596
Secom Co. Ltd.	6,337,130	535,353,775
Shimano, Inc.	1,721,290	393,685,819
SMC Corp.	550,656	292,897,043
Sompo Holdings, Inc.	13,640,700	509,287,433
T Hasegawa Co. Ltd. (b)	3,002,800	58,518,604
USS Co. Ltd.	997,600	18,246,680
		4,657,848,337
Mexico — 1.2%
Fomento Economico Mexicano SAB de CV, ADR	2,736,791	147,157,252
Fresnillo plc	16,100,171	242,831,161
Industrias Penoles SAB de CV	6,401,020	101,926,244
		491,914,657

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
Norway — 0.3%
Orkla ASA	13,983,441	132,001,054
South Korea — 2.4%
Hyundai Mobis Co. Ltd.	760,849	152,446,487
Kia Motors Corp.	4,478,873	200,873,723
KT&G Corp.	5,242,098	374,307,525
Lotte Confectionery Co. Ltd.	161,797	14,079,993
Lotte Corp.	913,277	23,020,986
Namyang Dairy Products Co. Ltd. (b)	39,989	9,013,160
NAVER Corp.	304,531	77,920,647
Samsung Electronics Co. Ltd. (Preference)	3,025,981	134,610,493
		986,273,014
Sweden — 1.1%
Investor AB, Class A	2,404,983	143,807,284
Investor AB, Class B	3,394,798	203,480,689
Svenska Handelsbanken AB, Class A*	12,783,537	103,580,983
		450,868,956
Switzerland — 2.0%
Cie Financiere Richemont SA (Registered)	6,374,537	398,432,797
Nestle SA (Registered)	3,679,697	413,884,718
		812,317,515
Taiwan — 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,862,904	407,851,758
Thailand — 0.3%
Bangkok Bank PCL, NVDR	47,278,400	146,455,335
United Kingdom — 5.5%
Berkeley Group Holdings plc	5,086,651	267,447,582
British American Tobacco plc	18,940,473	600,325,767
Diageo plc	3,750,155	121,197,059
GlaxoSmithKline plc	14,146,132	236,219,132
Linde plc	1,942,249	426,920,271
Lloyds Banking Group plc	437,703,164	159,370,678
Unilever NV	8,267,552	466,072,894
		2,277,553,383

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
United States — 39.3%
3M Co.	1,630,367	260,793,505
Alleghany Corp.	425,309	232,614,251
Alphabet, Inc., Class A*	134,718	217,719,107
Alphabet, Inc., Class C*	218,828	354,722,376
American Express Co.	3,544,415	323,392,425
Analog Devices, Inc.	2,654,437	314,630,418
Anthem, Inc.	1,448,101	395,041,953
Bank of New York Mellon Corp. (The)	12,108,560	416,050,122
Berkshire Hathaway, Inc., Class A*	789	238,672,508
Booking Holdings, Inc.*	165,236	268,095,410
Boston Properties, Inc., REIT	1,627,005	117,811,432
Brown & Brown, Inc.	5,841,695	254,172,149
CH Robinson Worldwide, Inc. (b)	7,172,180	634,235,877
Charles Schwab Corp. (The)	3,988,832	163,980,884
Colgate-Palmolive Co.	7,934,177	625,927,224
Comcast Corp., Class A	22,385,736	945,573,489
Cummins, Inc.	1,445,440	317,837,802
Deere & Co.	2,733,436	617,510,527
DENTSPLY SIRONA, Inc.	5,073,941	239,439,276
Douglas Emmett, Inc., REIT	3,574,029	84,347,084
Equity Residential, REIT	3,941,263	185,160,536
Expeditors International of Washington, Inc.	1,672,498	147,798,648
Exxon Mobil Corp.	17,715,752	577,887,830
Facebook, Inc., Class A*	2,242,285	589,967,606
Flowserve Corp. (b)	7,892,216	229,821,330
General Dynamics Corp.	242,088	31,793,417
HCA Healthcare, Inc.	1,665,329	206,400,876
IPG Photonics Corp.*	1,136,199	211,287,566
J G Boswell Co.	2,485	1,359,295
Kraft Heinz Co. (The)	4,743,185	145,094,029
Microsoft Corp.	2,016,253	408,230,745
Mills Music Trust (b)	31,592	1,168,904
National Oilwell Varco, Inc. (b)	23,766,567	199,639,163
Newmont Corp.	8,797,276	552,820,824

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Shares		Value ($)
United States — 39.3% (continued)
Oracle Corp.		20,046,750	1,124,823,142
Philip Morris International, Inc.		8,199,501	582,328,561
PPG Industries, Inc.		784,198	101,726,165
Royal Gold, Inc.		1,042,115	123,813,683
salesforce.com, Inc.*		1,172,000	272,220,440
San Juan Basin Royalty Trust (b)		3,908,035	12,818,355
Schlumberger NV		18,037,405	269,478,831
Scotts Miracle-Gro Co. (The)		560,504	84,103,625
Teradata Corp.* (b)		9,658,435	177,425,451
Texas Instruments, Inc.		2,553,572	369,220,975
Travelers Cos., Inc. (The)		2,465,520	297,612,919
Truist Financial Corp.		5,556,234	234,028,576
UGI Corp.		4,958,252	160,349,870
Union Pacific Corp.		1,349,610	239,137,396
Universal Health Services, Inc., Class B		2,116,279	231,838,364
US Bancorp		6,565,740	255,735,573
Varian Medical Systems, Inc.*		957,070	165,381,696
W R Berkley Corp.		4,003,432	240,686,332
Wells Fargo & Co.		5,533,923	118,702,648
Weyerhaeuser Co., REIT		17,948,214	489,806,760
Willis Towers Watson plc		1,036,625	189,163,330
			16,251,401,280
Total Common Stocks (Cost $25,740,522,898)			32,776,439,086
	Ounces
Commodities — 12.9%
Gold bullion* (Cost $3,015,662,623)		2,848,707	5,349,985,204
	Principal Amount ($)
Foreign Government Securities — 1.5%
Indonesia — 0.2%
Republic of Indonesia 8.25%, 7/15/2021	IDR	965,460,000,000	68,186,231

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Principal Amount ($)		Value ($)
Malaysia — 0.3%
Malaysia Government Bond 3.42%, 8/15/2022	MYR	443,682,000	110,045,705
Mexico — 0.3%
Mex Bonos Desarr Fix Rt 6.50%, 6/9/2022	MXN	1,940,060,000	94,282,444
8.00%, 12/7/2023	MXN	911,940,000	46,964,813
			141,247,257
Peru — 0.3%
Republic of Peru 8.20%, 8/12/2026 (c)	PEN	318,059,000	118,258,291
Singapore — 0.4%
Republic of Singapore 2.25%, 6/1/2021	SGD	214,847,000	159,075,300
Total Foreign Government Securities (Cost $599,088,060)			596,812,784
Corporate Bonds — 0.0% (a)
United States — 0.0% (a)
Bausch & Lomb, Inc. 7.13%, 8/1/2028‡ (Cost $5,012,705)		5,467,000	5,549,005
Short-Term Investments — 6.4%
Commercial Paper — 6.3%
Amazon.com, Inc. 0.09%, 11/16/2020 (d)		37,183,000	37,181,806
0.09%, 11/23/2020 (d)		40,000,000	39,998,320
0.09%, 12/9/2020 (d)		14,770,000	14,768,966
American Honda Finance Corp. 0.18%, 11/5/2020 (d)		14,770,000	14,769,606
0.18%, 11/9/2020 (d)		14,770,000	14,769,344
Apple, Inc. 0.09%, 11/10/2020 (c)(d)		45,798,000	45,797,020
0.10%, 12/17/2020 (c)(d)		50,000,000	49,994,267
BASF SE 0.19%, 12/18/2020 (d)		44,919,000	44,909,462
0.17%, 12/21/2020 (c)(d)		19,168,000	19,163,653

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 6.3% (continued)
0.18%, 12/22/2020 (c)(d)	23,440,000	23,434,548
BNG Bank NV 0.13%, 11/2/2020 (c)(d)	19,401,000	19,400,859
Cargill, Inc. 0.07%, 11/2/2020 (c)(d)	33,023,000	33,022,752
Chevron Corp. 0.10%, 11/2/2020 (c)(d)	46,344,000	46,343,537
0.10%, 11/4/2020 (c)(d)	29,802,000	29,801,503
Cigna Life Insurance Co. of New York 0.27%, 11/4/2020 (c)(d)	66,667,000	66,665,611
Dow Chemical Co. (The) 0.22%, 11/10/2020 (d)	11,225,000	11,224,486
0.22%, 11/13/2020 (d)	40,821,000	40,818,380
0.22%, 11/20/2020 (d)	51,211,000	51,205,503
0.22%, 11/27/2020 (d)	33,697,000	33,692,047
0.22%, 11/30/2020 (d)	33,697,000	33,691,458
Engie SA 0.18%, 11/16/2020 (c)(d)	37,183,000	37,180,226
0.18%, 11/17/2020 (c)(d)	21,484,000	21,482,260
Entergy Corp. 0.12%, 11/2/2020 (c)(d)	24,767,000	24,766,699
Erste Abwicklungsanstalt 0.14%, 12/15/2020 (c)(d)	29,102,000	29,098,467
0.14%, 12/29/2020 (c)(d)	21,925,000	21,921,346
Export Development Corp. 0.06%, 11/6/2020 (d)	9,157,000	9,156,875
0.10%, 11/23/2020 (d)	16,550,000	16,549,161
0.10%, 11/24/2020 (d)	36,101,000	36,099,070
0.09%, 12/7/2020 (d)	23,427,000	23,424,948
Exxon Mobil Corp. 0.10%, 11/2/2020 (d)	19,310,000	19,309,873
0.09%, 11/3/2020 (d)	14,116,000	14,115,873
0.09%, 11/4/2020 (d)	4,375,000	4,374,949
0.09%, 12/3/2020 (d)	45,350,000	45,345,974
0.09%, 12/22/2020 (d)	50,000,000	49,992,050
General Motors Financial Co., Inc. 0.45%, 11/2/2020 (d)	31,372,000	31,370,800

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 6.3% (continued)
Henkel of America, Inc. 0.12%, 12/15/2020 (c)(d)	31,432,000	31,427,381
Hitachi International Treasury Ltd. 0.11%, 11/2/2020 (c)(d)	19,318,000	19,317,818
Koch Industries, Inc. 0.12%, 12/1/2020 (d)	51,747,000	51,740,975
Kreditanstalt fuer Wiederaufbau 0.13%, 12/3/2020 (c)(d)	9,029,000	9,027,892
0.12%, 12/16/2020 (c)(d)	87,900,000	87,884,737
0.15%, 12/18/2020 (c)(d)	53,832,000	53,822,108
0.15%, 12/23/2020 (d)	15,737,000	15,733,648
LVMH Moet Hennessy Louis Vuitton SE 0.13%, 11/18/2020 (d)	29,687,000	29,685,543
0.12%, 11/20/2020 (c)(d)	23,900,000	23,898,689
0.13%, 12/21/2020 (c)(d)	23,900,000	23,895,616
0.18%, 1/14/2021 (c)(d)	12,676,000	12,672,227
0.15%, 1/21/2021 (c)(d)	23,900,000	23,892,010
LVMH Moet Hennessy Louis Vuitton, Inc. 0.10%, 11/9/2020 (d)	22,523,000	22,522,437
MetLife Short Term Funding LLC 0.09%, 11/3/2020 (d)	94,301,000	94,299,952
0.09%, 11/17/2020 (c)(d)	75,000,000	74,995,425
Mitsubishi International Corp. 0.15%, 11/10/2020 (d)	16,667,000	16,666,506
0.15%, 11/12/2020 (d)	16,667,000	16,666,398
Mitsui & Co. USA, Inc. 0.17%, 11/2/2020 (d)	16,511,000	16,510,766
Nederlandse Waterschapsbank NV 0.16%, 11/3/2020 (c)(d)	5,898,000	5,897,937
0.13%, 11/19/2020 (d)(c)	51,211,000	51,207,671
0.14%, 12/3/2020 (c)(d)	66,780,000	66,772,180
Nestle Capital Corp. 0.07%, 11/9/2020 (c)(d)	31,030,000	31,029,431
Nestle Finance International Ltd. 0.08%, 11/17/2020 (c)(d)	9,726,000	9,725,723
NRW Bank 0.10%, 11/2/2020 (c)(d)	50,495,000	50,494,625
0.09%, 11/6/2020 (c)(d)	88,041,000	88,039,391

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 6.3% (continued)
0.10%, 11/12/2020 (c)(d)	30,616,000	30,614,873
0.11%, 11/24/2020 (c)(d)	10,783,000	10,782,094
0.18%, 11/25/2020 (c)(d)	12,412,000	12,410,906
0.17%, 2/16/2021 (c)(d)	56,123,000	56,091,903
0.18%, 2/19/2021 (d)	24,250,000	24,236,118
0.18%, 2/23/2021 (d)	24,250,000	24,235,544
0.18%, 3/2/2021 (c)(d)	24,250,000	24,234,424
Pfizer, Inc. 0.10%, 11/2/2020 (c)(d)	26,772,000	26,771,844
0.10%, 11/10/2020 (d)	22,454,000	22,453,520
0.10%, 11/18/2020 (c)(d)	75,000,000	74,997,110
0.11%, 11/19/2020 (c)(d)	56,200,000	56,197,720
0.09%, 11/24/2020 (c)(d)	17,565,000	17,563,951
PSP Capital, Inc. 0.11%, 11/5/2020 (c)(d)	55,775,000	55,774,349
QUALCOMM, Inc. 0.13%, 12/1/2020 (c)(d)	50,000,000	49,995,067
Roche Holdings, Inc. 0.08%, 11/20/2020 (c)(d)	6,395,000	6,394,724
Total Capital Canada Ltd. 0.15%, 12/17/2020 (d)	83,333,000	83,319,000
0.18%, 1/21/2021 (d)	34,797,000	34,785,367
Unilever Capital Corp. 0.08%, 12/2/2020 (d)	19,401,000	19,399,880
Total Commercial Paper (Cost $2,612,924,496)		2,612,927,179
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bills 0.09%, 11/10/2020 (d)	15,000,000	14,999,783
0.08%, 11/19/2020 (d)	15,000,000	14,999,416
Total U.S. Treasury Obligations (Cost $29,999,025)		29,999,199

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
Investment Companies — 0.0% (a)
JP Morgan U.S. Government Money Market Fund, Agency Shares 0.01% (e) (Cost $48,650)	48,650	48,650
Total Short-Term Investments (Cost $2,642,972,171)		2,642,975,028
Total Investments — 100.0% (Cost $32,003,258,457)		41,371,761,107
Other Assets Less Liabilities — 0.0%		1,167,437
Net Assets — 100.0%		41,372,928,544

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Represents less than 0.05% of net assets.

(b)  Affiliated company as defined under the Investment Company Act of 1940.

(c)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at October 31, 2020 amounted to $1,672,160,865, which represents approximately 4.04% of net assets of the Fund.

(d)  The rate shown was the current yield as of October 31, 2020.

(e)  Represents 7-day effective yield as of October 31, 2020.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,588,059,396
Aggregate gross unrealized depreciation	(4,691,147,078)
Net unrealized appreciation	$8,896,912,318
Federal income tax cost	$32,477,013,679

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2020

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2020

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	11,536,247,000	USD	109,527,398	JPMorgan Chase Bank	11/18/2020	$681,392
USD	107,352,625	EUR	90,123,000	JPMorgan Chase Bank	11/18/2020	2,356,155
USD	86,034,517	GBP	66,305,000	JPMorgan Chase Bank	11/18/2020	128,260
USD	82,048,758	EUR	69,783,000	Goldman Sachs	12/16/2020	690,200
Total unrealized appreciation						3,856,007
USD	108,772,181	JPY	11,536,247,000	JPMorgan Chase Bank	11/18/2020	(1,436,609)
USD	94,933,214	GBP	73,451,000	Goldman Sachs	12/16/2020	(254,508)
Total unrealized depreciation						(1,691,117)
Net unrealized appreciation						$2,164,890

Abbreviations

ADR  — American Depositary Receipt

EUR  — Euro

Fix Rt  — Fixed Rate

GBP  — British Pound

IDR  — Indonesian Rupiah

JPY  — Japanese Yen

MXN  — Mexican Peso

MYR  — Malaysia Ringgit

NVDR  — Non-Voting Depositary Receipt

PEN  — Peruvian Sol

Preference    — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  — Real Estate Investment Trust

SGD  — Singapore Dollar

USD  — United States Dollar

Affiliated Securities

Security Description	Shares at October 31, 2020	Market Value October 31, 2019	Purchases at Cost	Proceeds from Sales
Common Stock — 4.0%
France — 0.0% (a)
Saint Jean Groupe SA*^	93,252	$6,719,259	$—	$(3,679,606)
Japan — 1.0%
Chofu Seisakusho Co. Ltd.	3,224,200	77,469,035	—	(2,641,162)
Hirose Electric Co. Ltd.	1,981,115	306,650,778	—	(53,599,481)
T Hasegawa Co. Ltd.	3,002,800	55,962,414	—	—
		440,082,227	—	(56,240,643)

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2020

Affiliated Securities (continued)

Security Description	Shares at October 31, 2020	Market Value October 31, 2019	Purchases at Cost	Proceeds from Sales
South Korea — 0.0% (a)
Namyang Dairy Products Co. Ltd.	39,989	$16,171,580	$—	$—
Switzerland — 0.0%
Pargesa Holding SA^	—	342,096,567	—	(272,881,781)
United States — 3.0%
CH Robinson Worldwide, Inc.	7,172,180	422,526,099	110,965,507	—
Flowserve Corp.	7,892,216	409,387,429	—	(13,457,781)
Mills Music Trust	31,592	897,213	—	—
National Oilwell Varco, Inc.	23,766,567	376,348,597	77,237,875	—
San Juan Basin Royalty Trust	3,908,035	10,278,132	—	—
Teradata Corp.*	9,658,435	320,895,124	—	(24,283,264)
		1,540,332,594	188,203,382	(37,741,045)
Total Common Stock		2,345,402,227	188,203,382	(370,543,075)
Total		$2,345,402,227	$188,203,382	$(370,543,075)
Security Description	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2020	Dividend Income
Common Stock — 4.0%
France — 0.0% (a)
Saint Jean Groupe SA*^	$1,848,955	$(2,043,132)	$2,845,476	$—
Japan — 1.0%
Chofu Seisakusho Co. Ltd.	3,868	(9,169,177)	65,662,564	873,346
Hirose Electric Co. Ltd.	4,633,175	18,848,475	276,532,947	4,111,748
T Hasegawa Co. Ltd.	—	2,556,190	58,518,604	962,935
	4,637,043	12,235,488	400,714,115	5,948,029
South Korea — 0.0% (a)
Namyang Dairy Products Co. Ltd.	—	(7,158,420)	9,013,160	25,589
Switzerland — 0.0%
Pargesa Holding SA^	—	(69,214,786)	—	9,951,148
United States — 3.0%
CH Robinson Worldwide, Inc.	—	100,744,271	634,235,877	13,770,384
Flowserve Corp.	(14,862,259)	(151,246,059)	229,821,330	6,583,951
Mills Music Trust	—	271,691	1,168,904	98,194
National Oilwell Varco, Inc.	—	(253,947,309)	199,639,163	1,663,787

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Fund | Consolidated Schedule of Investments | October 31, 2020

Affiliated Securities (continued)

Security Description	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2020	Dividend Income
San Juan Basin Royalty Trust	$—	$2,540,223	$12,818,355	$497,551
Teradata Corp.*	(21,138,361)	(98,048,048)	177,425,451	—
	(36,000,620)	(399,685,231)	1,255,109,080	22,613,867
Total Common Stock	(29,514,622)	(465,866,081)	1,667,681,831	38,538,633
Total	$(29,514,622)	$(465,866,081)	$1,667,681,831	$38,538,633

*  Non-income producing security.

^  Represents an unaffiliated issuer as of October 31, 2020.

(a)  Represents less than 0.05% of net assets.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2020

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First Eagle Overseas Fund

Fund Overview

Data as of October 31, 2020 (unaudited)

Investment Objective

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process focuses on undervalued securities.

Average Annual Returns (%)			One Year	Five Years	Ten Years
First Eagle Overseas Fund	Class A	without sales load	-2.35	3.55	4.55
		with sales load	-7.24	2.49	4.02
MSCI EAFE Index			-6.86	2.85	3.82
Consumer Price Index			1.18	1.83	1.76

Asset Allocation* (%)

Sectors* (%)
Consumer Staples	15.1
Industrials	13.6
Commodities	12.5
Financials	11.6
Materials	11.3
Consumer Discretionary	6.3
Health Care	5.3
Information Technology	4.2
Real Estate	3.8
Foreign Government Securities	2.5
Communication Services	1.0
Energy	0.9
Short-Term Investments	11.9

Countries*~ (%)

Japan	20.1
United States	15.0
United Kingdom	8.3
France	6.5
Canada	5.4
South Korea	4.7
Hong Kong	4.3
Switzerland	3.4
Singapore	2.7
Sweden	2.5
Belgium	2.2
Mexico	2.1
Germany	2.0
Brazil	2.0
Taiwan	1.7
Norway	1.0
Chile	0.8
Thailand	0.7
Netherlands	0.6
Australia	0.5
Ireland	0.4
Peru	0.4
Malaysia	0.4
Indonesia	0.2
Turkey	0.1
Denmark	0.1
Short-Term Investments	11.9

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Overseas Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of companies from 21 developed market countries, excluding the United States and Canada. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption in urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	12.5
FANUC Corp. (Machinery, Japan)	3.3
Danone SA (Food Products, France)	2.2
British American Tobacco plc (Tobacco, United Kingdom)	2.1
Groupe Bruxelles Lambert SA (Diversified Financial Services, Belgium)	2.1
Nestle SA (Registered) (Food Products, Switzerland)	1.9
Sompo Holdings, Inc. (Insurance, Japan)	1.9
Secom Co. Ltd. (Commercial Services & Supplies, Japan)	1.9
Nutrien Ltd. (Chemicals, Canada)	1.8
Unilever NV (Personal Products, United Kingdom)	1.7
Total	31.4

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
Common Stocks — 72.8%
Australia — 0.5%
Newcrest Mining Ltd.	3,107,458	64,440,877
Belgium — 2.2%
Groupe Bruxelles Lambert SA	3,253,637	266,825,077
Legris Industries SE*‡ (a)(b)(c)	905,366	8,129,690
		274,954,767
Brazil — 2.0%
Ambev SA, ADR*	54,829,214	117,334,518
Cielo SA*	22,405,886	13,159,375
Wheaton Precious Metals Corp.	2,555,786	117,847,292
		248,341,185
Canada — 5.3%
Agnico Eagle Mines Ltd.	1,033,188	81,791,142
Barrick Gold Corp.	3,855,550	103,058,851
Franco-Nevada Corp.	224,985	30,665,035
Imperial Oil Ltd.	8,488,821	112,903,932
Nutrien Ltd.	5,482,493	223,027,815
Power Corp. of Canada	6,330,433	120,545,737
		671,992,512
Chile — 0.8%
Cia Cervecerias Unidas SA, ADR (b)	9,392,572	101,064,075
Denmark — 0.1%
ISS A/S*	836,809	10,864,775
France — 6.5%
Danone SA	5,117,957	283,868,687
Laurent-Perrier (b)	558,938	45,954,829
Legrand SA	851,876	63,055,287
LVMH Moet Hennessy Louis Vuitton SE	30,062	14,091,492
Rexel SA*	7,346,731	77,351,273
Saint Jean Groupe SA*	18,420	562,065
Sanofi	1,976,892	178,500,294
Sodexo SA	1,804,517	115,915,178
Wendel SE	493,657	42,721,754
		822,020,859

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
Germany — 2.0%
Brenntag AG	880,806	56,297,972
FUCHS PETROLUB SE (Preference)	1,112,385	57,255,942
HeidelbergCement AG	966,213	55,261,026
Henkel AG & Co. KGaA (Preference)	869,245	84,586,731
		253,401,671
Hong Kong — 4.3%
CK Asset Holdings Ltd.	13,955,500	64,802,246
Great Eagle Holdings Ltd.	22,777,700	55,053,541
Guoco Group Ltd.	7,806,340	95,803,481
Hongkong Land Holdings Ltd.	13,889,600	50,990,888
Hysan Development Co. Ltd.	17,500,405	55,792,910
Jardine Matheson Holdings Ltd.	3,892,300	172,528,735
Jardine Strategic Holdings Ltd.	1,911,000	41,377,281
		536,349,082
Ireland — 0.4%
CRH plc	1,586,739	55,681,278
Japan — 20.1%
As One Corp.	744,340	107,571,493
Chofu Seisakusho Co. Ltd. (b)	1,829,100	37,250,603
Daiichikosho Co. Ltd.	2,685,780	91,899,275
FANUC Corp.	1,952,540	412,424,962
Hirose Electric Co. Ltd.	919,830	128,394,011
Hoshizaki Corp.	932,800	74,492,710
Hoya Corp.	558,630	63,045,271
Kansai Paint Co. Ltd.	3,559,930	91,782,525
Keyence Corp.	255,000	115,724,736
Komatsu Ltd.	3,814,300	85,995,204
Maezawa Kasei Industries Co. Ltd.	305,800	2,863,744
Mitsubishi Electric Corp.	10,867,500	139,961,286
Mitsubishi Estate Co. Ltd.	13,600,150	202,858,160
MS&AD Insurance Group Holdings, Inc.	2,490,000	68,139,480
Nagaileben Co. Ltd.	1,687,224	42,219,052
Olympus Corp.	840,372	16,088,150

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
Japan — 20.1% (continued)
Secom Co. Ltd.	2,777,800	234,665,490
Shimano, Inc.	710,470	162,495,549
SK Kaken Co. Ltd.	87,561	33,269,059
SMC Corp.	255,490	135,896,577
Sompo Holdings, Inc.	6,347,500	236,989,449
T Hasegawa Co. Ltd.	1,906,436	37,152,649
USS Co. Ltd.	425,500	7,782,641
Yokogawa Electric Corp.	13,600	199,938
		2,529,162,014
Mexico — 1.6%
Fomento Economico Mexicano SAB de CV, ADR	1,597,945	85,921,503
Fresnillo plc	5,018,342	75,689,247
Industrias Penoles SAB de CV	2,246,692	35,775,060
		197,385,810
Netherlands — 0.6%
HAL Trust	608,905	77,158,832
Norway — 1.0%
Orkla ASA	13,188,419	124,496,196
Singapore — 1.6%
ComfortDelGro Corp. Ltd.	20,481,815	20,257,781
Haw Par Corp. Ltd. (b)	19,447,213	133,533,111
United Overseas Bank Ltd.	828,500	11,511,552
UOL Group Ltd.	9,410,800	42,896,279
		208,198,723
South Korea — 4.7%
Fursys, Inc. (b)	872,463	22,683,276
Hyundai Mobis Co. Ltd.	420,599	84,272,753
Kia Motors Corp.	2,167,878	97,227,523
KT&G Corp.	2,525,785	180,351,518
Lotte Confectionery Co. Ltd.	104,605	9,102,998
Lotte Corp.	772,717	19,477,888
Namyang Dairy Products Co. Ltd.	22,950	5,172,723
Namyang Dairy Products Co. Ltd. (Preference) (b)	27,183	3,228,542
NAVER Corp.	126,327	32,323,414

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
South Korea — 4.7% (continued)
NongShim Co. Ltd.	203,663	51,835,866
Samsung Electronics Co. Ltd. (Preference)	1,863,921	82,916,358
		588,592,859
Sweden — 2.5%
Industrivarden AB, Class C*	1,572,517	40,152,829
Investor AB, Class A	1,362,742	81,485,909
Investor AB, Class B	2,096,088	125,637,352
Svenska Handelsbanken AB, Class A*	8,041,032	65,153,955
		312,430,045
Switzerland — 3.3%
Cie Financiere Richemont SA (Registered)	2,792,597	174,547,929
Nestle SA (Registered)	2,199,560	247,401,966
		421,949,895
Taiwan — 1.7%
Taiwan Secom Co. Ltd.	8,545,694	26,225,662
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,219,495	186,149,046
		212,374,708
Thailand — 0.7%
Bangkok Bank PCL, NVDR	21,880,059	67,778,338
Thai Beverage PCL	52,214,985	22,205,369
		89,983,707
Turkey — 0.1%
AG Anadolu Grubu Holding A/S	7,894,093	16,371,886
United Kingdom — 8.3%
Berkeley Group Holdings plc	1,972,051	103,687,136
British American Tobacco plc	8,470,873	268,487,663
Diageo plc	1,691,038	54,650,763
GlaxoSmithKline plc	7,145,873	119,325,333
Great Portland Estates plc, REIT	872,700	6,524,339
Hiscox Ltd.	7,851,225	83,915,617
Linde plc	555,620	121,772,527
Lloyds Banking Group plc	217,111,612	79,051,804
Unilever NV	3,732,928	210,439,143
		1,047,854,325
First Eagle Funds | Annual Report | October 31, 2020

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Shares		Value ($)
United States — 2.5%
Newmont Corp.		3,083,433	193,762,930
Royal Gold, Inc.		319,684	37,981,656
Willis Towers Watson plc		447,644	81,686,077
			313,430,663
Total Common Stocks (Cost $7,301,553,317)			9,178,500,744
	Ounces
Commodities — 12.5%
Gold bullion* (Cost $799,500,107)		836,267	1,570,543,611
	Principal Amount ($)
Foreign Government Securities — 2.5%
Indonesia — 0.2%
Republic of Indonesia 8.25%, 7/15/2021	IDR	436,483,000,000	30,826,892
Malaysia — 0.4%
Malaysia Government Bond 3.42%, 8/15/2022	MYR	181,499,000	45,016,894
Mexico — 0.5%
Mex Bonos Desarr Fix Rt 6.50%, 6/9/2022	MXN	668,090,000	32,467,634
8.00%, 12/7/2023	MXN	377,210,000	19,426,275
10.00%, 12/5/2024	MXN	219,930,000	12,263,574
			64,157,483
Peru — 0.4%
Republic of Peru 8.20%, 8/12/2026 (d)	PEN	129,984,000	48,329,667
Singapore — 1.0%
Republic of Singapore 2.25%, 6/1/2021	SGD	85,183,000	63,070,517
3.13%, 9/1/2022	SGD	84,179,000	64,851,632
			127,922,149
Total Foreign Government Securities (Cost $317,260,588)			316,253,085

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Principal Amount ($)	Value ($)
Short-Term Investments — 11.9%
Commercial Paper — 11.7%
Amazon.com, Inc. 0.09%, 11/16/2020 (e)	12,817,000	12,816,588
0.09%, 11/23/2020 (e)	10,000,000	9,999,580
0.09%, 12/9/2020 (e)	35,230,000	35,227,534
American Honda Finance Corp. 0.18%, 11/5/2020 (e)	35,230,000	35,229,061
0.18%, 11/9/2020 (e)	35,230,000	35,228,434
Apple, Inc. 0.09%, 11/10/2020 (d)(e)	34,202,000	34,201,268
BASF SE 0.19%, 12/18/2020 (e)	32,081,000	32,074,188
0.17%, 12/21/2020 (d)(e)	24,318,000	24,312,485
0.18%, 12/22/2020 (d)(e)	11,660,000	11,657,288
BNG Bank NV 0.13%, 11/2/2020 (d)(e)	24,613,000	24,612,821
Cargill, Inc. 0.07%, 11/2/2020 (d)(e)	10,911,000	10,910,918
Chevron Corp. 0.10%, 11/2/2020 (d)(e)	13,656,000	13,655,864
0.10%, 11/4/2020 (d)(e)	20,198,000	20,197,663
Cigna Life Insurance Co. of New York 0.27%, 11/4/2020 (d)(e)	33,333,000	33,332,306
Dow Chemical Co. (The) 0.22%, 11/10/2020 (e)	11,639,000	11,638,467
0.22%, 11/13/2020 (e)	42,323,000	42,320,284
0.22%, 11/20/2020 (e)	28,166,000	28,162,977
0.22%, 11/27/2020 (e)	16,303,000	16,300,603
0.22%, 11/30/2020 (e)	16,303,000	16,300,319
Engie SA 0.18%, 11/16/2020 (d)(e)	12,817,000	12,816,044
0.18%, 11/17/2020 (d)(e)	11,516,000	11,515,067
Entergy Corp. 0.12%, 11/2/2020 (d)(e)	8,183,000	8,182,900
Erste Abwicklungsanstalt 0.14%, 12/15/2020 (d)(e)	36,920,000	36,915,518
0.14%, 12/29/2020 (d)(e)	4,653,000	4,652,225

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 11.7% (continued)
Export Development Corp. 0.06%, 11/6/2020 (e)	9,422,000	9,421,872
0.09%, 11/23/2020 (e)	11,389,000	11,388,423
0.10%, 11/24/2020 (e)	6,180,000	6,179,669
0.09%, 12/7/2020 (e)	17,125,000	17,123,500
Exxon Mobil Corp. 0.10%, 11/2/2020 (e)	5,690,000	5,689,963
0.09%, 11/3/2020 (e)	24,073,000	24,072,783
0.09%, 11/4/2020 (e)	7,463,000	7,462,913
General Motors Financial Co., Inc. 0.45%, 11/2/2020 (e)	10,366,000	10,365,603
Henkel of America, Inc. 0.12%, 12/15/2020 (d)(e)	21,207,000	21,203,884
Hitachi International Treasury Ltd. 0.11%, 11/2/2020 (d)(e)	6,383,000	6,382,940
Koch Industries, Inc. 0.12%, 12/1/2020 (e)	23,253,000	23,250,292
Kreditanstalt fuer Wiederaufbau 0.13%, 12/3/2020 (d)(e)	18,821,000	18,818,689
0.12%, 12/16/2020 (d)(e)	25,000,000	24,995,659
0.15%, 12/18/2020 (d)(e)	35,424,000	35,417,491
0.15%, 12/23/2020 (e)	12,719,000	12,716,291
LVMH Moet Hennessy Louis Vuitton SE 0.13%, 11/18/2020 (e)	15,913,000	15,912,219
0.12%, 11/20/2020 (d)(e)	25,000,000	24,998,629
0.13%, 12/21/2020 (d)(e)	25,000,000	24,995,414
0.18%, 1/14/2021 (d)(e)	26,424,000	26,416,135
0.15%, 1/21/2021 (d)(e)	25,000,000	24,991,642
LVMH Moet Hennessy Louis Vuitton, Inc. 0.10%, 11/9/2020 (e)	7,477,000	7,476,813
MetLife Short Term Funding LLC 0.09%, 11/3/2020 (e)	49,180,000	49,179,454
Mitsubishi International Corp. 0.15%, 11/10/2020 (e)	8,333,000	8,332,753
0.15%, 11/12/2020 (e)	8,333,000	8,332,699
Mitsui & Co. USA, Inc. 0.17%, 11/2/2020 (e)	5,456,000	5,455,923

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 11.7% (continued)
Nederlandse Waterschapsbank NV 0.16%, 11/3/2020 (d)(e)	44,102,000	44,101,529
0.13%, 11/19/2020 (d)(e)	28,166,000	28,164,169
0.14%, 12/3/2020 (d)(e)	33,220,000	33,216,110
Nestle Capital Corp.
0.07%, 11/9/2020 (d)(e)	18,970,000	18,969,652
Nestle Finance International Ltd. 0.08%, 11/17/2020 (d)(e)	20,274,000	20,273,422
NRW Bank 0.10%, 11/2/2020 (d)(e)	24,505,000	24,504,818
0.09%, 11/6/2020 (d)(e)	61,461,000	61,459,877
0.10%, 11/12/2020 (d)(e)	31,742,000	31,740,831
0.11%, 11/24/2020 (d)(e)	5,217,000	5,216,562
0.18%, 11/25/2020 (d)(e)	7,588,000	7,587,331
0.17%, 2/16/2021 (d)(e)	22,877,000	22,864,324
0.18%, 2/19/2021 (e)	25,000,000	24,985,689
0.18%, 2/23/2021 (e)	25,000,000	24,985,097
0.18%, 3/2/2021 (d)(e)	25,000,000	24,983,942
Pfizer, Inc. 0.10%, 11/2/2020 (d)(e)	9,228,000	9,227,946
0.10%, 11/10/2020 (e)	10,896,000	10,895,767
0.09%, 11/24/2020 (d)(e)	9,661,000	9,660,423
PSP Capital, Inc. 0.11%, 11/5/2020 (d)(e)	19,225,000	19,224,776
Roche Holdings, Inc. 0.08%, 11/20/2020 (d)(e)	23,605,000	23,603,981
Total Capital Canada Ltd. 0.15%, 12/17/2020 (e)	40,000,000	39,993,280
0.18%, 1/21/2021 (e)	14,184,000	14,179,258
Unilever Capital Corp. 0.08%, 12/2/2020 (e)	24,613,000	24,611,579
Total Commercial Paper (Cost $1,477,287,833)		1,477,292,418

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Principal Amount ($)	Value ($)
U.S. Treasury Obligations — 0.2%
U.S. Treasury Bills 0.09%, 11/10/2020 (e)	10,000,000	9,999,856
0.09%, 11/19/2020 (e)	10,000,000	9,999,610
Total U.S. Treasury Obligations (Cost $19,999,350)		19,999,466
	Shares
Investment Companies — 0.0% (f)
JP Morgan U.S. Government Money Market Fund, Agency Shares 0.01% (g) (Cost $51,116)	51,116	51,116
Total Short-Term Investments (Cost $1,497,338,299)		1,497,343,000
Total Investments — 99.7% (Cost $9,915,652,311)		12,562,640,440
Other Assets Less Liabilities — 0.3%		34,460,309
Net Assets — 100.0%		12,597,100,749

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Security fair valued as of October 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2020 amounted to $8,129,690, which represents approximately 0.06% of net assets of the Fund.

(b)  Affiliated company as defined under the Investment Company Act of 1940.

(c)  Represents a security that is subject to legal or contractual restrictions on resale.

(d)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at October 31, 2020 amounted to $888,312,210, which represents approximately 7.05% of net assets of the Fund.

(e)  The rate shown was the current yield as of October 31, 2020.

(f)  Represents less than 0.05% of net assets.

(g)  Represents 7-day effective yield as of October 31, 2020.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,607,785,360
Aggregate gross unrealized depreciation	(1,506,323,631)
Net unrealized appreciation	$2,101,461,729
Federal income tax cost	$10,462,285,861

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2020

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Legris Industries SE	04/30/04	$23,433,066	$8.98

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2020

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	6,108,938,000	USD	57,999,459	JPMorgan Chase Bank	11/18/2020	$360,826
USD	54,489,292	EUR	45,744,000	JPMorgan Chase Bank	11/18/2020	1,195,921
USD	36,911,604	GBP	28,447,000	JPMorgan Chase Bank	11/18/2020	55,028
USD	43,227,184	EUR	36,765,000	Goldman Sachs	12/16/2020	363,630
Total unrealized appreciation						1,975,405
USD	57,599,539	JPY	6,108,938,000	JPMorgan Chase Bank	11/18/2020	(760,746)
USD	40,101,467	GBP	31,027,000	Goldman Sachs	12/16/2020	(107,509)
Total unrealized depreciation						(868,255)
Net unrealized appreciation						$1,107,150

Abbreviations

ADR  — American Depositary Receipt

EUR  — Euro

Fix Rt  — Fixed Rate

GBP  — British Pound

IDR  — Indonesian Rupiah

JPY  — Japanese Yen

MXN  — Mexican Peso

MYR  — Malaysia Ringgit

NVDR  — Non-Voting Depositary Receipt

PEN  — Peruvian Sol

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  — Real Estate Investment Trust

SGD  — Singapore Dollar

USD  — United States Dollar

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2020

Affiliated Securities

Security Description	Shares at October 31, 2020	Market Value October 31, 2019	Purchases at Cost	Proceeds from Sales
Common Stock — 2.8%
Belgium — 0.1%
Legris Industries SE*‡ (a)(c)	905,366	$19,770,997	$—	$—
Chile — 0.8%
Cia Cervecerias Unidas SA	9,392,572	125,971,832	43,880,738	—
France — 0.3%
Laurent-Perrier	558,938	55,481,136	—	—
Japan — 0.3%
Chofu Seisakusho Co. Ltd.	1,829,100	42,652,531	—	(298,800)
Maezawa Kasei Industries Co. Ltd.^	305,800	9,169,992	—	(5,089,108)
		51,822,523	—	(5,387,908)
Singapore — 1.1%
Haw Par Corp. Ltd.	19,447,213	205,615,197	—	(9,925,090)
South Korea — 0.2%
Fursys, Inc.	872,463	23,284,177	—	—
Namyang Dairy Products Co. Ltd. (Preference)	27,183	4,018,631	—	—
		27,302,808	—	—
Total Common Stock		485,964,493	43,880,738	(15,312,998)
Total		$485,964,493	$43,880,738	$(15,312,998)
Security Description	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2020	Dividend Income
Common Stock — 2.8%
Belgium — 0.1%
Legris Industries SE*‡ (a)(c)	$—	$(11,641,307)	$8,129,690	$—
Chile — 0.8%
Cia Cervecerias Unidas SA	—	(68,788,495)	101,064,075	4,226,110
France — 0.3%
Laurent-Perrier	—	(9,526,307)	45,954,829	574,913
Japan — 0.3%
Chofu Seisakusho Co. Ltd.	29,442	(5,132,570)	37,250,603	486,846
Maezawa Kasei Industries Co. Ltd.^	(2,362,046)	1,144,906	2,863,744	179,046
	(2,332,604)	(3,987,664)	40,114,347	665,892

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Overseas Fund | Consolidated Schedule of Investments | October 31, 2020

Affiliated Securities (continued)

Security Description	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2020	Dividend Income
Singapore — 1.1%
Haw Par Corp. Ltd.	$3,768,167	$(65,925,163)	$133,533,111	$4,227,198
South Korea — 0.2%
Fursys, Inc.	—	(600,901)	22,683,276	572,460
Namyang Dairy Products Co. Ltd. (Preference)	—	(790,089)	3,228,542	18,264
	—	(1,390,990)	25,911,818	590,724
Total Common Stock	1,435,563	(161,259,926)	354,707,870	10,284,837
Total	$1,435,563	$(161,259,926)	$354,707,870	$10,284,837

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

^  Represents an unaffiliated issuer as of October 31, 2020.

(a)  Security fair valued as of October 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2020 amounted to $8,129,690, which represents approximately 0.06% of net assets of the Fund.

(c)  Represents a security that is subject to legal or contractual restrictions on resale.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle U.S. Value Fund

Fund Overview

Data as of October 31, 2020 (unaudited)

Investment Objective

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity and debt securities. Management utilizes a highly disciplined, bottom-up, value-oriented approach in seeking to achieve its investment objective.

Average Annual Returns^ (%)			One Year	Five Years	Ten Years
First Eagle U.S. Value Fund	Class A	without sales charge	-2.23	5.91	7.24
		with sales charge	-7.11	4.83	6.70
S&P 500 Index			9.71	11.71	13.01
Consumer Price Index			1.18	1.83	1.76

Asset Allocation* (%)

Sectors* (%)

Financials	17.5
Commodities	14.4
Information Technology	12.7
Industrials	12.0
Communication Services	10.0
Materials	7.3
Consumer Staples	6.9
Health Care	6.3
Energy	5.1
Real Estate	3.8
Consumer Discretionary	1.2
Utilities	0.6
Short-Term Investments	2.2

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Sector percentages are based on total investments in the portfolio.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle U.S. Value Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	14.5
Oracle Corp. (Software, United States)	4.5
Comcast Corp. (Media, United States)	4.3
Colgate-Palmolive Co. (Household Products, United States)	3.5
Deere & Co. (Machinery, United States)	3.4
Facebook, Inc. (Interactive Media & Services, United States)	2.9
Philip Morris International, Inc. (Tobacco, United States)	2.8
CH Robinson Worldwide, Inc. (Air Freight & Logistics, United States)	2.6
Alleghany Corp. (Insurance, United States)	2.3
Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs), United States)	2.3
Total	43.1

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
Common Stocks — 81.0%
Aerospace & Defense — 0.1%
General Dynamics Corp.	12,035	1,580,557
Air Freight & Logistics — 3.3%
CH Robinson Worldwide, Inc.	326,601	28,881,326
Expeditors International of Washington, Inc.	89,172	7,880,130
		36,761,456
Banks — 3.4%
Truist Financial Corp.	354,620	14,936,594
US Bancorp	490,796	19,116,504
Wells Fargo & Co.	198,419	4,256,088
		38,309,186
Capital Markets — 2.9%
Bank of New York Mellon Corp. (The)	662,458	22,762,057
Charles Schwab Corp. (The)	222,681	9,154,416
		31,916,473
Chemicals — 3.0%
Linde plc (United Kingdom)	48,101	10,598,574
Nutrien Ltd. (Canada)	319,147	12,982,900
PPG Industries, Inc.	36,734	4,765,135
Scotts Miracle-Gro Co. (The)	31,439	4,717,422
		33,064,031
Consumer Finance — 1.2%
American Express Co.	143,823	13,122,410
Diversified Financial Services — 1.1%
Berkshire Hathaway, Inc., Class A*	41	12,402,500
Electronic Equipment, Instruments & Components — 1.1%
IPG Photonics Corp.*	65,950	12,264,062
Energy Equipment & Services — 1.7%
National Oilwell Varco, Inc.	965,034	8,106,285
Schlumberger NV	719,018	10,742,129
		18,848,414
Equity Real Estate Investment Trusts (REITs) — 3.8%
Boston Properties, Inc.	64,068	4,639,164
Douglas Emmett, Inc.	157,041	3,706,167

First Eagle Funds | Annual Report | October 31, 2020

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
Equity Real Estate Investment Trusts (REITs) — 3.8% (continued)
Equity Residential	161,312	7,578,438
Weyerhaeuser Co.	950,211	25,931,258
		41,855,027
Food Products — 0.6%
Kraft Heinz Co. (The)	206,681	6,322,372
Gas Utilities — 0.6%
UGI Corp.	217,278	7,026,771
Health Care Equipment & Supplies — 2.2%
DENTSPLY SIRONA, Inc.	316,174	14,920,251
Varian Medical Systems, Inc.*	54,656	9,444,557
		24,364,808
Health Care Providers & Services — 4.1%
Anthem, Inc.	70,624	19,266,227
HCA Healthcare, Inc.	98,362	12,190,986
Universal Health Services, Inc., Class B	123,366	13,514,746
		44,971,959
Household Products — 3.5%
Colgate-Palmolive Co.	496,668	39,182,138
Industrial Conglomerates — 1.3%
3M Co.	88,450	14,148,462
Insurance — 7.7%
Alleghany Corp.	47,917	26,207,245
Brown & Brown, Inc.	396,625	17,257,154
Travelers Cos., Inc. (The)	128,831	15,551,190
W R Berkley Corp.	264,820	15,920,978
Willis Towers Watson plc	60,274	10,998,799
		85,935,366
Interactive Media & Services — 5.7%
Alphabet, Inc., Class A*	7,298	11,794,371
Alphabet, Inc., Class C*	12,094	19,604,495
Facebook, Inc., Class A*	120,766	31,774,742
		63,173,608
Internet & Direct Marketing Retail — 1.2%
Booking Holdings, Inc.*	8,032	13,031,920

First Eagle Funds | Annual Report | October 31, 2020

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
Machinery — 5.9%
Cummins, Inc.	72,632	15,971,051
Deere & Co.	168,017	37,956,720
Flowserve Corp.	378,708	11,027,977
		64,955,748
Media — 4.3%
Comcast Corp., Class A	1,119,185	47,274,374
Metals & Mining — 4.4%
Agnico Eagle Mines Ltd. (Canada)	97,599	7,726,313
Barrick Gold Corp. (Canada)	368,359	9,846,236
Franco-Nevada Corp. (Canada)	21,527	2,934,090
Newcrest Mining Ltd. (Australia)	320,835	6,653,312
Newmont Corp.	279,271	17,549,390
Royal Gold, Inc.	31,199	3,706,753
		48,416,094
Oil, Gas & Consumable Fuels — 2.1%
Exxon Mobil Corp.	710,372	23,172,335
Road & Rail — 1.4%
Union Pacific Corp.	89,296	15,822,358
Semiconductors & Semiconductor Equipment — 3.2%
Analog Devices, Inc.	143,380	16,994,831
Texas Instruments, Inc.	128,555	18,587,768
		35,582,599
Software — 8.4%
Microsoft Corp.	115,611	23,407,759
Oracle Corp.	882,926	49,540,978
salesforce.com, Inc.*	49,128	11,410,961
Teradata Corp.*	463,744	8,518,977
		92,878,675
Tobacco — 2.8%
Philip Morris International, Inc.	435,178	30,906,342
Total Common Stocks (Cost $611,482,519)		897,290,045

First Eagle Funds | Annual Report | October 31, 2020

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Ounces	Value ($)
Commodities — 14.5%
Gold bullion* (Cost $88,150,477)	85,337	160,265,606
	Principal Amount ($)
Corporate Bonds — 1.7%
Banks — 1.1%
Wachovia Capital Trust III (ICE LIBOR USD 3 Month + 0.93%, 5.57% Floor), 5.57%, 12/7/2020 (a)(b)	12,404,000	12,418,885
Health Care Equipment & Supplies — 0.1%
Bausch & Lomb, Inc. 7.13%, 8/1/2028‡	600,000	609,000
Oil, Gas & Consumable Fuels — 0.5%
CITGO Petroleum Corp. 6.25%, 8/15/2022 (c)	6,542,000	6,133,125
Total Corporate Bonds (Cost $19,388,006)		19,161,010
	Shares
Master Limited Partnerships — 0.8%
Oil, Gas & Consumable Fuels — 0.8%
Enterprise Products Partners LP (Cost $9,832,488)	526,087	8,717,262
	Principal Amount ($)
Short-Term Investments — 2.2%
Commercial Paper — 0.4%
Cargill, Inc. 0.07%, 11/2/2020 (c)(d)	1,248,000	1,247,991
Entergy Corp. 0.12%, 11/2/2020 (c)(d)	936,000	935,988
General Motors Financial Co., Inc. 0.45%, 11/2/2020 (d)	1,185,000	1,184,955
Hitachi International Treasury Ltd. (Japan) 0.11%, 11/2/2020 (c)(d)	729,000	728,993
Mitsui & Co. USA, Inc. 0.17%, 11/2/2020 (d)	624,000	623,991
Total Commercial Paper (Cost $4,721,975)		4,721,918

First Eagle Funds | Annual Report | October 31, 2020

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
Investment Companies — 0.0% (e)
JP Morgan U.S. Government Money Market Fund, Agency Shares, 0.01% (f) (Cost $20,169)	20,169	20,169
	Principal Amount ($)
U.S. Treasury Obligations — 1.8%
U.S. Treasury Bills 0.07%, 11/5/2020 (d)	5,000,000	4,999,970
0.08%, 11/19/2020 (d)	15,000,000	14,999,416
Total U.S. Treasury Obligations (Cost $19,999,326)		19,999,386
Total Short-Term Investments (Cost $24,741,470)		24,741,473
Total Investments — 100.2% (Cost $753,594,960)		1,110,175,396
Liabilities in Excess of Other Assets — (0.2%)		(1,815,890)
Net Assets — 100.0%		1,108,359,506

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Perpetual security. The rate reflected was the rate in effect on October 31, 2020. The maturity date reflects the next call date.

(b)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2020.

(c)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at October 31, 2020 amounted to $9,046,097, which represents approximately 0.82% of net assets of the Fund.

(d)  The rate shown was the current yield as of October 31, 2020.

(e)  Represents less than 0.05% of net assets.

(f)  Represents 7-day effective yield as of October 31, 2020.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | October 31, 2020

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$448,585,554
Aggregate gross unrealized depreciation	(92,100,227)
Net unrealized appreciation	$356,485,327
Federal income tax cost	$753,690,069

Abbreviations

ICE  — Intercontinental Exchange

LIBOR  — London Interbank Offered Rate

USD  — United States Dollar

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Gold Fund

Fund Overview

Data as of October 31, 2020 (unaudited)

Investment Objective

The First Eagle Gold Fund is a non-diversified fund that seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. In seeking to achieve its objective, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in gold, and/or securities directly related to gold or issuers principally engaged in the gold industry.

Average Annual Returns (%)			One Year	Five Years	Ten Years
First Eagle Gold Fund	Class A	without sales load	40.84	16.28	-1.37
		with sales load	33.81	15.10	-1.88
FTSE Gold Mines Index			36.00	21.56	-3.98
MSCI World Index			4.36	8.13	8.64
Consumer Price Index			1.18	1.83	1.76

Asset Allocation* (%)

Sectors* (%)
Materials	63.2
Commodities	23.4
Short-Term Investments	13.4

Countries*~ (%)

Canada	36.6
United States	35.6
Brazil	5.5
Mexico	4.3
Australia	3.4
Tanzania, United Republic of	1.2
Short-Term Investments	13.4

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Gold Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed market countries. The index provides total returns in U.S. dollars with dividends reinvested. The FTSE Gold Mines Index is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The index is unmanaged and includes dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion** (Precious Metal)	20.7
Newmont Corp. (Metals & Mining, United States)	9.7
Barrick Gold Corp. (Metals & Mining, Canada)	7.5
Wheaton Precious Metals Corp. (Metals & Mining, Brazil)	5.6
B2Gold Corp. (Metals & Mining, Canada)	4.6
Novagold Resources, Inc. (Metals & Mining, Canada)	4.2
Kirkland Lake Gold Ltd. (Metals & Mining, Canada)	4.1
Agnico Eagle Mines Ltd. (Metals & Mining, Canada)	3.9
Fresnillo plc (Metals & Mining, Mexico)	3.4
Newcrest Mining Ltd. (Metals & Mining, Australia)	3.4
Total	67.1

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Gold Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
Common Stocks — 63.7%
Australia — 3.4%
Newcrest Mining Ltd.	4,036,076	83,698,083
Brazil — 5.6%
Wheaton Precious Metals Corp.	2,965,286	136,729,338
Canada — 36.8%
Agnico Eagle Mines Ltd.	1,217,341	96,369,403
Alamos Gold, Inc., Class A	9,110,996	83,225,115
B2Gold Corp.	17,612,461	113,291,894
Barrick Gold Corp.	6,871,570	183,677,066
Dundee Precious Metals, Inc. (a)	11,425,440	75,809,420
Franco-Nevada Corp.	427,322	58,243,190
Kinross Gold Corp.	2,275,478	18,135,560
Kirkland Lake Gold Ltd.	2,230,826	101,637,122
MAG Silver Corp.*	3,280,988	55,434,241
Novagold Resources, Inc.*	9,965,761	103,245,284
Orla Mining Ltd.*	3,995,382	16,103,882
		905,172,177
Mexico — 4.4%
Fresnillo plc	5,591,932	84,340,430
Industrias Penoles SAB de CV	1,403,600	22,350,137
		106,690,567
Tanzania, United Republic of — 1.2%
AngloGold Ashanti Ltd., ADR	1,286,240	29,763,594
United States — 12.3%
Newmont Corp.	3,788,123	238,045,649
Royal Gold, Inc.	550,063	65,352,985
		303,398,634
Total Common Stocks (Cost $801,475,860)		1,565,452,393
	Ounces
Commodities — 23.6%
Gold bullion*	271,261	509,438,609
Silver bullion*	3,035,001	71,736,188
Total Commodities (Cost $401,673,556)		581,174,797

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Gold Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Number of Rights	Value ($)
Rights — 0.2%
Canada — 0.2%
Pan American Silver Corp., CVR, expiring 2/22/2029* (Cost $45,973,715)	6,835,667	4,921,680
	Principal Amount ($)
Short-Term Investments — 13.5%
Commercial Paper — 13.5%
BASF SE 0.17%, 12/21/2020 (b)(c)	5,914,000	5,912,659
BNG Bank NV 0.13%, 11/2/2020 (b)(c)	5,986,000	5,985,957
Cargill, Inc. 0.07%, 11/2/2020 (b)(c)	33,173,000	33,172,751
Dow Chemical Co. (The) 0.22%, 11/10/2020 (c)	4,636,000	4,635,787
0.22%, 11/13/2020 (c)	16,856,000	16,854,918
0.22%, 11/20/2020 (c)	20,623,000	20,620,787
Entergy Corp. 0.12%, 11/2/2020 (b)(c)	24,880,000	24,879,697
Erste Abwicklungsanstalt 0.14%, 12/15/2020 (b)(c)	8,978,000	8,976,910
0.14%, 12/29/2020 (b)(c)	11,072,000	11,070,155
Export Development Corp. 0.06%, 11/6/2020 (c)	6,421,000	6,420,913
0.09%, 11/23/2020 (c)	22,061,000	22,059,882
0.10%, 11/24/2020 (c)	7,719,000	7,718,587
Exxon Mobil Corp. 0.09%, 11/3/2020 (c)	11,811,000	11,810,894
0.09%, 11/4/2020 (c)	3,662,000	3,661,957
General Motors Financial Co., Inc. 0.45%, 11/2/2020 (c)	31,514,000	31,512,795
Hitachi International Treasury Ltd. 0.11%, 11/2/2020 (b)(c)	19,406,000	19,405,817
Kreditanstalt fuer Wiederaufbau 0.15%, 12/18/2020 (b)(c)	4,744,000	4,743,128
0.15%, 12/23/2020 (c)	5,294,000	5,292,873
Mitsui & Co. USA, Inc. 0.17%, 11/2/2020 (c)	16,586,000	16,585,765

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Gold Fund | Consolidated Schedule of Investments | October 31, 2020

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 13.5% (continued)
Nederlandse Waterschapsbank NV 0.13%, 11/19/2020 (b)(c)	20,623,000	20,621,659
NRW Bank 0.09%, 11/6/2020 (b)(c)	25,498,000	25,497,534
0.10%, 11/12/2020 (b)(c)	12,642,000	12,641,534
Pfizer, Inc. 0.09%, 11/24/2020 (b)(c)	7,074,000	7,073,578
Unilever Capital Corp. 0.08%, 12/2/2020 (c)	5,986,000	5,985,654
Total Commercial Paper (Cost $333,142,200)		333,142,191
	Shares
Investment Companies — 0.0% (d)
JP Morgan U.S. Government Money Market Fund, Agency Shares 0.01% (e) (Cost $20,161)	20,161	20,161
Total Short-Term Investments (Cost $333,162,361)		333,162,352
Total Investments — 101.0% (Cost $1,582,285,492)		2,484,711,222
Liabilities in Excess of Other Assets — (1.0)%		(25,316,599)
Net Assets — 100.0%		2,459,394,623

*  Non-income producing security.

(a)  Affiliated company as defined under the Investment Company Act of 1940.

(b)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at October 31, 2020 amounted to $179,981,379, which represents approximately 7.32% of net assets of the Fund.

(c)  The rate shown was the current yield as of October 31, 2020.

(d)  Represents less than 0.05% of net assets.

(e)  Represents 7-day effective yield as of October 31, 2020.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$943,479,658
Aggregate gross unrealized depreciation	(112,362,599)
Net unrealized appreciation	$831,117,059
Federal income tax cost	$1,653,594,163

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Gold Fund | Consolidated Schedule of Investments | October 31, 2020

Abbreviations

ADR  — American Depositary Receipt

CVR  — Contingent Value Rights

Affiliated Securities

Security Description	Shares at October 31, 2020	Market Value October 31, 2019	Purchases at Cost	Proceeds from Sales
Common Stock — 3.1%
Canada — 3.1%
Dundee Precious Metals, Inc.	11,425,440	$32,628,136	$9,707,690	$—
Total Common Stock		32,628,136	9,707,690	—
Total		$32,628,136	$9,707,690	$—
Security Description	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value October 31, 2020	Dividend Income
Common Stock — 3.1%
Canada — 3.1%
Dundee Precious Metals, Inc.	$—	$33,473,594	$75,809,420	$519,255
Total Common Stock	—	33,473,594	75,809,420	519,255
Total	$—	$33,473,594	$75,809,420	$519,255

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Income Builder Fund

Fund Overview

Data as of October 31, 2020 (unaudited)

Investment Objective

The First Eagle Global Income Builder Fund seeks current income generation and long-term growth of capital. Fundamental research drives the identification of income-producing investment opportunities across all market environments.

Average Annual Returns^ (%)			One Year	Five Years	Since Inception (5/1/2012)
First Eagle Global Income Builder	Class A	without sales load	-3.38	3.92	4.69
		with sales load	-8.21	2.87	4.06
Composite Index			5.72	6.76	7.01
MSCI World Index			4.36	8.13	9.03
Bloomberg Barclays U.S. Aggregate Bond Index			6.19	4.08	3.29

Asset Allocation* (%)

Sectors* (%)
Consumer Staples	20.0
Financials	13.8
Industrials	12.5
Commodities	9.2
U.S. Treasury Obligations	7.8
Materials	6.8
Energy	5.5
Information Technology	5.1
Health Care	4.8
Consumer Discretionary	4.6
Real Estate	4.5
Communication Services	1.0
Foreign Government Securities	0.4
Utilities	0.3
Short-Term Investments	3.7

Countries*~ (%)

United States	51.6
United Kingdom	9.0
Hong Kong	4.3
France	4.1
Japan	3.9
Canada	3.6
Switzerland	3.5
Germany	2.4
South Korea	2.3
Belgium	1.9
Sweden	1.8
Mexico	1.2
Norway	1.1
Brazil	1.1
Chile	0.9
Netherlands	0.8
Thailand	0.7
Singapore	0.5
Taiwan	0.5
Australia	0.2
Turkey	0.2
Spain	0.2
Malaysia	0.2
Indonesia	0.1
Poland	0.1
Denmark	0.1
Short-Term Investments	3.7

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Income Builder Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A shares give effect to the deduction of the maximum sales charge of 5.00%.

The composite index consists of 60% of the MSCI World Index and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed market countries. The index provides total returns in U.S. dollars with net dividends reinvested. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS. One cannot invest directly in an index.

Top 10 Holdings* (%)

Gold bullion (Precious Metal)	9.1
Nestle SA (Registered) (Food Products, Switzerland)	2.4
Unilever NV (Personal Products, United Kingdom)	2.2
British American Tobacco plc (Tobacco, United Kingdom)	2.0
Groupe Bruxelles Lambert SA (Diversified Financial Services, Belgium)	1.9
Jardine Matheson Holdings Ltd. (Industrial Conglomerates, Hong Kong)	1.9
Danone SA (Food Products, France)	1.8
Colgate-Palmolive Co. (Household Products, United States)	1.7
Philip Morris International, Inc. (Tobacco, United States)	1.6
KT&G Corp. (Tobacco, South Korea)	1.6
Total	26.2

*Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
Common Stocks — 58.7%
Belgium — 1.9%
Groupe Bruxelles Lambert SA	277,053	22,720,632
Brazil — 1.1%
Ambev SA, ADR*	3,154,077	6,749,725
Cielo SA*	1,621,951	952,601
Wheaton Precious Metals Corp.	111,232	5,128,907
		12,831,233
Canada — 3.4%
Agnico Eagle Mines Ltd.	97,226	7,696,785
Franco-Nevada Corp.	38,495	5,246,796
Imperial Oil Ltd.	287,984	3,830,276
Nutrien Ltd.	251,917	10,247,983
Power Corp. of Canada	692,979	13,195,885
		40,217,725
Chile — 0.9%
Cia Cervecerias Unidas SA, ADR	988,140	10,632,386
Quinenco SA	200,388	264,083
		10,896,469
Denmark — 0.1%
ISS A/S*	56,950	739,415
France — 4.1%
Danone SA	394,081	21,857,795
Legrand SA	39,239	2,904,444
Sanofi	151,208	13,653,084
Sodexo SA	136,670	8,779,151
Wendel SE	15,480	1,339,661
		48,534,135
Germany — 1.7%
Brenntag AG	94,833	6,061,387
FUCHS PETROLUB SE (Preference)	143,667	7,394,732
Henkel AG & Co. KGaA (Preference)	72,310	7,036,528
		20,492,647

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
Hong Kong — 4.3%
CK Asset Holdings Ltd.	1,840,500	8,546,346
Great Eagle Holdings Ltd.	1,749,774	4,229,191
Guoco Group Ltd.	67,700	830,850
Hongkong Land Holdings Ltd.	1,344,900	4,937,338
Hysan Development Co. Ltd.	1,193,083	3,803,659
Jardine Matheson Holdings Ltd.	505,700	22,415,482
Mandarin Oriental International Ltd.	3,643,300	6,661,705
		51,424,571
Japan — 3.8%
FANUC Corp.	72,100	15,229,311
Komatsu Ltd.	153,000	3,449,457
Mitsubishi Electric Corp.	565,200	7,279,146
MS&AD Insurance Group Holdings, Inc.	24,300	664,976
Secom Co. Ltd.	148,400	12,536,669
Sompo Holdings, Inc.	162,600	6,070,813
USS Co. Ltd.	30,700	561,521
Yokogawa Electric Corp.	1,500	22,052
		45,813,945
Malaysia — 0.2%
British American Tobacco Malaysia Bhd.	798,700	1,945,553
Mexico — 0.9%
Fomento Economico Mexicano SAB de CV, ADR	88,472	4,757,140
Fresnillo plc	405,913	6,122,191
		10,879,331
Netherlands — 0.4%
HAL Trust	38,287	4,851,627
Norway — 1.1%
Orkla ASA	1,384,485	13,069,278
Singapore — 0.5%
ComfortDelGro Corp. Ltd.	3,504,000	3,465,673
UOL Group Ltd.	666,500	3,038,038
		6,503,711

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
South Korea — 2.2%
Kia Motors Corp.	77,829	3,490,566
KT&G Corp.	268,019	19,137,667
Samsung Electronics Co. Ltd. (Preference)	91,052	4,050,440
		26,678,673
Spain — 0.2%
Zardoya Otis SA	366,424	2,238,472
Sweden — 1.8%
Industrivarden AB, Class C*	189,168	4,830,237
Investor AB, Class A	190,148	11,370,005
Svenska Handelsbanken AB, Class A*	630,573	5,109,335
		21,309,577
Switzerland — 3.5%
Cie Financiere Richemont SA (Registered)	195,516	12,220,493
Nestle SA (Registered)	256,690	28,871,961
		41,092,454
Taiwan — 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (a)	66,410	5,569,807
Thailand — 0.7%
Bangkok Bank PCL, NVDR	1,644,800	5,095,133
Thai Beverage PCL	7,735,100	3,289,491
		8,384,624
Turkey — 0.2%
Coca-Cola Icecek A/S*	466,883	2,508,152
United Kingdom — 7.7%
Berkeley Group Holdings plc	146,085	7,680,904
British American Tobacco plc	745,163	23,618,235
Diageo plc	109,223	3,529,856
GlaxoSmithKline plc	689,315	11,510,524
Great Portland Estates plc, REIT	83,617	625,124
Hiscox Ltd.	600,597	6,419,313
Linde plc	22,140	4,852,316
Linde plc (a)	21,286	4,690,157
Lloyds Banking Group plc	9,349,373	3,404,170
Unilever NV	454,539	25,624,067
		91,954,666

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
United States — 17.5%
3M Co. (a)	65,446	10,468,742
American Express Co.	34,581	3,155,170
Analog Devices, Inc.	25,614	3,036,027
Anthem, Inc. (a)	31,144	8,496,083
Bank of New York Mellon Corp. (The) (a)	258,693	8,888,692
Boston Properties, Inc., REIT	46,721	3,383,068
CH Robinson Worldwide, Inc. (a)	115,489	10,212,692
Colgate-Palmolive Co.	255,488	20,155,448
Cummins, Inc.	9,924	2,182,188
Deere & Co. (a)	12,219	2,760,394
Douglas Emmett, Inc., REIT	102,573	2,420,723
Equity Residential, REIT (a)	115,268	5,415,291
Exxon Mobil Corp. (a)	572,716	18,681,996
General Dynamics Corp.	7,297	958,315
Kraft Heinz Co. (The) (a)	165,157	5,052,153
Microsoft Corp. (a)	21,517	4,356,547
Oracle Corp. (a)	206,444	11,583,573
Philip Morris International, Inc. (a)	274,614	19,503,086
PPG Industries, Inc. (a)	23,817	3,089,541
Royal Gold, Inc. (a)	38,328	4,553,750
Schlumberger NV (a)	448,673	6,703,175
Texas Instruments, Inc. (a)	80,888	11,695,596
Travelers Cos., Inc. (The) (a)	75,357	9,096,344
Truist Financial Corp. (a)	183,297	7,720,470
UGI Corp.	107,848	3,487,804
Union Pacific Corp.	11,663	2,066,567
US Bancorp (a)	113,132	4,406,491
Wells Fargo & Co. (a)	312,627	6,705,849
Weyerhaeuser Co., REIT (a)	289,931	7,912,217
		208,147,992
Total Common Stocks (Cost $729,829,946)		698,804,689

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2020

Investments	Principal Amount ($)	Value ($)
Corporate Bonds — 16.5%
Australia — 0.2%
Nufarm Australia Ltd. 5.75%, 4/30/2026 (b)	2,633,000	2,659,330
Canada — 0.2%
Open Text Corp. 3.88%, 2/15/2028 (b)	1,106,000	1,123,453
Open Text Holdings, Inc. 4.13%, 2/15/2030 (b)	774,000	803,025
		1,926,478
Germany — 0.7%
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/2021 (b)	2,494,000	2,528,908
IHO Verwaltungs GmbH 4.75%, (4.75% Cash or 5.50% PIK), 9/15/2026 (b)(c)	3,879,000	3,917,790
6.00%, (6.00% Cash or 6.75% PIK), 5/15/2027 (b)(c)	1,336,632	1,393,439
		7,840,137
Netherlands — 0.4%
NXP BV 4.63%, 6/1/2023 (b)	4,400,000	4,823,947
Poland — 0.1%
CANPACK SA 3.13%, 11/1/2025 (b)	420,000	425,250
2.38%, 11/1/2027 (b)	601,000	701,705
		1,126,955
United Kingdom — 0.4%
Lloyds Banking Group plc 3.00%, 1/11/2022	1,250,000	1,284,587
(ICE LIBOR USD 3 Month + 0.81%), 2.91%, 11/7/2023 (d)	2,090,000	2,173,781
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.50%), 3.87%, 7/9/2025 (d)	1,655,000	1,805,066
		5,263,434
United States — 14.5%
AbbVie, Inc. (ICE LIBOR USD 3 Month + 0.35%), 0.60%, 5/21/2021 (b)(d)	2,699,000	2,701,632
2.15%, 11/19/2021 (b)	5,622,000	5,721,498

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2020

Investments	Principal Amount ($)	Value ($)
United States — 14.5% (continued)
ACCO Brands Corp. 5.25%, 12/15/2024 (b)	6,882,000	7,054,050
Aircastle Ltd. 5.50%, 2/15/2022	4,919,000	5,053,380
4.40%, 9/25/2023	984,000	990,534
American Tower Corp. REIT, 2.40%, 3/15/2025	115,000	121,664
AMN Healthcare, Inc. 4.63%, 10/1/2027 (b)	1,109,000	1,133,952
Andeavor Logistics LP 3.50%, 12/1/2022	111,000	105,845
Aramark Services, Inc. 5.00%, 4/1/2025 (b)	1,541,000	1,564,223
4.75%, 6/1/2026	1,076,000	1,069,275
5.00%, 2/1/2028 (b)	194,000	195,719
BWX Technologies, Inc. 5.38%, 7/15/2026 (b)	704,000	729,788
Carnival Corp. 11.50%, 4/1/2023 (b)	738,000	815,490
Centene Corp. 4.75%, 1/15/2025	5,199,000	5,341,972
4.25%, 12/15/2027	1,355,000	1,426,137
4.63%, 12/15/2029	684,000	744,695
3.38%, 2/15/2030	1,113,000	1,156,040
CenturyLink, Inc. Series S, 6.45%, 6/15/2021	1,331,000	1,359,284
Charles River Laboratories International, Inc. 5.50%, 4/1/2026 (b)	350,000	365,750
Charter Communications Operating LLC 4.91%, 7/23/2025	1,021,000	1,176,129
CITGO Petroleum Corp. 6.25%, 8/15/2022 (b)	13,847,000	12,981,562
7.00%, 6/15/2025 (b)	2,012,000	1,866,130
CNH Industrial Capital LLC 4.38%, 11/6/2020	687,000	687,000
CommScope, Inc. 5.50%, 3/1/2024 (b)	563,000	575,538
Crown Americas LLC 4.50%, 1/15/2023	3,626,000	3,771,040

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2020

Investments	Principal Amount ($)	Value ($)
United States — 14.5% (continued)
CVS Health Corp. (ICE LIBOR USD 3 Month + 0.72%), 0.96%, 3/9/2021 (d)	963,000	964,904
DCP Midstream Operating LP 4.75%, 9/30/2021 (b)	4,084,000	4,104,420
6.45%, 11/3/2036 (b)	1,545,000	1,490,925
Dell International LLC 5.85%, 7/15/2025 (b)	2,000,000	2,348,428
6.02%, 6/15/2026 (b)	3,103,000	3,673,450
Delta Air Lines, Inc. 4.50%, 10/20/2025 (b)	6,155,158	6,246,822
DuPont de Nemours, Inc. 3.77%, 11/15/2020	9,275,000	9,285,481
Energizer Holdings, Inc. 4.75%, 6/15/2028 (b)	46,000	47,340
4.38%, 3/31/2029 (b)	354,000	357,363
EW Scripps Co. (The) 5.13%, 5/15/2025 (b)	3,870,000	3,691,013
Foot Locker, Inc. 8.50%, 1/15/2022	2,494,000	2,643,640
GameStop Corp. 10.00%, 3/15/2023 (b)	658,000	651,420
HCA, Inc. 4.50%, 2/15/2027	1,085,000	1,227,153
Iron Mountain, Inc. REIT, 5.25%, 7/15/2030 (b)	7,522,000	7,719,453
REIT, 4.50%, 2/15/2031 (b)	1,151,000	1,145,901
Lamb Weston Holdings, Inc. 4.63%, 11/1/2024 (b)	4,015,000	4,145,487
4.88%, 11/1/2026 (b)	803,000	834,004
Meredith Corp. 6.88%, 2/1/2026	1,716,000	1,422,135
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (b)	3,324,031	3,461,147
NortonLifeLock, Inc. 3.95%, 6/15/2022	1,020,000	1,044,225
Pilgrim's Pride Corp. 5.75%, 3/15/2025 (b)	3,300,000	3,378,375
5.88%, 9/30/2027 (b)	3,343,000	3,531,478

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2020

Investments	Principal Amount ($)	Value ($)
United States — 14.5% (continued)
Royal Caribbean Cruises Ltd. 2.65%, 11/28/2020	495,000	492,525
SEG Holding LLC 5.63%, 10/15/2028 (b)	5,461,000	5,563,667
Spectrum Brands, Inc. 5.75%, 7/15/2025	1,520,000	1,563,700
Sprint Communications, Inc. 6.00%, 11/15/2022	1,800,000	1,926,666
Taylor Morrison Communities, Inc. 5.88%, 4/15/2023 (b)	3,107,000	3,285,932
5.13%, 8/1/2030 (b)	2,000,000	2,171,360
Teleflex, Inc. 4.63%, 11/15/2027	824,000	868,929
T-Mobile USA, Inc. 6.00%, 4/15/2024	2,698,000	2,745,755
Truist Financial Corp. Series N, (5 Year US Treasury Rate + 3.00%), 4.80%, 9/1/2024 (d)(e)	2,170,000	2,187,685
United Airlines Pass-Through Trust Series 2020-1, Class A, 5.88%, 10/15/2027	4,145,000	4,153,846
Valvoline, Inc. 4.38%, 8/15/2025	979,000	1,007,146
4.25%, 2/15/2030 (b)	224,000	228,480
Vulcan Materials Co. (ICE LIBOR USD 3 Month + 0.65%), 0.90%, 3/1/2021 (d)	3,834,000	3,831,278
Wachovia Capital Trust III (ICE LIBOR USD 3 Month + 0.93%, 5.57% Floor), 5.57%, 12/7/2020 (d)(e)	6,773,000	6,781,128
WESCO Distribution, Inc. 5.38%, 12/15/2021	4,695,000	4,689,131
5.38%, 6/15/2024	578,000	591,005
7.13%, 6/15/2025 (b)	1,780,000	1,917,950
7.25%, 6/15/2028 (b)	2,136,000	2,338,258
Western Digital Corp. 4.75%, 2/15/2026	4,523,000	4,871,497
		173,338,829
Total Corporate Bonds (Cost $192,549,687)		196,979,110

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2020

Investments	Ounces	Value ($)
Commodities — 9.1%
Gold bullion* (Cost $71,533,113)	57,789	108,529,276
	Principal Amount ($)
U.S. Treasury Obligations — 7.7%
U.S. Treasury Notes 1.13%, 6/30/2021	14,554,000	14,650,648
2.13%, 6/30/2021	7,135,000	7,228,925
2.13%, 6/30/2022	14,139,200	14,599,276
1.63%, 12/15/2022	7,400,000	7,629,805
2.63%, 6/30/2023	16,764,700	17,848,512
2.63%, 12/31/2023	7,100,000	7,638,602
2.50%, 1/31/2024	8,788,900	9,436,395
1.75%, 6/30/2024	6,250,000	6,589,355
1.75%, 12/31/2024	6,133,000	6,498,584
		92,120,102
Total U.S. Treasury Obligations (Cost $89,879,528)		92,120,102
	Shares
Preferred Stocks — 1.3%
United States — 1.3%
Bank of New York Mellon Corp. (The) 5.20%, 12/20/20 (e)	98,175	2,497,572
Charles Schwab Corp. (The), Series C 6.00%, 12/04/20 (e)	37,375	952,315
Charles Schwab Corp. (The), Series D 5.95%, 06/01/21 (e)	46,239	1,197,590
General American Investors Co., Inc., Series B 5.95%, 12/04/20 (e)	4,712	123,643
MetLife, Inc., Series A(ICE LIBOR USD 3 Month + 1.00%, 4.00% Floor), 4.00%, 12/04/20 (d)(e)	67,936	1,716,743
Northern Trust Corp., Series E 4.70%, 01/01/25 (e)	101,453	2,686,475
State Street Corp., Series G(ICE LIBOR USD 3 Month + 3.71%), 5.35%, 03/15/26 (d)(e)	24,946	707,469
US Bancorp, Series B(ICE LIBOR USD 3 Month + 0.60%), 3.50%, 12/04/20 (d)(e)	90,050	2,047,737

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2020

Investments	Shares		Value ($)
United States — 1.3% (continued)
US Bancorp, Series F(ICE LIBOR USD 3 Month + 4.47%), 6.50%, 01/15/22 (d)(e)		110,325	2,942,368
Total Preferred Stocks (Cost $14,463,132)			14,871,912
Master Limited Partnerships — 0.9%
United States — 0.9%
Enterprise Products Partners LP (Cost $11,352,372)		618,646	10,250,964
Closed End Funds — 0.8%
United Kingdom — 0.8%
Caledonia Investments plc (Cost $9,687,777)		275,700	9,771,634
	Principal Amount ($)
Foreign Government Securities — 0.4%
Indonesia — 0.1%
Republic of Indonesia 8.25%, 7/15/2021	IDR	24,166,000,000	1,706,739
Mexico — 0.3%
Mex Bonos Desarr Fix Rt 8.00%, 12/7/2023	MXN	68,770,000	3,541,648
Total Foreign Government Securities (Cost $5,395,818)			5,248,387
Loan Assignments — 0.3%
United States — 0.3%
Osum Production Corp., 1st Lien Term Loan B-EXT (ICE LIBOR USD 3 Month + 7.50%), 8.50%, 7/31/2022‡ (d) (Cost $4,235,213)		4,276,406	3,763,237
Short-Term Investments — 3.7%
Commercial Paper — 3.7%
Cargill, Inc. 0.07%, 11/2/2020 (b)(f)		11,722,000	11,721,912

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2020

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 3.7% (continued)
Entergy Corp. 0.12%, 11/2/2020 (b)(f)	8,792,000	8,791,893
General Motors Financial Co., Inc. 0.45%, 11/2/2020 (f)	11,136,000	11,135,574
Hitachi International Treasury Ltd. 0.11%, 11/2/2020 (b)(f)	6,858,000	6,857,935
Mitsui & Co. USA, Inc. 0.17%, 11/2/2020 (f)	5,861,000	5,860,917
Total Commercial Paper (Cost $44,368,760)		44,368,231
	Shares
Investment Companies — 0.0% (g)
JP Morgan U.S. Government Money Market Fund, Agency Shares 0.01% (h) (Cost $4,349)	4,349	4,349
Total Short-Term Investments (Cost $44,373,109)		44,372,580
Total Investments — 99.4% (Cost $1,173,299,695)		1,184,711,891
Other Assets Less Liabilities — 0.6%		6,953,150
Net Assets — 100.0%		1,191,665,041

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  All or a portion of the security pledged as collateral for call options written.

(b)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at October 31, 2020 amounted to $143,786,592, which represents approximately 12.07% of net assets of the Fund.

(c)  Security has the ability to pay in kind ("PIK") or pay income in cash. When applicable, separate rates of such payments are disclosed.

(d)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2020.

(e)  Perpetual security. The rate reflected was the rate in effect on October 31, 2020. The maturity date reflects the next call date.

(f)  The rate shown was the current yield as of October 31, 2020.

(g)  Represents less than 0.05% of net assets.

(h)  Represents 7-day effective yield as of October 31, 2020.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2020

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$148,171,544
Aggregate gross unrealized depreciation	(146,340,162)
Net unrealized appreciation	$1,831,382
Federal income tax cost	$1,182,299,820

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2020

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	116,945,000	USD	1,110,299	JPMorgan Chase Bank	11/18/2020	$6,906
USD	3,781,993	EUR	3,175,000	JPMorgan Chase Bank	11/18/2020	83,007
USD	2,578,246	GBP	1,987,000	JPMorgan Chase Bank	11/18/2020	3,844
USD	3,365,054	EUR	2,862,000	Goldman Sachs	12/16/2020	28,307
USD	692,770	EUR	589,000	JPMorgan Chase Bank	3/17/2021	4,592
Total unrealized appreciation						126,656
USD	1,102,643	JPY	116,945,000	JPMorgan Chase Bank	11/18/2020	(14,563)
USD	2,154,547	GBP	1,667,000	Goldman Sachs	12/16/2020	(5,776)
Total unrealized depreciation						(20,339)
Net unrealized appreciation						$106,317

Written Call Options Contracts as of October 31, 2020

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
3M Co.	Exchange Traded	75	USD	(1,199,700)	USD	180.00	1/15/2021	(11,625)
3M Co.	Exchange Traded	78	USD	(1,247,688)	USD	185.00	11/20/2020	(1,014)
3M Co.	Exchange Traded	76	USD	(1,215,696)	USD	185.00	12/18/2020	(3,116)
3M Co.	Exchange Traded	75	USD	(1,199,700)	USD	185.00	2/19/2021	(13,950)
Anthem, Inc.	Exchange Traded	43	USD	(1,173,040)	USD	350.00	12/18/2020	(3,655)
Anthem, Inc.	Exchange Traded	86	USD	(2,346,080)	USD	350.00	1/15/2021	(6,880)
Anthem, Inc.	Exchange Traded	40	USD	(1,091,200)	USD	350.00	3/19/2021	(13,200)
Anthem, Inc.	Exchange Traded	40	USD	(1,091,200)	USD	390.00	1/15/2021	(2,800)
Bank of New York Mellon Corp. (The)	Exchange Traded	345	USD	(1,185,420)	USD	45.00	12/18/2020	(2,070)
Bank of New York Mellon Corp. (The)	Exchange Traded	342	USD	(1,175,112)	USD	45.00	1/15/2021	(3,420)
CH Robinson Worldwide, Inc.	Exchange Traded	159	USD	(1,406,037)	USD	95.00	11/20/2020	(9,381)
CH Robinson Worldwide, Inc.	Exchange Traded	116	USD	(1,025,788)	USD	105.00	11/20/2020	(812)

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2020

Written Call Options Contracts as of October 31, 2020 (continued)

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
CH Robinson Worldwide, Inc.	Exchange Traded	133	USD	(1,176,119)	USD	110.00	11/20/2020	(532)
CH Robinson Worldwide, Inc.	Exchange Traded	133	USD	(1,176,119)	USD	110.00	1/15/2021	(6,650)
CH Robinson Worldwide, Inc.	Exchange Traded	126	USD	(1,114,218)	USD	120.00	1/15/2021	(3,150)
Deere & Co.	Exchange Traded	61	USD	(1,378,051)	USD	230.00	12/18/2020	(69,784)
Deere & Co.	Exchange Traded	61	USD	(1,378,051)	USD	230.00	1/15/2021	(83,875)
Equity Residential	Exchange Traded	239	USD	(1,122,822)	USD	70.00	1/15/2021	(43,020)
Exxon Mobil Corp.	Exchange Traded	286	USD	(932,932)	USD	60.00	1/15/2021	(1,430)
Exxon Mobil Corp.	Exchange Traded	286	USD	(932,932)	USD	60.00	5/21/2021	(5,863)
Kraft Heinz Co. (The)	Exchange Traded	372	USD	(1,137,948)	USD	40.00	1/15/2021	(2,604)
Linde plc	Exchange Traded	51	USD	(1,123,734)	USD	280.00	1/15/2021	(1,912)
Microsoft Corp.	Exchange Traded	59	USD	(1,194,573)	USD	265.00	12/18/2020	(1,357)
Oracle Corp.	Exchange Traded	231	USD	(1,296,141)	USD	65.00	12/18/2020	(7,392)
Oracle Corp.	Exchange Traded	241	USD	(1,352,251)	USD	65.00	1/15/2021	(13,014)
Oracle Corp.	Exchange Traded	207	USD	(1,161,477)	USD	75.00	1/15/2021	(2,691)
Philip Morris International, Inc.	Exchange Traded	325	USD	(2,308,150)	USD	100.00	1/15/2021	(1,300)
PPG Industries, Inc.	Exchange Traded	104	USD	(1,349,088)	USD	130.00	11/20/2020	(43,680)
Royal Gold, Inc.	Exchange Traded	92	USD	(1,093,052)	USD	170.00	1/15/2021	(5,750)
Schlumberger NV	Exchange Traded	666	USD	(995,004)	USD	27.50	11/20/2020	(666)
Schlumberger NV	Exchange Traded	1,369	USD	(2,045,286)	USD	27.50	1/15/2021	(7,530)
Schlumberger NV	Exchange Traded	717	USD	(1,071,198)	USD	27.50	2/19/2021	(13,623)
Schlumberger NV	Exchange Traded	619	USD	(924,786)	USD	30.00	11/20/2020	(2,476)
Taiwan Semiconductor Manufacturing Co. Ltd.	Exchange Traded	166	USD	(1,392,242)	USD	95.00	1/15/2021	(39,840)
Texas Instruments, Inc.	Exchange Traded	98	USD	(1,416,982)	USD	155.00	11/20/2020	(12,054)
Texas Instruments, Inc.	Exchange Traded	86	USD	(1,243,474)	USD	155.00	1/15/2021	(41,065)
Texas Instruments, Inc.	Exchange Traded	84	USD	(1,214,556)	USD	180.00	3/19/2021	(10,164)
Travelers Cos., Inc. (The)	Exchange Traded	106	USD	(1,279,526)	USD	150.00	1/15/2021	(5,035)
Truist Financial Corp.	Exchange Traded	350	USD	(1,474,200)	USD	45.00	11/20/2020	(19,250)
First Eagle Funds | Annual Report | October 31, 2020

First Eagle Global Income Builder Fund | Schedule of Investments | October 31, 2020

Written Call Options Contracts as of October 31, 2020 (continued)

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Truist Financial Corp.	Exchange Traded	689	USD	(2,902,068)	USD	45.00	12/18/2020	(79,924)
Truist Financial Corp.	Exchange Traded	336	USD	(1,415,232)	USD	45.00	1/15/2021	(63,840)
US Bancorp	Exchange Traded	346	USD	(1,347,670)	USD	50.00	3/19/2021	(14,532)
Wells Fargo & Co.	Exchange Traded	558	USD	(1,196,910)	USD	30.00	11/20/2020	(1,116)
Wells Fargo & Co.	Exchange Traded	529	USD	(1,134,705)	USD	40.00	1/15/2021	(2,116)
Weyerhaeuser Co.	Exchange Traded	436	USD	(1,189,844)	USD	35.00	1/15/2021	(7,848)
Total Written Options Contracts (Premiums Received ($1,052,609))								(687,006)

Abbreviations

ADR  — American Depositary Receipt

EUR  — Euro

Fix Rt  — Fixed Rate

GBP  — Pound

ICE  — Intercontinental Exchange

IDR  — Indonesian Rupiah

JPY  — Japanese Yen

LIBOR  — London Interbank Offered Rate

MXN  — Mexican Peso

NVDR  — Non-Voting Depositary Receipt

Preference  — A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  — Real Estate Investment Trust

USD  — United States Dollar

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle High Income Fund (formerly First Eagle High Yield Fund)

Fund Overview

Data as of October 31, 2020 (unaudited)

Investment Objective

The First Eagle High Income Fund (formerly named First Eagle High Yield Fund) seeks to provide investors with a high level of current income. To pursue this objective, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield, below investment-grade instruments.

Average Annual Returns^ (%)		One Year	Five Years	Ten Years
First Eagle High Yield Fund	Class I	4.68	5.17	5.14
Bloomberg Barclays U.S. Corporate High Yield Index		3.49	6.32	6.25

Asset Allocation* (%)

Sectors* (%)
Consumer Staples	17.0
Consumer Discretionary	13.3
Industrials	12.7
Materials	11.5
Energy	11.0
Health Care	6.8
Information Technology	6.5
Real Estate	4.7
Communication Services	4.6
Financials	2.6
Short-Term Investments	9.3

Countries*~ (%)

United States	81.8
Germany	3.2
Canada	3.2
United Kingdom	1.2
Australia	0.8
Singapore	0.3
Poland	0.1
Colombia	0.1
Short-Term Investments	9.3

^Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle High Income Fund (formerly First Eagle High Yield Fund) | Fund Overview

Growth of a $1,000,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. If a sales charge was included values would be lower.

The Bloomberg Barclays U.S. Corporate High Yield Index is composed of fixed-rate, publicly issued, non-investment grade debt and is unmanaged, with dividends reinvested. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. One cannot invest directly in an index.

Top 10 Holdings* (%)

Southeastern Grocers, Inc. (Food & Staples Retailing, United States)	7.0
Antero Resources Corp. (Oil, Gas & Consumable Fuels, United States)	2.3
DCP Midstream Operating LP (Oil, Gas & Consumable Fuels, United States)	2.3
Dell International LLC (Technology Hardware, Storage & Peripherals, United States)	2.1
Osum Production Corp., 1st Lien Term Loan B-EXT (Oil, Gas & Consumable Fuels, United States)	2.0
WESCO Distribution, Inc. (Trading Companies & Distributors, United States)	1.9
AMN Healthcare, Inc. (Professional Services, United States)	1.9
Sealed Air Corp. (Containers & Packaging, United States)	1.9
ACCO Brands Corp. (Commercial Services & Supplies, United States)	1.7
Valvoline, Inc. (Chemicals, United States)	1.7
Total	24.8

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle High Income Fund* | Schedule of Investments | October 31, 2020

Investments	Principal Amount ($)	Value ($)
Corporate Bonds — 78.9%
Australia — 0.8%
Nufarm Australia Ltd. 5.75%, 4/30/2026 (a)	1,721,000	1,738,210
Canada — 3.1%
Clearwater Seafoods, Inc. 6.88%, 5/1/2025 (a)	2,516,000	2,612,891
Kinross Gold Corp. 4.50%, 7/15/2027	1,868,000	2,126,751
Open Text Corp. 5.88%, 6/1/2026 (a)	94,000	97,760
3.88%, 2/15/2028 (a)	190,000	192,998
Precision Drilling Corp. 7.75%, 12/15/2023	2,068,000	1,530,320
Ritchie Bros Auctioneers, Inc. 5.38%, 1/15/2025 (a)	634,000	652,228
		7,212,948
Colombia — 0.1%
Millicom International Cellular SA 4.50%, 4/27/2031 (a)	300,000	304,500
Germany — 3.1%
Cheplapharm Arzneimittel GmbH 5.50%, 1/15/2028 (a)	2,140,000	2,167,200
IHO Verwaltungs GmbH 4.75%, (4.75% Cash or 5.50% PIK), 9/15/2026 (a)(b)	3,730,000	3,767,300
6.00%, (6.00% Cash or 6.75% PIK), 5/15/2027 (a)(b)	1,280,244	1,334,654
		7,269,154
Poland — 0.2%
CANPACK SA 3.13%, 11/1/2025 (a)	200,000	202,500
2.38%, 11/1/2027 (a)	112,000	130,767
		333,267
Singapore — 0.3%
Avation Capital SA 6.50%, 5/15/2021 (a)	1,216,000	741,760
United Kingdom — 1.2%
EnQuest plc 7.00%, 10/15/2023 (b)(c)	5,247,885	2,755,139

*  Formerly named First Eagle High Yield Fund.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle High Income Fund | Schedule of Investments | October 31, 2020

Investments	Principal Amount ($)	Value ($)
United States — 70.1%
ACCO Brands Corp. 5.25%, 12/15/2024 (a)	3,948,000	4,046,700
Adient US LLC 9.00%, 4/15/2025 (a)	439,000	482,768
AMN Healthcare, Inc. 5.13%, 10/1/2024 (a)	4,297,000	4,407,003
4.63%, 10/1/2027 (a)	1,036,000	1,059,310
4.00%, 4/15/2029 (a)	1,609,000	1,602,966
Antero Resources Corp. 5.63%, 6/1/2023	6,341,000	5,326,440
Aramark Services, Inc. 5.00%, 4/1/2025 (a)	623,000	632,389
6.38%, 5/1/2025 (a)	1,163,000	1,219,847
4.75%, 6/1/2026	1,556,000	1,546,275
5.00%, 2/1/2028 (a)	57,000	57,505
B&G Foods, Inc. 5.25%, 4/1/2025	1,152,000	1,186,560
Ball Corp. 5.00%, 3/15/2022	1,163,000	1,211,323
Boyd Gaming Corp. 8.63%, 6/1/2025 (a)	726,000	794,752
4.75%, 12/1/2027	872,000	848,029
BWX Technologies, Inc. 5.38%, 7/15/2026 (a)	168,000	174,154
4.13%, 6/30/2028 (a)	1,000,000	1,010,000
Carnival Corp. 11.50%, 4/1/2023 (a)	1,156,000	1,277,380
Centene Corp. 5.38%, 8/15/2026 (a)	279,000	295,042
4.63%, 12/15/2029	1,228,000	1,336,967
3.38%, 2/15/2030	190,000	197,347
CenturyLink, Inc. Series S, 6.45%, 6/15/2021	1,984,000	2,026,160
Charles River Laboratories International, Inc. 5.50%, 4/1/2026 (a)	306,000	319,770
4.25%, 5/1/2028 (a)	632,000	660,440
Chemours Co. (The) 6.63%, 5/15/2023	2,202,000	2,196,495

First Eagle Funds | Annual Report | October 31, 2020

First Eagle High Income Fund | Schedule of Investments | October 31, 2020

Investments	Principal Amount ($)	Value ($)
United States — 70.1% (continued)
Cinemark USA, Inc. 8.75%, 5/1/2025 (a)	288,000	297,360
CITGO Petroleum Corp. 6.25%, 8/15/2022 (a)	2,403,000	2,252,812
7.00%, 6/15/2025 (a)	2,203,000	2,043,283
Clearwater Paper Corp. 4.75%, 8/15/2028 (a)	305,000	306,525
CommScope, Inc. 5.50%, 3/1/2024 (a)	2,250,000	2,300,108
Crestwood Midstream Partners LP 6.25%, 4/1/2023 (d)	873,000	846,203
Crown Americas LLC 4.50%, 1/15/2023	3,692,000	3,839,680
4.75%, 2/1/2026	1,844,000	1,913,150
Dana, Inc. 5.38%, 11/15/2027	1,255,000	1,295,787
DaVita, Inc. 4.63%, 6/1/2030 (a)	580,000	589,944
3.75%, 2/15/2031 (a)	1,529,000	1,469,751
DCP Midstream Operating LP 4.75%, 9/30/2021 (a)	5,186,000	5,211,930
Dell International LLC 7.13%, 6/15/2024 (a)	4,740,000	4,911,967
Delta Air Lines, Inc. 4.50%, 10/20/2025 (a)	1,122,845	1,139,567
7.38%, 1/15/2026	1,528,000	1,579,246
Energizer Holdings, Inc. 4.75%, 6/15/2028 (a)	8,000	8,233
4.38%, 3/31/2029 (a)	63,000	63,598
EW Scripps Co. (The) 5.13%, 5/15/2025 (a)	1,578,000	1,505,018
Fair Isaac Corp. 4.00%, 6/15/2028 (a)	1,669,000	1,725,329
FirstCash, Inc. 4.63%, 9/1/2028 (a)	1,521,000	1,543,815
Ford Motor Co. 8.50%, 4/21/2023	1,169,000	1,290,284
Ford Motor Credit Co. LLC 5.09%, 1/7/2021	1,233,000	1,257,290
3.20%, 1/15/2021	557,000	557,000

First Eagle Funds | Annual Report | October 31, 2020

First Eagle High Income Fund | Schedule of Investments | October 31, 2020

Investments	Principal Amount ($)	Value ($)
United States — 70.1% (continued)
Frontier Communications Corp. 5.88%, 10/15/2027 (a)	914,000	931,137
GameStop Corp. 10.00%, 3/15/2023 (a)	1,342,000	1,328,580
G-III Apparel Group Ltd. 7.88%, 8/15/2025 (a)	1,821,000	1,843,762
GLP Capital LP REIT, 5.25%, 6/1/2025	3,627,000	3,962,425
HCA, Inc. 5.88%, 5/1/2023	1,470,000	1,594,950
3.50%, 9/1/2030	607,000	619,964
Hill-Rom Holdings, Inc. 5.00%, 2/15/2025 (a)	2,720,000	2,784,600
4.38%, 9/15/2027 (a)	306,000	316,328
International Game Technology plc 5.25%, 1/15/2029 (a)	967,000	957,330
IQVIA, Inc. 5.00%, 10/15/2026 (a)	800,000	829,116
5.00%, 5/15/2027 (a)	1,075,000	1,126,062
Iron Mountain, Inc. REIT, 5.25%, 7/15/2030 (a)	1,303,000	1,337,204
REIT, 4.50%, 2/15/2031 (a)	940,000	935,836
J2 Global, Inc. 4.63%, 10/15/2030 (a)	1,827,000	1,845,909
JBS USA LUX SA 6.75%, 2/15/2028 (a)	1,993,000	2,191,961
Kaiser Aluminum Corp. 6.50%, 5/1/2025 (a)	292,000	309,520
4.63%, 3/1/2028 (a)	1,312,000	1,292,320
Koppers, Inc. 6.00%, 2/15/2025 (a)	1,389,000	1,420,252
Lamb Weston Holdings, Inc. 4.63%, 11/1/2024 (a)	1,939,000	2,002,017
4.88%, 11/1/2026 (a)	388,000	402,981
4.88%, 5/15/2028 (a)	581,000	629,511
Level 3 Financing, Inc. 4.25%, 7/1/2028 (a)	589,000	591,945
Meredith Corp. 6.88%, 2/1/2026	3,382,000	2,802,833

First Eagle Funds | Annual Report | October 31, 2020

First Eagle High Income Fund | Schedule of Investments | October 31, 2020

Investments	Principal Amount ($)	Value ($)
United States — 70.1% (continued)
MGIC Investment Corp. 5.75%, 8/15/2023	470,000	500,550
5.25%, 8/15/2028	612,000	628,830
Mileage Plus Holdings LLC 6.50%, 6/20/2027 (a)	592,428	616,866
Moog, Inc. 4.25%, 12/15/2027 (a)	155,000	159,069
NGL Energy Partners LP 7.50%, 11/1/2023	711,000	383,648
NortonLifeLock, Inc. 3.95%, 6/15/2022	459,000	469,901
Pilgrim's Pride Corp. 5.75%, 3/15/2025 (a)	1,021,000	1,045,249
5.88%, 9/30/2027 (a)	638,000	673,970
Post Holdings, Inc. 4.63%, 4/15/2030 (a)	1,826,000	1,873,933
Powdr Corp. 6.00%, 8/1/2025 (a)	152,000	153,262
Radian Group, Inc. 4.50%, 10/1/2024	645,000	654,675
Royal Caribbean Cruises Ltd. 2.65%, 11/28/2020	2,704,000	2,690,480
10.88%, 6/1/2023 (a)	1,163,000	1,268,263
SBA Communications Corp. REIT, 4.88%, 9/1/2024	2,928,000	2,991,831
REIT, 3.88%, 2/15/2027 (a)	609,000	618,896
Sealed Air Corp. 4.88%, 12/1/2022 (a)	4,173,000	4,392,083
4.00%, 12/1/2027 (a)	1,252,000	1,311,470
SEG Holding LLC 5.63%, 10/15/2028 (a)	3,198,000	3,258,122
Sensata Technologies, Inc. 3.75%, 2/15/2031 (a)	1,221,000	1,208,790
Shea Homes LP 4.75%, 2/15/2028 (a)	1,668,000	1,684,680
Silversea Cruise Finance Ltd. 7.25%, 2/1/2025 (a)	1,488,000	1,497,746
Spectrum Brands, Inc. 5.75%, 7/15/2025	2,968,000	3,053,330

First Eagle Funds | Annual Report | October 31, 2020

First Eagle High Income Fund | Schedule of Investments | October 31, 2020

Investments	Principal Amount ($)	Value ($)
United States — 70.1% (continued)
Sprint Communications, Inc. 6.00%, 11/15/2022	1,026,000	1,098,200
Taylor Morrison Communities, Inc. 5.88%, 4/15/2023 (a)	3,228,000	3,413,901
5.75%, 1/15/2028 (a)	918,000	1,018,980
Teleflex, Inc. 4.63%, 11/15/2027	1,005,000	1,059,798
4.25%, 6/1/2028 (a)	58,000	60,610
T-Mobile USA, Inc. 6.00%, 4/15/2024	973,000	990,222
United Airlines Pass-Through Trust Series 2020-1, Class A, 5.88%, 10/15/2027	778,000	779,660
United Natural Foods, Inc. 6.75%, 10/15/2028 (a)	1,530,000	1,549,125
Valvoline, Inc. 4.38%, 8/15/2025	3,874,000	3,985,378
VICI Properties LP REIT, 4.25%, 12/1/2026 (a)	245,000	249,128
REIT, 3.75%, 2/15/2027 (a)	305,000	305,762
REIT, 4.13%, 8/15/2030 (a)	305,000	308,813
WESCO Distribution, Inc. 5.38%, 12/15/2021	4,523,000	4,517,346
7.13%, 6/15/2025 (a)	1,542,000	1,661,505
7.25%, 6/15/2028 (a)	1,850,000	2,025,177
Western Digital Corp. 4.75%, 2/15/2026	1,850,000	1,992,543
WW International, Inc. 8.63%, 12/1/2025 (a)	1,968,000	2,051,640
Wyndham Hotels & Resorts, Inc. 4.38%, 8/15/2028 (a)	1,222,000	1,214,570
Yum! Brands, Inc. 7.75%, 4/1/2025 (a)	144,000	158,177
		163,496,224
Total Corporate Bonds (Cost $182,953,529)		183,851,202

First Eagle Funds | Annual Report | October 31, 2020

First Eagle High Income Fund | Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
Common Stocks — 7.0%
United States — 7.0%
Southeastern Grocers, Inc.*‡ (e) (Cost $7,050,606)	231,547	16,460,676
	Principal Amount ($)
Loan Assignments — 2.8%
United States — 2.8%
BJ's Wholesale Club, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 2.15%, 2/3/2024 (f)	1,906,987	1,875,789
Osum Production Corp., 1st Lien Term Loan B-EXT (ICE LIBOR USD 3 Month + 7.50%), 8.50%, 7/31/2022‡ (f)	5,332,313	4,692,435
		6,568,224
Total Loan Assignments (Cost $7,150,004)		6,568,224
Short-Term Investments — 9.1%
Commercial Paper — 8.7%
Cargill, Inc. 0.07%, 11/2/2020 (a)(g)	5,380,000	5,379,960
Entergy Corp. 0.12%, 11/2/2020 (a)(g)	4,035,000	4,034,951
General Motors Financial Co., Inc. 0.45%, 11/2/2020 (g)	5,111,000	5,110,805
Hitachi International Treasury Ltd. 0.11%, 11/2/2020 (a)(g)	3,147,000	3,146,970
Mitsui & Co. USA, Inc. 0.17%, 11/2/2020 (g)	2,690,000	2,689,962
Total Commercial Paper (Cost $20,362,891)		20,362,648

First Eagle Funds | Annual Report | October 31, 2020

First Eagle High Income Fund | Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
Investment Companies — 0.4%
JP Morgan U.S. Government Money Market Fund, Agency Shares 0.01% (h) (Cost $858,286)	858,286	858,286
Total Short-Term Investments (Cost $21,221,177)		21,220,934
Total Investments — 97.8% (Cost $218,375,316)		228,101,036
Other Assets Less Liabilities — 2.2%		5,016,194
Net Assets — 100.0%		233,117,230

*  Non-income producing security.

‡  Value determined using significant unobservable inputs.

(a)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at October 31, 2020 amounted to $126,770,073, which represents approximately 54.38% of net assets of the Fund.

(b)  Security has the ability to pay in kind ("PIK") or pay income in cash. When applicable, separate rates of such payments are disclosed.

(c)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(d)  Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of October 31, 2020.

(e)  Security fair valued as of October 31, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at October 31, 2020 amounted to $16,460,676, which represents approximately 7.06% of net assets of the Fund.

(f)  Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the rate in effect as of October 31, 2020.

(g)  The rate shown was the current yield as of October 31, 2020.

(h)  Represents 7-day effective yield as of October 31, 2020.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$15,185,951
Aggregate gross unrealized depreciation	(5,355,255)
Net unrealized appreciation	$9,830,696
Federal income tax cost	$218,271,198

First Eagle Funds | Annual Report | October 31, 2020

First Eagle High Income Fund (formerly named First Eagle High Yield Fund) | Schedule of Investments | October 31, 2020

Forward Foreign Currency Exchange Contracts outstanding as of October 31, 2020

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	129,380	EUR	110,000	JPMorgan Chase Bank	3/17/2021	$858
Net unrealized appreciation						$858

Abbreviations

EUR  — Euro

ICE  — Intercontinental Exchange

LIBOR  — London Interbank Offered Rate

REIT  — Real Estate Investment Trust

USD  — United States Dollar

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2020

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First Eagle Fund of America

Fund Overview

Data as of October 31, 2020 (unaudited)

Investment Objective

The First Eagle Fund of America is a non-diversified U.S. equity fund that seeks capital appreciation by investing primarily in domestic stocks and, to a lesser extent, in debt and foreign equity securities. On August 14, 2020 as of close of business, the First Eagle Fund of America revised its investment objective to add current income.

Average Annual Returns^ (%)		One Year	Five Years	Ten Years
First Eagle Fund of America	Class Y	–1.46	1.81	6.88
S&P 500 Index		9.71	11.71	13.01

Asset Allocation* (%)

Sectors* (%)

Information Technology	22.2
Consumer Staples	18.2
Communication Services	14.5
Materials	14.0
Health Care	12.1
Financials	9.5
Consumer Discretionary	6.2
Industrials	2.3
Options Purchased	0.5
Short-Term Investments	0.5

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Sector percentages are based on total investments in the portfolio.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Fund of America | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The S&P 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The S&P 500 Index includes dividends reinvested. One cannot invest directly in an index.

Top 10 Holdings* (%)

Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment, Taiwan)	5.9
Martin Marietta Materials, Inc. (Construction Materials, United States)	5.6
Alphabet, Inc. (Interactive Media & Services, United States)	5.5
Oracle Corp. (Software, United States)	5.4
Comcast Corp. (Media, United States)	4.9
UnitedHealth Group, Inc. (Health Care Providers & Services, United States)	4.9
Ball Corp. (Containers & Packaging, United States)	4.8
Unilever NV (Personal Products, United Kingdom)	4.8
Nestle SA (Registered) (Food Products, Switzerland)	4.8
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment, United States)	4.5
Total	51.1

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Fund of America | Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
Common Stocks — 99.7%
Air Freight & Logistics — 1.2%
Expeditors International of Washington, Inc.	73,034	6,454,015
Beverages — 5.0%
Diageo plc (United Kingdom)	250,095	8,082,540
PepsiCo, Inc.	145,497	19,393,295
		27,475,835
Biotechnology — 2.5%
Halozyme Therapeutics, Inc.* (a)	483,800	13,546,400
Capital Markets — 5.6%
CME Group, Inc.	39,491	5,952,084
Intercontinental Exchange, Inc. (a)	226,700	21,400,480
S&P Global, Inc.	10,047	3,242,468
		30,595,032
Chemicals — 3.7%
Air Liquide SA (France)	51,391	7,515,334
RPM International, Inc. (a)	69,691	5,900,737
Sherwin-Williams Co. (The)	10,030	6,900,439
		20,316,510
Construction Materials — 5.6%
Martin Marietta Materials, Inc.	115,000	30,630,250
Containers & Packaging — 4.8%
Ball Corp. (a)	300,000	26,700,000
Electronic Equipment, Instruments & Components — 1.2%
TE Connectivity Ltd.	69,164	6,700,608
Food Products — 4.8%
Nestle SA (Registered) (Switzerland)	233,190	26,228,729
Health Care Equipment & Supplies — 4.8%
Baxter International, Inc.	45,187	3,505,156
Medtronic plc	229,292	23,059,896
		26,565,052
Health Care Providers & Services — 4.9%
UnitedHealth Group, Inc.	88,276	26,936,539
Hotels, Restaurants & Leisure — 1.4%
Starbucks Corp. (a)	89,993	7,825,791

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Fund of America | Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
Household Products — 3.8%
Colgate-Palmolive Co.	265,262	20,926,519
Insurance — 4.0%
Aon plc, Class A (a)	119,500	21,989,195
Interactive Media & Services — 9.7%
Alphabet, Inc., Class A*	18,930	30,592,962
Facebook, Inc., Class A*	87,351	22,982,922
		53,575,884
Internet & Direct Marketing Retail — 0.7%
Booking Holdings, Inc.*	2,249	3,649,002
IT Services — 1.8%
Accenture plc, Class A	15,876	3,443,663
Visa, Inc., Class A	36,581	6,647,134
		10,090,797
Machinery — 1.1%
Otis Worldwide Corp.	102,156	6,260,120
Media — 4.9%
Comcast Corp., Class A	640,347	27,048,257
Personal Products — 4.8%
Unilever NV (United Kingdom)	468,368	26,403,660
Semiconductors & Semiconductor Equipment — 12.7%
Analog Devices, Inc.	103,218	12,234,429
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	388,976	32,623,417
Texas Instruments, Inc.	172,357	24,921,099
		69,778,945
Software — 6.6%
Microsoft Corp.	34,198	6,924,069
Oracle Corp.	525,624	29,492,763
		36,416,832
Specialty Retail — 4.1%
Home Depot, Inc. (The)	43,907	11,710,436
Ross Stores, Inc.	128,199	10,918,709
		22,629,145
Total Common Stocks (Cost $505,906,540)		548,743,117

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Fund of America | Schedule of Investments | October 31, 2020

Investments	No. of Contracts	Value ($)
Options Purchased — 0.5%
Put Options — 0.5%
Biotechnology — 0.1%
Halozyme Therapeutics, Inc. 12/18/2020 at USD 27 Notional Amount: USD 13,546,400	4,838	931,315
Capital Markets — 0.3%
Intercontinental Exchange, Inc. 12/18/2020 at USD 97.5 Notional Amount: USD 23,222,400	2,460	1,488,300
Construction Materials — 0.1%
Martin Marietta Materials, Inc. 01/15/2021 at USD 210 Notional Amount: USD 30,630,250	1,150	448,500
Containers & Packaging — 0.0% (b)
Ball Corp. 11/20/2020 at USD 75 Notional Amount: USD 29,717,100	3,339	116,865
Total Put Options		2,984,980
Total Options Purchased (Cost $5,842,418)		2,984,980
Investments	Principal Amount ($)	Value ($)
Short-Term Investments — 0.5%
Commercial Paper — 0.5%
Cargill, Inc. 0.07%, 11/2/2020 (c)(d)	681,000	680,995
Entergy Corp. 0.12%, 11/2/2020 (c)(d)	510,000	509,994
General Motors Financial Co., Inc. 0.45%, 11/2/2020 (d)	647,000	646,976
Hitachi International Treasury Ltd. (Japan) 0.11%, 11/2/2020 (c)(d)	399,000	398,996
Mitsui & Co. USA, Inc. 0.17%, 11/2/2020 (d)	341,000	340,995
Total Commercial Paper (Cost $2,577,987)		2,577,956

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Fund of America | Schedule of Investments | October 31, 2020

Investments	Shares	Value ($)
Investment Companies — 0.0% (b)
JP Morgan U.S. Government Money Market Fund, Agency Shares, 0.01% (e) (Cost $638)	638	638
Total Short-Term Investments (Cost $2,578,625)		2,578,594
Total Investments — 100.7% (Cost $514,327,583)		554,306,691
Liabilities in Excess of Other Assets — (0.7%)		(3,790,149)
Net Assets — 100.0%		550,516,542

*  Non-income producing security.

(a)  All or a portion of the security pledged as collateral for call options written.

(b)  Represents less than 0.05% of net assets.

(c)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at October 31, 2020 amounted to $1,589,985, which represents approximately 0.29% of net assets of the Fund.

(d)  The rate shown was the current yield as of October 31, 2020.

(e)  Represents 7-day effective yield as of October 31, 2020.

As of October 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$57,741,131
Aggregate gross unrealized depreciation	(17,029,507)
Net unrealized appreciation	$40,711,624
Federal income tax cost	$510,778,795

Written Call Options Contracts as of October 31, 2020

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
Aon plc	Exchange Traded	1,195	USD	(21,989,195)	USD	230.00	1/15/2021	(53,775)
Ball Corp.	Exchange Traded	3,000	USD	(26,700,000)	USD	97.50	2/19/2021	(975,000)
Halozyme Therapeutics, Inc.	Exchange Traded	4,838	USD	(13,546,400)	USD	32.00	3/19/2021	(967,600)
Intercontinental Exchange, Inc.	Exchange Traded	2,267	USD	(21,400,480)	USD	115.00	1/21/2022	(748,110)
RPM International, Inc.	Exchange Traded	696	USD	(5,893,032)	USD	95.00	12/18/2020	(43,500)
Starbucks Corp.	Exchange Traded	449	USD	(3,904,504)	USD	100.00	12/18/2020	(28,287)
Total Written Options Contracts (Premiums Received ($3,562,517))								(2,816,272)

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Fund of America | Schedule of Investments | October 31, 2020

Abbreviations

ADR  — American Depositary Receipt

USD  — United States Dollar

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2020

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Statements of Assets and Liabilities

	First Eagle Global Fund*	First Eagle Overseas Fund*
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$26,693,229,944	$8,804,270,765
Investments in securities of affiliated issuers	2,294,365,890	311,881,439
Gold bullion	3,015,662,623	799,500,107
Silver bullion	—	—
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	34,356,939,548	10,640,252,703
Investments in securities of affiliated issuers	1,664,836,355	351,844,126
Gold bullion	5,349,985,204	1,570,543,611
Silver bullion	—	—
Unrealized appreciation on forward foreign currency exchange contracts	3,856,007	1,975,405
Receivable for investment securities sold	3,226,685	5,203,241
Foreign tax reclaims receivable	27,277,971	14,294,964
Receivable for Fund shares sold	29,138,103	19,502,301
Accrued interest and dividends receivable	73,561,929	31,817,418
Investment for trustee deferred compensation plan (Note 2)	4,715,235	3,651,142
Other assets	401,799	125,234
Total Assets	41,513,938,836	12,639,210,145
Liabilities
Investment advisory fees payable (Note 2)	27,313,055	8,234,336
Payable for investment securities purchased	28,925,123	11,785,250
Distribution fees payable (Note 3)	4,962,238	535,168
Administrative fees payable (Note 2)	337,125	110,149
Trustee deferred compensation plan (Note 2)	4,715,235	3,651,142
Service fees payable (Note 3)	766,097	50,927
Trustee fees payable	27,029	17,358
Unrealized depreciation on forward foreign currency exchange contracts	1,691,117	868,255
Payable for Fund shares redeemed	62,379,181	13,279,094
Accrued expenses and other liabilities	9,894,092	3,577,717
Total Liabilities	141,010,292	42,109,396
Net Assets	$41,372,928,544	$12,597,100,749
Net Assets Consist of
Capital stock (par value, $0.001 per share)	746,123	541,429
Capital surplus	31,433,734,883	10,454,592,502
Total distributable earnings (losses)	9,938,447,538	2,141,966,818
Net Assets	$41,372,928,544	$12,597,100,749

First Eagle Funds | Annual Report | October 31, 2020

October 31, 2020

	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$665,444,483	$1,148,484,486
Investments in securities of affiliated issuers	—	32,127,450
Gold bullion	88,150,477	355,836,315
Silver bullion	—	45,837,241
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	949,909,790	1,827,727,005
Investments in securities of affiliated issuers	—	75,809,420
Gold bullion	160,265,606	509,438,609
Silver bullion	—	71,736,188
Unrealized appreciation on forward foreign currency exchange contracts	—	—
Receivable for investment securities sold	42,091	37,985,675
Foreign tax reclaims receivable	—	—
Receivable for Fund shares sold	349,794	11,110,665
Accrued interest and dividends receivable	1,172,758	—
Investment for trustee deferred compensation plan (Note 2)	3,283,729	268,408
Other assets	73,987	49,664
Total Assets	1,115,097,755	2,534,125,634
Liabilities
Investment advisory fees payable (Note 2)	736,560	1,589,416
Payable for investment securities purchased	599,274	69,798,953
Distribution fees payable (Note 3)	176,050	256,114
Administrative fees payable (Note 2)	32,695	40,466
Trustee deferred compensation plan (Note 2)	3,283,729	268,408
Service fees payable (Note 3)	22,957	39,136
Trustee fees payable	7,362	—
Unrealized depreciation on forward foreign currency exchange contracts	—	—
Payable for Fund shares redeemed	1,410,395	2,326,083
Accrued expenses and other liabilities	469,227	412,435
Total Liabilities	6,738,249	74,731,011
Net Assets	$1,108,359,506	$2,459,394,623
Net Assets Consist of
Capital stock (par value, $0.001 per share)	65,036	92,291
Capital surplus	732,943,793	2,244,340,256
Total distributable earnings (losses)	375,350,677	214,962,076
Net Assets	$1,108,359,506	$2,459,394,623

First Eagle Funds | Annual Report | October 31, 2020

Statements of Assets and Liabilities (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
Class A
Net assets	$12,112,205,142		$1,742,861,437
Shares outstanding	218,563,801		76,443,647
Net asset value per share and redemption proceeds per share	$55.42		$22.80
Offering price per share (NAV per share plus maximum sales charge)**	$58.34	(1)	$24.00	(1)
Class C
Net assets	$3,423,967,231		$228,072,364
Shares outstanding	64,457,855		10,447,967
Net asset value per share and redemption proceeds per share	$53.12		$21.83
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(2)	$52.59		$21.61
Class I
Net assets	$24,274,791,493		$9,698,986,059
Shares outstanding	435,121,397		414,893,100
Net asset value per share and redemption proceeds per share	$55.79		$23.38
Class R3
Net assets	$4,502,574		$183,205
Shares outstanding	81,176		7,866
Net asset value per share and redemption proceeds per share	$55.47		$23.29
Class R4
Net assets	$2,162,234		$7,325,825
Shares outstanding	38,806		313,837
Net asset value per share and redemption proceeds per share	$55.72		$23.34
Class R5
Net assets	$9,849		$26,743
Shares outstanding	179		1,149
Net asset value per share and redemption proceeds per share	$54.98		$23.27
Class R6
Net assets	$1,555,290,021		$919,645,116
Shares outstanding	27,859,910		39,321,157
Net asset value per share and redemption proceeds per share	$55.83		$23.39

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

**  A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C, I, R3, R4, R5 and R6 have no front-end sales charges.

(2)  The maximum contingent deferred sales charge (CDSC) is 1.00% for Class C shares, which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to shares sold or redeemed within the first year of purchase.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2020

October 31, 2020

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
Class A
Net assets	$485,589,432		$643,944,750
Shares outstanding	28,622,135		24,499,606
Net asset value per share and redemption proceeds per share	$16.97		$26.28
Offering price per share (NAV per share plus maximum sales charge)**	$17.86	(1)	$27.66	(1)
Class C
Net assets	$101,599,982		$179,977,878
Shares outstanding	6,326,967		7,523,782
Net asset value per share and redemption proceeds per share	$16.06		$23.92
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(2)	$15.90		$23.68
Class I
Net assets	$505,996,994		$1,424,180,775
Shares outstanding	29,211,135		52,495,301
Net asset value per share and redemption proceeds per share	$17.32		$27.13
Class R3
Net assets	$52,885		$471,293
Shares outstanding	3,066		17,463
Net asset value per share and redemption proceeds per share	$17.25		$26.99
Class R4
Net assets	$9,649		$935,111
Shares outstanding	559		34,389
Net asset value per share and redemption proceeds per share	$17.25		$27.19
Class R5
Net assets	$52,559		$677,150
Shares outstanding	3,042		24,936
Net asset value per share and redemption proceeds per share	$17.28		$27.16
Class R6
Net assets	$15,058,005		$209,207,666
Shares outstanding	869,157		7,695,443
Net asset value per share and redemption proceeds per share	$17.32		$27.19

First Eagle Funds | Annual Report | October 31, 2020

Statements of Assets and Liabilities (continued)

	First Eagle Global Income Builder Fund	First Eagle High Income Fund*
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$1,101,766,582	$218,375,316
Gold bullion	71,533,113	—
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	1,076,182,615	228,101,036
Gold bullion	108,529,276	—
Unrealized appreciation on forward foreign currency exchange contracts	126,656	858
Receivable for investment securities sold	3,768,259	4,914,114
Foreign tax reclaims receivable	2,229,197	—
Receivable for Fund shares sold	1,375,913	157,530
Accrued interest and dividends receivable	4,963,184	2,854,143
Due from custodian	—	132,238
Investment for trustee deferred compensation plan (Note 2)	687,072	262,543
Other assets	25,061	34,849
Total Assets	1,197,887,233	236,457,311
Liabilities
Investment advisory fees payable (Note 2)	782,996	136,939
Option contracts written, at value (premiums received $1,052,609, $— and $3,562,517, respectively)	687,006	—
Payable for investment securities purchased	1,099,471	1,577,238
Distribution fees payable (Note 3)	202,875	35,989
Administrative fees payable (Note 2)	52,199	9,781
Trustee deferred compensation plan (Note 2)	687,072	262,543
Service fees payable (Note 3)	41,617	6,889
Trustee fees payable	—	1,154
Payable for dividends to shareholders	180,777	106,820
Unrealized depreciation on forward foreign currency exchange contracts	20,339	—
Payable for Fund shares redeemed	1,985,696	912,463
Accrued expenses and other liabilities	482,144	290,265
Total Liabilities	6,222,192	3,340,081
Net Assets	$1,191,665,041	$233,117,230
Net Assets Consist of
Capital stock (par value, $0.001 per share)	104,024	26,766
Capital surplus	1,175,334,580	349,443,609
Total distributable earnings (losses)	16,226,437	(116,353,145)
Net Assets	$1,191,665,041	$233,117,230

*  First Eagle High Income Fund was known as First Eagle High Yield Fund prior to March 1, 2020.

First Eagle Funds | Annual Report | October 31, 2020

October 31, 2020

First Eagle Fund of America
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$514,327,583
Gold bullion	—
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	554,306,691
Gold bullion	—
Unrealized appreciation on forward foreign currency exchange contracts	—
Receivable for investment securities sold	—
Foreign tax reclaims receivable	—
Receivable for Fund shares sold	34,059
Accrued interest and dividends receivable	562,830
Due from custodian	—
Investment for trustee deferred compensation plan (Note 2)	1,469,296
Other assets	72,516
Total Assets	556,445,392
Liabilities
Investment advisory fees payable (Note 2)	249,609
Option contracts written, at value (premiums received $1,052,609, $— and $3,562,517, respectively)	2,816,272
Payable for investment securities purchased	—
Distribution fees payable (Note 3)	112,121
Administrative fees payable (Note 2)	15,612
Trustee deferred compensation plan (Note 2)	1,469,296
Service fees payable (Note 3)	14,245
Trustee fees payable	17,685
Payable for dividends to shareholders	—
Unrealized depreciation on forward foreign currency exchange contracts	—
Payable for Fund shares redeemed	629,307
Accrued expenses and other liabilities	604,703
Total Liabilities	5,928,850
Net Assets	$550,516,542
Net Assets Consist of
Capital stock (par value, $0.001 per share)	21,832
Capital surplus	419,107,714
Total distributable earnings (losses)	131,386,996
Net Assets	$550,516,542

First Eagle Funds | Annual Report | October 31, 2020

Statements of Assets and Liabilities (continued)

	First Eagle Global Income Builder Fund		First Eagle High Income Fund*
Class A
Net assets	$359,441,905		$73,112,205
Shares outstanding	31,324,150		8,395,840
Net asset value per share and redemption proceeds per share	$11.47		$8.71
Offering price per share (NAV per share plus maximum sales charge)**	$12.07	(1)	$9.12	(2)
Class C
Net assets	$186,153,780		$31,971,659
Shares outstanding	16,265,829		3,674,826
Net asset value per share and redemption proceeds per share	$11.44		$8.70
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge) (3)	$11.33		$8.61
Class I
Net assets	$630,350,846		$126,527,460
Shares outstanding	55,060,055		14,522,650
Net asset value per share and redemption proceeds per share	$11.45		$8.71
Class Y
Net assets	$—		$—
Shares outstanding	—		—
Net asset value per share and redemption proceeds per share	$—		$—
Class R3
Net assets	$50,493		$452,528
Shares outstanding	4,411		51,915
Net asset value per share and redemption proceeds per share	$11.45		$8.72
Class R4
Net assets	$9,709		$10,400
Shares outstanding	848		1,193
Net asset value per share and redemption proceeds per share	$11.44		$8.72
Class R5
Net assets	$9,722		$10,454
Shares outstanding	850		1,200
Net asset value per share and redemption proceeds per share	$11.44		$8.71
Class R6
Net assets	$15,648,586		$1,032,524
Shares outstanding	1,367,750		118,516
Net asset value per share and redemption proceeds per share	$11.44		$8.71

*  First Eagle High Income Fund was known as First Eagle High Yield Fund prior to March 1, 2020.

**  A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

  With respect to the First Eagle Global Income Builder Fund and the First Eagle High Income Fund, a contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C, I, Y (for First Eagle Fund of America only), R3, R4, R5 and R6 have no front-end sales charges.

(2)  The maximum sales charge is 4.50% for Class A shares. Classes C, I, R3, R4, R5 and R6 have no front-end sales charges.

(3)  The maximum contingent deferred sales charge (CDSC) is 1.00% for Class C shares, which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to shares sold or redeemed within the first year of purchase.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2020

October 31, 2020

	First Eagle Fund of America
Class A
Net assets	$203,580,834
Shares outstanding	7,878,416
Net asset value per share and redemption proceeds per share	$25.84
Offering price per share (NAV per share plus maximum sales charge)**	$27.20	(1)
Class C
Net assets	$62,900,544
Shares outstanding	3,357,306
Net asset value per share and redemption proceeds per share	$18.74
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge) (3)	$18.55
Class I
Net assets	$167,092,656
Shares outstanding	6,209,982
Net asset value per share and redemption proceeds per share	$26.91
Class Y
Net assets	$111,405,472
Shares outstanding	4,180,448
Net asset value per share and redemption proceeds per share	$26.65
Class R3
Net assets	$47,211
Shares outstanding	1,768
Net asset value per share and redemption proceeds per share	$26.71
Class R4
Net assets	$9,641
Shares outstanding	359
Net asset value per share and redemption proceeds per share	$26.85
Class R5
Net assets	$9,653
Shares outstanding	359
Net asset value per share and redemption proceeds per share	$26.88
Class R6
Net assets	$5,470,531
Shares outstanding	203,180
Net asset value per share and redemption proceeds per share	$26.92

First Eagle Funds | Annual Report | October 31, 2020

Statements of Operations

	First Eagle Global Fund*	First Eagle Overseas Fund*
Investment Income
Interest (net of $835,120, $377,773, $— and $—, foreign taxes withheld)	$77,911,621	$25,932,693
Dividends from: (net of $47,262,299, $24,446,857, $166,285 and $1,072,681 foreign taxes withheld)
Unaffiliated issuers	779,025,819	218,928,104
Affiliated issuers	38,538,633	10,284,837
Total Income	895,476,073	255,145,634
Expenses
Investment advisory fees (Note 2)	337,443,962	96,488,832
Distributions fees (Note 3)
Class A	31,283,074	4,680,406
Class C	34,321,386	2,251,971
Class R3	20,881	298
Class R4	2,148	764
Shareholder servicing agent fees	31,445,087	9,721,508
Service fees (Note 3)
Class C	11,440,462	750,657
Class R3	8,352	119
Administrative costs (Note 2)	3,479,339	1,174,683
Professional fees	944,542	445,274
Custodian and accounting fees	6,834,326	2,499,090
Shareholder reporting fees	2,877,219	832,478
Trustees' fees	1,274,147	360,236
Registration and filing fees	580,884	395,642
Other expenses	873,289	255,886
Total Expenses	462,829,098	119,857,844
Expense waiver (Note 2)	—	—
Expense reductions due to earnings credits (Note 1)	(118,920)	(22,213)
Net Expenses	462,710,178	119,835,631
Net Investment Income (Loss) (Note 1)	432,765,895	135,310,003
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	859,760,310	7,375,360
Transactions in investment securities of affiliated issuers	(29,514,622)	1,435,563
Commodity related transactions	179,213,885	18,339,647
Settlement of foreign currency and foreign currency transactions	(129,714)	(558,549)
Settlement of forward foreign currency exchange contracts	21,132,000	11,429,215
	1,030,461,859	38,021,236
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of decrease in deferred capital gain country tax accruals of $9,626,843, $2,592,992, $— and $—)	(2,103,903,165)	(385,654,035)
Investment securities of affiliated issuers	(465,866,081)	(161,259,926)
Foreign currency and foreign currency translations	1,923,081	1,614,938
Forward foreign currency exchange contracts	8,748,469	2,231,823
	(2,559,097,696)	(543,067,200)
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	(1,528,635,837)	(505,045,964)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,095,869,942)	$(369,735,961)

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2020

October 31, 2020

	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Investment Income
Interest (net of $835,120, $377,773, $— and $—, foreign taxes withheld)	$2,635,213	$1,194,147
Dividends from: (net of $47,262,299, $24,446,857, $166,285 and $1,072,681 foreign taxes withheld)
Unaffiliated issuers	22,898,629	10,275,967
Affiliated issuers	—	519,255
Total Income	25,533,842	11,989,369
Expenses
Investment advisory fees (Note 2)	9,763,435	13,079,569
Distributions fees (Note 3)
Class A	1,324,269	1,260,116
Class C	1,111,168	1,084,541
Class R3	131	1,253
Class R4	10	666
Shareholder servicing agent fees	943,669	1,492,291
Service fees (Note 3)
Class C	370,389	361,514
Class R3	52	501
Administrative costs (Note 2)	373,536	380,721
Professional fees	193,897	233,749
Custodian and accounting fees	284,515	655,791
Shareholder reporting fees	112,030	134,876
Trustees' fees	53,594	51,904
Registration and filing fees	90,282	185,114
Other expenses	40,218	39,299
Total Expenses	14,661,195	18,961,905
Expense waiver (Note 2)	(650,892)	—
Expense reductions due to earnings credits (Note 1)	(7,194)	(10,383)
Net Expenses	14,003,109	18,951,522
Net Investment Income (Loss) (Note 1)	11,530,733	(6,962,153)
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	15,154,954	7,359,074
Transactions in investment securities of affiliated issuers	—	—
Commodity related transactions	8,570,647	7,659,515
Settlement of foreign currency and foreign currency transactions	(7,628)	(100,220)
Settlement of forward foreign currency exchange contracts	—	—
	23,717,973	14,918,369
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of decrease in deferred capital gain country tax accruals of $9,626,843, $2,592,992, $— and $—)	(77,801,551)	498,648,569
Investment securities of affiliated issuers	—	33,473,594
Foreign currency and foreign currency translations	—	(5,192)
Forward foreign currency exchange contracts	—	—
	(77,801,551)	532,116,971
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	(54,083,578)	547,035,340
Net Increase (Decrease) in Net Assets Resulting from Operations	$(42,552,845)	$540,073,187

First Eagle Funds | Annual Report | October 31, 2020

Statements of Operations (continued)

	First Eagle Global Income Builder Fund	First Eagle High Income Fund*
Investment Income
Interest (net of $21,053, $— and $—, foreign taxes withheld)	$15,808,012	$13,010,006
Dividends from: (net of $1,750,605, $ — and $102,938 foreign taxes withheld)
Unaffiliated issuers	24,777,316	781
Total Income	40,585,328	13,010,787
Expenses
Investment advisory fees (Note 2)	9,972,988	1,629,324
Distributions fees (Note 3)
Class A	936,003	173,109
Class C	1,820,700	301,888
Class Y	—	—
Class R3	128	157
Class R4	11	11
Shareholder servicing agent fees	857,330	201,872
Service fees (Note 3)
Class C	606,900	100,629
Class R3	51	63
Administrative costs (Note 2)	664,862	116,379
Professional fees	304,275	218,305
Custodian and accounting fees	390,052	188,816
Shareholder reporting fees	104,269	48,653
Trustees' fees	42,161	8,458
Registration and filing fees	164,288	42,080
Other expenses	38,601	18,754
Total Expenses	15,902,619	3,048,498
Expense waiver (Note 2)	—	(232,757)
Expense reductions due to earnings credits (Note 1)	(3,372)	(1,875)
Net Expenses	15,899,247	2,813,866
Net Investment Income (Note 1)	24,686,081	10,196,921
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	13,458,758	(12,143,515)
Commodity related transactions	400,842	—
Settlement of foreign currency and foreign currency transactions	(11,289)	799
Settlement of forward foreign currency exchange contracts	233,311	(4,736)
Expiration or closing of option contracts written	844,494	—
	14,926,116	(12,147,452)
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of decrease in deferred capital gain country tax accruals of $18,187, $— and $—)	(98,270,696)	11,611,597
Foreign currency and foreign currency translations	103,212	—
Forward foreign currency exchange contracts	545,687	5,594
Option contracts written	365,603	—
	(97,256,194)	11,617,191
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	(82,330,078)	(530,261)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(57,643,997)	$9,666,660

*  First Eagle High Income Fund was known as First Eagle High Yield Fund prior to March 1, 2020.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2020

October 31, 2020

First Eagle Fund of America
Investment Income
Interest (net of $21,053, $— and $—, foreign taxes withheld)	$88,226
Dividends from: (net of $1,750,605, $ — and $102,938 foreign taxes withheld)
Unaffiliated issuers	10,097,914
Total Income	10,186,140
Expenses
Investment advisory fees (Note 2)	6,576,537
Distributions fees (Note 3)
Class A	573,506
Class C	652,848
Class Y	416,214
Class R3	117
Class R4	10
Shareholder servicing agent fees	842,198
Service fees (Note 3)
Class C	217,616
Class R3	47
Administrative costs (Note 2)	246,410
Professional fees	252,402
Custodian and accounting fees	187,621
Shareholder reporting fees	84,241
Trustees' fees	31,357
Registration and filing fees	105,487
Other expenses	33,115
Total Expenses	10,219,726
Expense waiver (Note 2)	(433,510)
Expense reductions due to earnings credits (Note 1)	(6,906)
Net Expenses	9,779,310
Net Investment Income (Note 1)	406,830
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	133,158,620
Commodity related transactions	—
Settlement of foreign currency and foreign currency transactions	(4,999)
Settlement of forward foreign currency exchange contracts	—
Expiration or closing of option contracts written	(25,820,241)
107,333,380
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of decrease in deferred capital gain country tax accruals of $18,187, $— and $—)	(122,586,390)
Foreign currency and foreign currency translations	(457)
Forward foreign currency exchange contracts	—
Option contracts written	1,036,420
(121,550,427)
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	(14,217,047)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(13,810,217)

First Eagle Funds | Annual Report | October 31, 2020

Statements of Changes in Net Assets

	First Eagle Global Fund*		First Eagle Overseas Fund*
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations
Net investment income (loss)	$432,765,895	$577,755,405	$135,310,003	$214,337,774
Net realized gain (loss) from investments, commodity, foreign currency and forward contract related transactions	1,030,461,859	2,510,251,904	38,021,236	678,294,869
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations	(2,559,097,696)	2,182,318,384	(543,067,200)	635,948,865
Net increase (decrease) in net assets resulting from operations	(1,095,869,942)	5,270,325,693	(369,735,961)	1,528,581,508
Distributions to Shareholders
Distributable earnings:
Class A	(727,157,248)	(692,719,551)	(112,662,006)	(60,143,479)
Class C	(253,451,927)	(438,549,111)	(16,616,159)	(14,529,586)
Class I	(1,680,013,813)	(1,719,036,034)	(586,922,532)	(330,575,517)
Class R3	(627,346)	(2,764)	(4,784)	(1,374)
Class R4	(115,672)	(6,884)	(4,920)	(2,371)
Class R5	(554)	—	(963)	—
Class R6	(53,668,468)	(41,635,449)	(41,868,450)	(19,254,020)
Decrease in net assets resulting from distributions	(2,715,035,028)	(2,891,949,793)	(758,079,814)	(424,506,347)
Fund Share Transactions
Class A
Net proceeds from shares sold	1,852,600,955	3,271,908,426	271,320,769	460,935,725
Net asset value of shares issued for reinvested dividends and distributions	649,821,149	617,818,566	103,426,331	55,634,918
Cost of shares redeemed	(3,050,252,521)	(3,281,442,171)	(584,171,239)	(734,932,846)
Redemption fees	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	(547,830,417)	608,284,821	(209,424,139)	(218,362,203)
Class C
Net proceeds from shares sold	253,103,922	383,579,875	18,717,342	40,825,108
Net asset value of shares issued for reinvested dividends and distributions	209,543,108	382,044,415	14,150,158	13,122,055
Cost of shares redeemed	(2,271,836,086)	(4,080,572,266)	(154,219,857)	(401,665,657)
Redemption fees	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	(1,809,189,056)	(3,314,947,976)	(121,352,357)	(347,718,494)
Class I
Net proceeds from shares sold	4,893,149,557	5,953,753,039	2,859,277,683	2,445,116,161
Net asset value of shares issued for reinvested dividends and distributions	1,412,959,434	1,424,973,867	520,207,592	289,973,271
Cost of shares redeemed	(9,763,811,531)	(7,968,305,504)	(3,495,483,508)	(3,970,651,617)
Redemption fees	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	(3,457,702,540)	(589,578,598)	(115,998,233)	(1,235,562,185)

First Eagle Funds | Annual Report | October 31, 2020

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations
Net investment income (loss)	$11,530,733	$14,579,181	$(6,962,153)	$(1,962,068)
Net realized gain (loss) from investments, commodity, foreign currency and forward contract related transactions	23,717,973	118,547,016	14,918,369	(90,101,896)
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations	(77,801,551)	14,804,964	532,116,971	455,206,439
Net increase (decrease) in net assets resulting from operations	(42,552,845)	147,931,161	540,073,187	363,142,475
Distributions to Shareholders
Distributable earnings:
Class A	(48,290,389)	(77,073,805)	—	—
Class C	(14,144,878)	(46,505,657)	—	—
Class I	(60,172,080)	(112,909,702)	(523,987)	—
Class R3	(4,247)	(6,536)	(185)	—
Class R4	(796)	—	—	—
Class R5	(801)	—	(16)	—
Class R6	(510,941)	(184,967)	(280,281)	—
Decrease in net assets resulting from distributions	(123,124,132)	(236,680,667)	(804,469)	—
Fund Share Transactions
Class A
Net proceeds from shares sold	87,835,828	179,904,902	249,993,321	82,585,998
Net asset value of shares issued for reinvested dividends and distributions	43,613,086	69,267,374	—	—
Cost of shares redeemed	(193,078,324)	(201,278,068)	(155,054,396)	(108,826,192)
Redemption fees	—	—	57,766	52,189
Increase (decrease) in net assets from Fund share transactions	(61,629,410)	47,894,208	94,996,691	(26,188,005)
Class C
Net proceeds from shares sold	12,547,849	30,700,500	72,190,468	19,191,096
Net asset value of shares issued for reinvested dividends and distributions	11,984,426	41,243,759	—	—
Cost of shares redeemed	(97,424,297)	(215,806,128)	(53,763,811)	(54,073,065)
Redemption fees	—	—	8,266	2,267
Increase (decrease) in net assets from Fund share transactions	(72,892,022)	(143,861,869)	18,434,923	(34,879,702)
Class I
Net proceeds from shares sold	146,948,288	184,833,957	872,020,463	187,192,608
Net asset value of shares issued for reinvested dividends and distributions	43,787,753	84,996,432	415,493	—
Cost of shares redeemed	(354,648,385)	(352,837,070)	(284,542,023)	(185,797,158)
Redemption fees	—	—	44,222	12,187
Increase (decrease) in net assets from Fund share transactions	(163,912,344)	(83,006,681)	587,938,155	1,407,637
First Eagle Funds | Annual Report | October 31, 2020

Statements of Changes in Net Assets (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Class R3
Net proceeds from shares sold	1,198,217	12,036,038	94,597	171,499
Net asset value of shares issued for reinvested dividends and distributions	627,345	2,764	4,785	1,374
Cost of shares redeemed	(7,963,480)	(546,610)	(2,101)	(137,625)
Increase (decrease) in net assets from Fund share transactions	(6,137,918)	11,492,192	97,281	35,248
Class R4^
Net proceeds from shares sold	2,062,455	2,795,870	7,506,074	3,907
Net asset value of shares issued for reinvested dividends and distributions	115,672	6,884	4,921	2,371
Cost of shares redeemed	(1,665,223)	(1,194,433)	(77,940)	(427)
Increase in net assets from Fund share transactions	512,904	1,608,321	7,433,055	5,851
Class R5^^
Net proceeds from shares sold	—	10,000	20,586	15,401
Net asset value of shares issued for reinvested dividends and distributions	554	—	962	—
Cost of shares redeemed	—	—	(9,551)	—
Increase in net assets from Fund share transactions	554	10,000	11,997	15,401
Class R6
Net proceeds from shares sold	872,725,207	363,331,681	351,615,036	166,511,413
Net asset value of shares issued for reinvested dividends and distributions	52,477,319	40,944,875	41,799,858	19,254,020
Cost of shares redeemed	(269,917,964)	(291,773,365)	(187,863,662)	(77,083,438)
Redemption fees	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	655,284,562	112,503,191	205,551,232	108,681,995
Increase (decrease) in net assets from Fund share transactions	(5,165,061,911)	(3,170,628,049)	(233,681,164)	(1,692,904,387)
Net increase (decrease) in net assets	(8,975,966,881)	(792,252,149)	(1,361,496,939)	(588,829,226)
Net Assets (Note 1)
Beginning of period	50,348,895,425	51,141,147,574	13,958,597,688	14,547,426,914
End of period	$41,372,928,544	$50,348,895,425	$12,597,100,749	$13,958,597,688
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	230,587,736	219,232,910	86,231,883	95,702,399
Shares sold	33,348,811	58,373,490	11,972,562	19,986,713
Shares issued on reinvestment of distributions	11,307,136	11,812,984	4,345,644	2,561,460
Shares redeemed	(56,679,882)	(58,831,648)	(26,106,442)	(32,018,689)
Shares outstanding, end of period	218,563,801	230,587,736	76,443,647	86,231,883
Class C
Shares outstanding, beginning of period	99,119,725	160,174,219	16,062,430	31,631,117
Shares sold	4,737,739	7,238,405	871,934	1,912,963
Shares issued on reinvestment of distributions	3,778,956	7,569,735	617,102	627,549
Shares redeemed	(43,178,565)	(75,862,634)	(7,103,499)	(18,109,199)
Shares outstanding, end of period	64,457,855	99,119,725	10,447,967	16,062,430

First Eagle Funds | Annual Report | October 31, 2020

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Class R3
Net proceeds from shares sold	—	—	318,391	429,311
Net asset value of shares issued for reinvested dividends and distributions	4,248	6,536	185	—
Cost of shares redeemed	—	—	(519,244)	(65,106)
Increase (decrease) in net assets from Fund share transactions	4,248	6,536	(200,668)	364,205
Class R4^
Net proceeds from shares sold	—	10,000	1,018,776	10,001
Net asset value of shares issued for reinvested dividends and distributions	796	—	—	—
Cost of shares redeemed	—	—	(345,313)	—
Increase in net assets from Fund share transactions	796	10,000	673,463	10,001
Class R5^^
Net proceeds from shares sold	41,580	10,000	749,882	160,501
Net asset value of shares issued for reinvested dividends and distributions	801	—	9	—
Cost of shares redeemed	(664)	—	(352,773)	(9)
Increase in net assets from Fund share transactions	41,717	10,000	397,118	160,492
Class R6
Net proceeds from shares sold	11,318,144	19,830,238	102,328,069	82,714,896
Net asset value of shares issued for reinvested dividends and distributions	509,354	184,967	280,259	—
Cost of shares redeemed	(12,599,924)	(8,300,254)	(104,546,761)	(39,882,250)
Redemption fees	—	—	8,010	7,995
Increase (decrease) in net assets from Fund share transactions	(772,426)	11,714,951	(1,930,423)	42,840,641
Increase (decrease) in net assets from Fund share transactions	(299,159,441)	(167,232,855)	700,309,259	(16,284,731)
Net increase (decrease) in net assets	(464,836,418)	(255,982,361)	1,239,577,977	346,857,744
Net Assets (Note 1)
Beginning of period	1,573,195,924	1,829,178,285	1,219,816,646	872,958,902
End of period	$1,108,359,506	$1,573,195,924	$2,459,394,623	$1,219,816,646
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	32,562,859	29,715,273	20,722,606	22,516,480
Shares sold	5,337,012	10,071,751	10,636,415	5,081,808
Shares issued on reinvestment of distributions	2,452,929	4,064,987	—	—
Shares redeemed	(11,730,665)	(11,289,152)	(6,859,415)	(6,875,682)
Shares outstanding, end of period	28,622,135	32,562,859	24,499,606	20,722,606
Class C
Shares outstanding, beginning of period	10,862,306	19,003,194	6,758,790	9,240,028
Shares sold	824,068	1,875,900	3,294,969	1,249,231
Shares issued on reinvestment of distributions	707,463	2,531,823	—	—
Shares redeemed	(6,066,870)	(12,548,611)	(2,529,977)	(3,730,469)
Shares outstanding, end of period	6,326,967	10,862,306	7,523,782	6,758,790

First Eagle Funds | Annual Report | October 31, 2020

Statements of Changes in Net Assets (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Class I
Shares outstanding, beginning of period	506,278,698	517,074,173	423,625,800	476,883,544
Shares sold	89,336,919	106,687,936	125,439,685	104,512,931
Shares issued on reinvestment of distributions	24,479,547	27,137,190	21,372,539	13,067,746
Shares redeemed	(184,973,767)	(144,620,601)	(155,544,924)	(170,838,421)
Shares outstanding, end of period	435,121,397	506,278,698	414,893,100	423,625,800
Class R3
Shares outstanding, beginning of period	199,079	848	3,807	1,992
Shares sold	21,167	207,574	3,962	7,345
Shares issued on reinvestment of distributions	10,897	53	196	62
Shares redeemed	(149,967)	(9,396)	(99)	(5,592)
Shares outstanding, end of period	81,176	199,079	7,866	3,807
Class R4^
Shares outstanding, beginning of period	30,686	2,055	3,611	3,357
Shares sold	36,088	48,932	313,274	165
Shares issued on reinvestment of distributions	2,005	131	202	107
Shares redeemed	(29,973)	(20,432)	(3,250)	(18)
Shares outstanding, end of period	38,806	30,686	313,837	3,611
Class R5^^
Shares outstanding, beginning of period	170	—	651	—
Shares sold	—	170	869	651
Shares issued on reinvestment of distributions	9	—	40	—
Shares redeemed	—	—	(411)	—
Shares outstanding, end of period	179	170	1,149	651
Class R6
Shares outstanding, beginning of period	15,855,426	13,781,064	30,086,600	25,446,909
Shares sold	15,953,142	6,422,718	15,448,992	6,991,127
Shares issued on reinvestment of distributions	909,013	779,902	1,717,332	868,080
Shares redeemed	(4,857,671)	(5,128,258)	(7,931,767)	(3,219,516)
Shares outstanding, end of period	27,859,910	15,855,426	39,321,157	30,086,600

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

^  Represents the year ended October 31, 2020 and the period from July 29, 2019 to October 31, 2019 (for First Eagle U.S. Value Fund and First Eagle Gold Fund)

^^  Represents the year ended October 31, 2020 and the period from July 29 2019 to October 31, 2019 (for First Eagle Global Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund) and represents the period from March 11, 2019 to October 31, 2019 (for First Eagle Overseas Fund only)

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2020

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Class I
Shares outstanding, beginning of period	39,001,968	43,254,719	28,802,758	29,200,296
Shares sold	9,294,883	10,470,510	35,825,014	11,419,725
Shares issued on reinvestment of distributions	2,417,877	4,904,583	21,618	—
Shares redeemed	(21,503,593)	(19,627,844)	(12,154,089)	(11,817,263)
Shares outstanding, end of period	29,211,135	39,001,968	52,495,301	28,802,758
Class R3
Shares outstanding, beginning of period	2,832	2,455	25,614	3,058
Shares sold	—	—	14,635	26,237
Shares issued on reinvestment of distributions	234	377	10	—
Shares redeemed	—	—	(22,796)	(3,681)
Shares outstanding, end of period	3,066	2,832	17,463	25,614
Class R4^
Shares outstanding, beginning of period	515	—	539	—
Shares sold	—	515	49,072	539
Shares issued on reinvestment of distributions	44	—	—	—
Shares redeemed	—	—	(15,222)	—
Shares outstanding, end of period	559	515	34,389	539
Class R5^^
Shares outstanding, beginning of period	515	—	8,627	—
Shares sold	2,522	515	35,912	8,627
Shares issued on reinvestment of distributions	44	—	—	—
Shares redeemed	(39)	—	(19,603)	—
Shares outstanding, end of period	3,042	515	24,936	8,627
Class R6
Shares outstanding, beginning of period	830,020	67,312	8,475,720	5,528,002
Shares sold	673,656	1,187,230	3,854,823	5,175,389
Shares issued on reinvestment of distributions	28,126	10,673	14,566	—
Shares redeemed	(662,645)	(435,195)	(4,649,666)	(2,227,671)
Shares outstanding, end of period	869,157	830,020	7,695,443	8,475,720

First Eagle Funds | Annual Report | October 31, 2020

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle High Income Fund*
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations
Net investment income	$24,686,081	$30,691,725	$10,196,921	$13,942,700
Net realized gain (loss) from investments, commodity, foreign currency and forward contract related transactions and option contracts written	14,926,116	20,520,303	(12,147,452)	(3,133,933)
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations and option contracts written	(97,256,194)	72,093,961	11,617,191	(563,691)
Net increase (decrease) in net assets resulting from operations	(57,643,997)	123,305,989	9,666,660	10,245,076
Distributions to Shareholders
Distributable earnings:
Class A	(8,328,144)	(7,959,646)	(2,969,744)	(3,539,669)
Class C	(3,582,822)	(4,314,558)	(1,426,602)	(2,201,702)
Class I	(17,577,014)	(18,873,689)	(5,568,397)	(8,036,793)
Class Y	—	—	—	—
Class R3	(982)	(981)	(2,591)	(2,315)
Class R4	(205)	(34)	(370)	(92)
Class R5	(216)	(37)	(428)	(92)
Class R6	(113,730)	(24,891)	(44,875)	(83,211)
Decrease in net assets resulting from distributions	(29,603,113)	(31,173,836)	(10,013,007)	(13,863,874)
Fund Share Transactions
Class A
Net proceeds from shares sold	140,271,815	182,973,455	23,079,334	18,673,502
Net asset value of shares issued for reinvested dividends and distributions	7,478,008	7,221,260	2,818,700	3,355,393
Cost of shares redeemed	(157,027,291)	(140,709,504)	(25,909,910)	(25,975,172)
Increase (decrease) in net assets from Fund share transactions	(9,277,468)	49,485,211	(11,876)	(3,946,277)
Class C
Net proceeds from shares sold	23,537,223	84,300,874	3,866,847	7,836,167
Net asset value of shares issued for reinvested dividends and distributions	3,142,704	3,762,702	1,311,844	1,977,613
Cost of shares redeemed	(114,330,966)	(116,499,481)	(22,618,745)	(21,780,605)
Decrease in net assets from Fund share transactions	(87,651,039)	(28,435,905)	(17,440,054)	(11,966,825)
Class I
Net proceeds from shares sold	151,342,708	257,720,555	50,903,784	23,691,277
Net asset value of shares issued for reinvested dividends and distributions	14,303,065	15,198,629	4,436,961	6,214,659
Cost of shares redeemed	(281,113,558)	(269,742,201)	(74,116,525)	(67,597,874)
Increase (decrease) in net assets from Fund share transactions	(115,467,785)	3,176,983	(18,775,780)	(37,691,938)

*  First Eagle High Income Fund was known as First Eagle High Yield Fund prior to March 1, 2020.

First Eagle Funds | Annual Report | October 31, 2020

	First Eagle Fund of America
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Operations
Net investment income	$406,830	$1,930,088
Net realized gain (loss) from investments, commodity, foreign currency and forward contract related transactions and option contracts written	107,333,380	2,758,092
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations and option contracts written	(121,550,427)	67,762,405
Net increase (decrease) in net assets resulting from operations	(13,810,217)	72,450,585
Distributions to Shareholders
Distributable earnings:
Class A	(2,425,525)	(65,928,592)
Class C	(1,289,937)	(50,705,751)
Class I	(4,713,124)	(98,590,050)
Class Y	(2,379,215)	(48,884,759)
Class R3	(435)	(7,976)
Class R4	(113)	—
Class R5	(115)	—
Class R6	(30,701)	(761,321)
Decrease in net assets resulting from distributions	(10,839,165)	(264,878,449)
Fund Share Transactions
Class A
Net proceeds from shares sold	25,571,338	59,427,763
Net asset value of shares issued for reinvested dividends and distributions	2,293,351	61,123,423
Cost of shares redeemed	(90,699,499)	(187,283,529)
Increase (decrease) in net assets from Fund share transactions	(62,834,810)	(66,732,343)
Class C
Net proceeds from shares sold	3,677,577	11,055,931
Net asset value of shares issued for reinvested dividends and distributions	1,178,681	46,719,306
Cost of shares redeemed	(53,781,315)	(144,627,450)
Decrease in net assets from Fund share transactions	(48,925,057)	(86,852,213)
Class I
Net proceeds from shares sold	19,769,169	65,069,908
Net asset value of shares issued for reinvested dividends and distributions	3,209,604	69,373,020
Cost of shares redeemed	(231,370,730)	(290,893,461)
Increase (decrease) in net assets from Fund share transactions	(208,391,957)	(156,450,533)

First Eagle Funds | Annual Report | October 31, 2020

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle High Income Fund*
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Class Y
Net proceeds from shares sold	—	—	—	—
Net asset value of shares issued for reinvested dividends and distributions	—	—	—	—
Cost of shares redeemed	—	—	—	—
Decrease in net assets from Fund share transactions	—	—	—	—
Class R3
Net proceeds from shares sold	—	—	399,863	—
Net asset value of shares issued for reinvested dividends and distributions	982	981	2,591	2,315
Increase in net assets from Fund share transactions	982	981	402,454	2,315
Class R4^
Net proceeds from shares sold	—	10,000	—	10,000
Net asset value of shares issued for reinvested dividends and distributions	206	34	370	92
Increase in net assets from Fund share transactions	206	10,034	370	10,092
Class R5^
Net proceeds from shares sold	—	10,000	—	10,000
Net asset value of shares issued for reinvested dividends and distributions	216	37	428	92
Increase in net assets from Fund share transactions	216	10,037	428	10,092
Class R6
Net proceeds from shares sold	17,380,803	341,211	1,127,932	1,798,533
Net asset value of shares issued for reinvested dividends and distributions	113,664	24,812	44,255	82,941
Cost of shares redeemed	(2,910,829)	(109,552)	(2,063,373)	(413,741)
Increase (decrease) in net assets from Fund share transactions	14,583,638	256,471	(891,186)	1,467,733
Increase (decrease) in net assets from Fund share transactions	(197,811,250)	24,503,812	(36,715,644)	(52,114,808)
Net increase (decrease) in net assets	(285,058,360)	116,635,965	(37,061,991)	(55,733,606)
Net Assets (Note 1)
Beginning of period	1,476,723,401	1,360,087,436	270,179,221	325,912,827
End of period	$1,191,665,041	$1,476,723,401	$233,117,230	$270,179,221
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	32,351,845	27,849,865	8,445,828	8,895,935
Shares sold	11,998,649	16,014,314	2,735,485	2,152,352
Shares issued on reinvestment of distributions	646,883	613,353	333,975	386,047
Shares redeemed	(13,673,227)	(12,125,687)	(3,119,448)	(2,988,506)
Shares outstanding, end of period	31,324,150	32,351,845	8,395,840	8,445,828

*  First Eagle High Income Fund was known as First Eagle High Yield Fund prior to March 1, 2020.

First Eagle Funds | Annual Report | October 31, 2020

	First Eagle Fund of America
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Class Y
Net proceeds from shares sold	3,883,413	23,030,671
Net asset value of shares issued for reinvested dividends and distributions	2,295,514	46,122,510
Cost of shares redeemed	(137,098,467)	(70,490,676)
Decrease in net assets from Fund share transactions	(130,919,540)	(1,337,495)
Class R3
Net proceeds from shares sold	—	—
Net asset value of shares issued for reinvested dividends and distributions	435	7,977
Increase in net assets from Fund share transactions	435	7,977
Class R4^
Net proceeds from shares sold	—	10,000
Net asset value of shares issued for reinvested dividends and distributions	113	—
Increase in net assets from Fund share transactions	113	10,000
Class R5^
Net proceeds from shares sold	—	10,000
Net asset value of shares issued for reinvested dividends and distributions	115	—
Increase in net assets from Fund share transactions	115	10,000
Class R6
Net proceeds from shares sold	4,203,634	18,200,636
Net asset value of shares issued for reinvested dividends and distributions	30,700	761,321
Cost of shares redeemed	(1,497,382)	(23,117,926)
Increase (decrease) in net assets from Fund share transactions	2,736,952	(4,155,969)
Increase (decrease) in net assets from Fund share transactions	(448,333,749)	(315,500,576)
Net increase (decrease) in net assets	(472,983,131)	(507,928,440)
Net Assets (Note 1)
Beginning of period	1,023,499,673	1,531,428,113
End of period	$550,516,542	$1,023,499,673
Changes in Shares Outstanding
Class A
Shares outstanding, beginning of period	10,337,706	12,740,195
Shares sold	1,012,135	2,363,483
Shares issued on reinvestment of distributions	83,730	2,632,361
Shares redeemed	(3,555,155)	(7,398,333)
Shares outstanding, end of period	7,878,416	10,337,706

First Eagle Funds | Annual Report | October 31, 2020

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle High Income Fund*
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Class C
Shares outstanding, beginning of period	23,864,750	26,061,630	5,756,398	7,129,539
Shares sold	2,073,899	7,472,679	468,740	905,614
Shares issued on reinvestment of distributions	272,926	320,782	155,661	227,842
Shares redeemed	(9,945,746)	(9,990,341)	(2,705,973)	(2,506,597)
Shares outstanding, end of period	16,265,829	23,864,750	3,674,826	5,756,398
Class I
Shares outstanding, beginning of period	65,476,769	64,965,979	16,584,726	20,917,848
Shares sold	13,196,284	22,508,241	6,177,369	2,722,908
Shares issued on reinvestment of distributions	1,238,136	1,293,849	524,656	715,043
Shares redeemed	(24,851,134)	(23,291,300)	(8,764,101)	(7,771,073)
Shares outstanding, end of period	55,060,055	65,476,769	14,522,650	16,584,726
Class Y
Shares outstanding, beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued on reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Shares outstanding, end of period	—	—	—	—
Class R3
Shares outstanding, beginning of period	4,326	4,242	6,015	5,749
Shares sold	—	—	45,595	—
Shares issued on reinvestment of distributions	85	84	305	266
Shares outstanding, end of period	4,411	4,326	51,915	6,015
Class R4^
Shares outstanding, beginning of period	831	—	1,149	—
Shares sold	—	828	—	1,139
Shares issued on reinvestment of distributions	17	3	44	10
Shares outstanding, end of period	848	831	1,193	1,149
Class R5^
Shares outstanding, beginning of period	831	—	1,149	—
Shares sold	—	828	—	1,139
Shares issued on reinvestment of distributions	19	3	51	10
Shares outstanding, end of period	850	831	1,200	1,149
Class R6
Shares outstanding, beginning of period	101,795	79,820	218,887	45,515
Shares sold	1,502,681	29,254	130,054	211,276
Shares issued on reinvestment of distributions	9,768	2,111	5,150	9,511
Shares redeemed	(246,494)	(9,390)	(235,575)	(47,415)
Shares outstanding, end of period	1,367,750	101,795	118,516	218,887

*  First Eagle High Income Fund was known as First Eagle High Yield Fund prior to March 1, 2020.

^  Represents the year ended October 31, 2020 and the period from July 29, 2019 to October 31, 2019.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2020

	First Eagle Fund of America
	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
Class C
Shares outstanding, beginning of period	5,943,338	10,138,909
Shares sold	211,141	633,419
Shares issued on reinvestment of distributions	58,964	2,728,756
Shares redeemed	(2,856,137)	(7,557,746)
Shares outstanding, end of period	3,357,306	5,943,338
Class I
Shares outstanding, beginning of period	13,959,992	19,478,878
Shares sold	741,746	2,581,163
Shares issued on reinvestment of distributions	112,855	2,876,162
Shares redeemed	(8,604,611)	(10,976,211)
Shares outstanding, end of period	6,209,982	13,959,992
Class Y
Shares outstanding, beginning of period	9,072,699	8,973,610
Shares sold	139,730	864,317
Shares issued on reinvestment of distributions	81,228	1,924,979
Shares redeemed	(5,113,209)	(2,690,207)
Shares outstanding, end of period	4,180,448	9,072,699
Class R3
Shares outstanding, beginning of period	1,753	1,421
Shares sold	—	—
Shares issued on reinvestment of distributions	15	332
Shares outstanding, end of period	1,768	1,753
Class R4^
Shares outstanding, beginning of period	355	—
Shares sold	—	355
Shares issued on reinvestment of distributions	4	—
Shares outstanding, end of period	359	355
Class R5^
Shares outstanding, beginning of period	355	—
Shares sold	—	355
Shares issued on reinvestment of distributions	4	—
Shares outstanding, end of period	359	355
Class R6
Shares outstanding, beginning of period	96,369	138,622
Shares sold	161,794	803,770
Shares issued on reinvestment of distributions	1,079	31,564
Shares redeemed	(56,062)	(877,587)
Shares outstanding, end of period	203,180	96,369

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the period ended:	Net assets value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Global Fund Class A
October 31, 2020	$59.15	0.48	(1.03)	(0.55)	(0.73)	(2.45)	—	(3.18)
October 31, 2019	$56.37	0.64	5.37	6.01	(0.43)	(2.80)	—	(3.23)
October 31, 2018	$60.46	0.49	(2.08)	(1.59)	(0.44)	(2.06)	—	(2.50)
October 31, 2017	$56.36	0.25	6.41	6.66	(0.21)	(2.35)	—	(2.56)
October 31, 2016	$53.10	0.30	3.56	3.86	(0.07)	(0.53)	—	(0.60)
First Eagle Global Fund Class C
October 31, 2020	$56.69	0.07	(1.01)	(0.94)	(0.18)	(2.45)	—	(2.63)
October 31, 2019	$54.11	0.18	5.20	5.38	—	(2.80)	—	(2.80)
October 31, 2018	$58.14	0.05	(2.02)	(1.97)	—	(2.06)	—	(2.06)
October 31, 2017	$54.47	(0.16)	6.18	6.02	—	(2.35)	—	(2.35)
October 31, 2016	$51.66	(0.11)	3.45	3.34	—	(0.53)	—	(0.53)
First Eagle Global Fund Class I
October 31, 2020	$59.52	0.63	(1.03)	(0.40)	(0.88)	(2.45)	—	(3.33)
October 31, 2019	$56.73	0.78	5.41	6.19	(0.60)	(2.80)	—	(3.40)
October 31, 2018	$60.85	0.66	(2.11)	(1.45)	(0.61)	(2.06)	—	(2.67)
October 31, 2017	$56.70	0.43	6.42	6.85	(0.35)	(2.35)	—	(2.70)
October 31, 2016	$53.43	0.44	3.57	4.01	(0.21)	(0.53)	—	(0.74)
First Eagle Global Fund Class R3
October 31, 2020	$59.34	0.48	(1.07)	(0.59)	(0.83)	(2.45)	—	(3.28)
October 31, 2019	$56.62	0.60	5.38	5.98	(0.46)	(2.80)	—	(3.26)
For The Period 5/01/18^- 10/31/18	$58.95	0.28	(2.61)	(2.33)	—	—	—	—
First Eagle Global Fund Class R4
October 31, 2020	$59.48	0.57	(1.02)	(0.45)	(0.86)	(2.45)	—	(3.31)
October 31, 2019	$56.70	0.74	5.36	6.10	(0.52)	(2.80)	—	(3.32)
For The Period 1/17/18^- 10/31/18	$61.60	0.55	(5.45)	(4.90)	—	—	—	—
First Eagle Global Fund Class R5
October 31, 2020	$59.47	(0.16)	(1.06)	(1.22)	(0.82)	(2.45)	—	(3.27)
For The Period 7/29/19^- 10/31/19	$58.99	0.12	0.36	0.48	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2020

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net assets value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Global Fund Class A
October 31, 2020	$55.42	(1.12)%		$12,112,205	1.11%		1.11%		0.87%		0.87%		10.84%
October 31, 2019	$59.15	11.44%		$13,638,545	1.11%		1.11%		1.13%		1.13%		10.26%
October 31, 2018	$56.37	(2.82)%		$12,357,124	1.11%		1.11%		0.84%		0.84%		14.91%
October 31, 2017	$60.46	12.35%		$14,907,330	1.11%		1.11%		0.44%		0.44%		9.67%
October 31, 2016	$56.36	7.38%		$15,833,531	1.10%		1.10%		0.55%		0.55%		11.54%
First Eagle Global Fund Class C
October 31, 2020	$53.12	(1.86)%		$3,423,967	1.87%		1.87%		0.13%		0.13%		10.84%
October 31, 2019	$56.69	10.58%		$5,619,288	1.87%		1.86%		0.33%		0.33%		10.26%
October 31, 2018	$54.11	(3.54)%		$8,667,512	1.86%		1.86%		0.09%		0.09%		14.91%
October 31, 2017	$58.14	11.52%		$10,589,991	1.85%		1.85%		(0.29)%		(0.29)%		9.67%
October 31, 2016	$54.47	6.56%		$11,505,279	1.86%		1.86%		(0.21)%		(0.21)%		11.54%
First Eagle Global Fund Class I
October 31, 2020	$55.79	(0.86)%		$24,274,791	0.86%		0.86%		1.14%		1.14%		10.84%
October 31, 2019	$59.52	11.72%		$30,133,165	0.85%		0.85%		1.38%		1.38%		10.26%
October 31, 2018	$56.73	(2.54)%		$29,334,134	0.84%		0.84%		1.11%		1.11%		14.91%
October 31, 2017	$60.85	12.64%		$30,858,477	0.84%		0.84%		0.74%		0.74%		9.67%
October 31, 2016	$56.70	7.65%		$22,357,335	0.84%		0.84%		0.81%		0.81%		11.54%
First Eagle Global Fund Class R3
October 31, 2020	$55.47	(1.21)%		$4,503	1.18%		1.18%		0.86%		0.87%		10.84%
October 31, 2019	$59.34	11.31%		$11,813	1.14%		1.14%		1.03%		1.03%		10.26%
For The Period 5/01/18^- 10/31/18	$56.62	(3.95	)%(b)	$48	1.25	%(c)	1.25	%(c)	0.95	%(c)	0.95	%(c)	14.91	%(b)
First Eagle Global Fund Class R4
October 31, 2020	$55.72	(0.95)%		$2,162	0.96%		0.96%		1.04%		1.04%		10.84%
October 31, 2019	$59.48	11.53%		$1,825	0.97%		0.97%		1.28%		1.28%		10.26%
For The Period 1/17/18^- 10/31/18	$56.70	(7.95	)%(b)	$117	1.02	%(c)	1.02	%(c)	1.18	%(c)	1.18	%(c)	14.91	%(b)
First Eagle Global Fund Class R5
October 31, 2020	$54.98	(2.32)%		$10	2.29%		2.29%		(0.28)%		(0.28)%		10.84%
For The Period 7/29/19^- 10/31/19	$59.47	0.81	%(b)	$10	1.35	%(c)	1.35	%(c)	0.82	%(c)	0.82	%(c)	10.26	%(b)

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the period ended:	Net assets value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Global Fund Class R6
October 31, 2020	$59.55	0.64	(0.99)	(0.35)	(0.92)	(2.45)	—	(3.37)
October 31, 2019	$56.76	0.82	5.41	6.23	(0.64)	(2.80)	—	(3.44)
October 31, 2018	$60.88	0.72	(2.14)	(1.42)	(0.64)	(2.06)	—	(2.70)
For The Period 3/01/17^- 10/31/17	$57.33	0.37	3.18	3.55	—	—	—	—
First Eagle Overseas Fund Class A
October 31, 2020	$24.65	0.19	(0.71)	(0.52)	(0.50)	(0.83)	—	(1.33)
October 31, 2019	$22.71	0.32	2.28	2.60	(0.27)	(0.39)	—	(0.66)
October 31, 2018	$25.33	0.25	(2.03)	(1.78)	(0.40)	(0.44)	—	(0.84)
October 31, 2017	$23.86	0.12	2.16	2.28	(0.26)	(0.55)	—	(0.81)
October 31, 2016	$22.62	0.19	1.34	1.53	(0.04)	(0.25)	—	(0.29)
First Eagle Overseas Fund Class C
October 31, 2020	$23.58	0.02	(0.69)	(0.67)	(0.25)	(0.83)	—	(1.08)
October 31, 2019	$21.73	0.11	2.22	2.33	(0.09)	(0.39)	—	(0.48)
October 31, 2018	$24.29	0.08	(1.95)	(1.87)	(0.25)	(0.44)	—	(0.69)
October 31, 2017	$22.91	(0.05)	2.07	2.02	(0.09)	(0.55)	—	(0.64)
October 31, 2016	$21.84	0.02	1.30	1.32	—	(0.25)	—	(0.25)
First Eagle Overseas Fund Class I
October 31, 2020	$25.24	0.26	(0.72)	(0.46)	(0.57)	(0.83)	—	(1.40)
October 31, 2019	$23.26	0.39	2.33	2.72	(0.35)	(0.39)	—	(0.74)
October 31, 2018	$25.91	0.34	(2.08)	(1.74)	(0.47)	(0.44)	—	(0.91)
October 31, 2017	$24.40	0.21	2.17	2.38	(0.32)	(0.55)	—	(0.87)
October 31, 2016	$23.12	0.26	1.38	1.64	(0.11)	(0.25)	—	(0.36)
First Eagle Overseas Fund Class R3
October 31, 2020	$25.13	0.15	(0.74)	(0.59)	(0.42)	(0.83)	—	(1.25)
October 31, 2019	$23.22	0.44	2.16	2.60	(0.30)	(0.39)	—	(0.69)
For The Period 5/01/18^- 10/31/18	$25.10	0.16	(2.04)	(1.88)	—	—	—	—
First Eagle Overseas Fund Class R4
October 31, 2020	$25.20	0.16	(0.66)	(0.50)	(0.53)	(0.83)	—	(1.36)
October 31, 2019	$23.23	0.35	2.33	2.68	(0.32)	(0.39)	—	(0.71)
For The Period 1/17/18^- 10/31/18	$26.15	0.31	(3.23)	(2.92)	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2020

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net assets value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Global Fund Class R6
October 31, 2020	$55.83	(0.79)%		$1,555,290	0.79%		0.79%		1.15%		1.15%		10.84%
October 31, 2019	$59.55	11.79%		$944,249	0.79%		0.79%		1.44%		1.44%		10.26%
October 31, 2018	$56.76	(2.49)%		$782,213	0.78%		0.78%		1.21%		1.21%		14.91%
For The Period 3/01/17^- 10/31/17	$60.88	6.19	%(b)	$848,431	0.78	%(c)	0.78	%(c)	0.94	%(c)	0.94	%(c)	9.67	%(b)
First Eagle Overseas Fund Class A
October 31, 2020	$22.80	(2.35)%		$1,742,861	1.15%		1.15%		0.82%		0.82%		13.20%
October 31, 2019	$24.65	11.82%		$2,125,742	1.15%		1.15%		1.38%		1.38%		6.99%
October 31, 2018	$22.71	(7.27)%		$2,173,765	1.15%		1.15%		1.04%		1.04%		12.10%
October 31, 2017	$25.33	9.99%		$3,102,414	1.15%		1.15%		0.51%		0.51%		8.45%
October 31, 2016	$23.86	6.90%		$3,654,512	1.14%		1.14%		0.84%		0.84%		9.30%
First Eagle Overseas Fund Class C
October 31, 2020	$21.83	(3.07)%		$228,072	1.89%		1.89%		0.08%		0.08%		13.20%
October 31, 2019	$23.58	10.98%		$378,755	1.89%		1.89%		0.50%		0.50%		6.99%
October 31, 2018	$21.73	(7.92)%		$687,318	1.88%		1.88%		0.32%		0.32%		12.10%
October 31, 2017	$24.29	9.14%		$899,654	1.88%		1.88%		(0.20)%		(0.20)%		8.45%
October 31, 2016	$22.91	6.14%		$992,573	1.89%		1.89%		0.10%		0.10%		9.30%
First Eagle Overseas Fund Class I
October 31, 2020	$23.38	(2.06)%		$9,698,986	0.87%		0.87%		1.11%		1.11%		13.20%
October 31, 2019	$25.24	12.12%		$10,694,125	0.86%		0.86%		1.64%		1.64%		6.99%
October 31, 2018	$23.26	(6.98)%		$11,093,973	0.86%		0.86%		1.35%		1.35%		12.10%
October 31, 2017	$25.91	10.24%		$13,831,360	0.87%		0.86%		0.86%		0.86%		8.45%
October 31, 2016	$24.40	7.22%		$10,608,351	0.87%		0.87%		1.12%		1.12%		9.30%
First Eagle Overseas Fund Class R3
October 31, 2020	$23.29	(2.56)%		$183	1.36%		1.36%		0.65%		0.65%		13.20%
October 31, 2019	$25.13	11.59%		$96	1.32%		1.32%		1.84%		1.84%		6.99%
For The Period 5/01/18^- 10/31/18	$23.22	(7.49	)%(b)	$46	1.21	%(c)	1.21	%(c)	1.32	%(c)	1.32	%(c)	12.10	%(b)
First Eagle Overseas Fund Class R4
October 31, 2020	$23.34	(2.22)%		$7,326	0.91%		0.91%		0.69%		0.69%		13.20%
October 31, 2019	$25.20	11.92%		$91	1.04%		1.04%		1.48%		1.48%		6.99%
For The Period 1/17/18^- 10/31/18	$23.23	(11.17	)%(b)	$78	1.03	%(c)	1.03	%(c)	1.60	%(c)	1.60	%(c)	12.10	%(b)
First Eagle Funds | Annual Report | October 31, 2020

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the period ended:	Net assets value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Overseas Fund Class R5
October 31, 2020	$25.20	0.18	(0.75)	(0.57)	(0.53)	(0.83)	—	(1.36)
For The Period 3/11/19^- 10/31/19	$23.37	0.28	1.55	1.83	—	—	—	—
First Eagle Overseas Fund Class R6
October 31, 2020	$25.25	0.28	(0.72)	(0.44)	(0.59)	(0.83)	—	(1.42)
October 31, 2019	$23.27	0.41	2.33	2.74	(0.37)	(0.39)	—	(0.76)
October 31, 2018	$25.92	0.36	(2.09)	(1.73)	(0.48)	(0.44)	—	(0.92)
For The Period 3/01/17^- 10/31/17	$23.99	0.17	1.76	1.93	—	—	—	—
First Eagle U.S. Value Fund Class A
October 31, 2020	$18.84	0.14	(0.48)	(0.34)	(0.16)	(1.37)	—	(1.53)
October 31, 2019	$19.89	0.16	1.44	1.60	(0.12)	(2.53)	—	(2.65)
October 31, 2018	$21.26	0.11	0.31	0.42	(0.03)	(1.76)	—	(1.79)
October 31, 2017	$20.08	0.06	2.80	2.86	(0.04)	(1.64)	—	(1.68)
October 31, 2016	$19.82	0.08	1.07	1.15	(0.04)	(0.85)	—	(0.89)
First Eagle U.S. Value Fund Class C
October 31, 2020	$17.89	0.01	(0.47)	(0.46)	—	(1.37)	—	(1.37)
October 31, 2019	$19.03	0.02	1.37	1.39	—	(2.53)	—	(2.53)
October 31, 2018	$20.54	(0.04)	0.29	0.25	—	(1.76)	—	(1.76)
October 31, 2017	$19.55	(0.09)	2.72	2.63	—	(1.64)	—	(1.64)
October 31, 2016	$19.43	(0.07)	1.04	0.97	—	(0.85)	—	(0.85)
First Eagle U.S. Value Fund Class I
October 31, 2020	$19.21	0.20	(0.51)	(0.31)	(0.21)	(1.37)	—	(1.58)
October 31, 2019	$20.23	0.21	1.48	1.69	(0.18)	(2.53)	—	(2.71)
October 31, 2018	$21.61	0.18	0.29	0.47	(0.09)	(1.76)	—	(1.85)
October 31, 2017	$20.38	0.12	2.84	2.96	(0.09)	(1.64)	—	(1.73)
October 31, 2016	$20.11	0.13	1.08	1.21	(0.09)	(0.85)	—	(0.94)
First Eagle U.S. Value Fund Class R3
October 31, 2020	$19.15	0.11	(0.50)	(0.39)	(0.14)	(1.37)	—	(1.51)
October 31, 2019	$20.20	0.14	1.48	1.62	(0.14)	(2.53)	—	(2.67)
For The Period 5/01/18^- 10/31/18	$20.37	0.06	(0.23)	(0.17)	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2020

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net assets value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Overseas Fund Class R5
October 31, 2020	$23.27	(2.51)%		$27	1.31%		1.31%		0.77%		0.77%		13.20%
For The Period 3/11/19^- 10/31/19	$25.20	7.83	%(b)	$16	1.12	%(c)	1.12	%(c)	1.79	%(c)	1.79	%(c)	6.99	%(b)
First Eagle Overseas Fund Class R6
October 31, 2020	$23.39	(1.99)%		$919,645	0.80%		0.80%		1.19%		1.19%		13.20%
October 31, 2019	$25.25	12.21%		$759,773	0.80%		0.80%		1.74%		1.74%		6.99%
October 31, 2018	$23.27	(6.92)%		$592,247	0.80%		0.80%		1.44%		1.44%		12.10%
For The Period 3/01/17^- 10/31/17	$25.92	8.04	%(b)	$544,632	0.79	%(c)	0.79	%(c)	1.01	%(c)	1.01	%(c)	8.45	%(b)
First Eagle U.S. Value Fund Class A
October 31, 2020	$16.97	(2.23)%		$485,589	1.18%		1.13%		0.78%		0.83%		10.30%
October 31, 2019	$18.84	9.43%		$613,548	1.16%		1.11%		0.81%		0.86%		8.65%
October 31, 2018	$19.89	2.01%		$590,922	1.15%		1.10%		0.51%		0.56%		9.05%
October 31, 2017	$21.26	14.94%		$716,820	1.14%		1.09%		0.24%		0.29%		5.85%
October 31, 2016	$20.08	6.21%		$817,481	1.11%		1.14%		0.40%		0.37%		10.65%
First Eagle U.S. Value Fund Class C
October 31, 2020	$16.06	(3.00)%		$101,600	1.94%		1.89%		0.03%		0.08%		10.30%
October 31, 2019	$17.89	8.59%		$194,380	1.92%		1.87%		0.06%		0.11%		8.65%
October 31, 2018	$19.03	1.20%		$361,606	1.90%		1.85%		(0.24)%		(0.19)%		9.05%
October 31, 2017	$20.54	14.13%		$448,462	1.89%		1.84%		(0.51)%		(0.46)%		5.85%
October 31, 2016	$19.55	5.38%		$516,405	1.87%		1.90%		(0.37)%		(0.40)%		10.65%
First Eagle U.S. Value Fund Class I
October 31, 2020	$17.32	(2.01)%		$505,997	0.89%		0.84%		1.08%		1.13%		10.30%
October 31, 2019	$19.21	9.79%		$749,245	0.88%		0.83%		1.09%		1.14%		8.65%
October 31, 2018	$20.23	2.24%		$875,239	0.87%		0.82%		0.79%		0.84%		9.05%
October 31, 2017	$21.61	15.27%		$983,508	0.86%		0.81%		0.51%		0.56%		5.85%
October 31, 2016	$20.38	6.49%		$841,199	0.84%		0.87%		0.67%		0.64%		10.65%
First Eagle U.S. Value Fund Class R3
October 31, 2020	$17.25	(2.46)%		$53	1.36%		1.31%		0.59%		0.64%		10.30%
October 31, 2019	$19.15	9.37%		$54	1.26%		1.21%		0.71%		0.76%		8.65%
For The Period 5/01/18^- 10/31/18	$20.20	(0.83	)%(b)	$50	1.24	%(c)	1.19	%(c)	0.50	%(c)	0.55	%(c)	9.05	%(b)

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the period ended:	Net assets value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle U.S. Value Fund Class R4
October 31, 2020	$19.18	0.13	(0.51)	(0.38)	(0.18)	(1.37)	—	(1.55)
For The Period 7/29/19^- 10/31/19	$19.40	0.02	(0.24)	(0.22)	—	—	—	—
First Eagle U.S. Value Fund Class R5
October 31, 2020	$19.18	0.12	(0.46)	(0.34)	(0.19)	(1.37)	—	(1.56)
For The Period 7/29/19^- 10/31/19	$19.40	0.03	(0.25)	(0.22)	—	—	—	—
First Eagle U.S. Value Fund Class R6
October 31, 2020	$19.22	0.19	(0.50)	(0.31)	(0.22)	(1.37)	—	(1.59)
October 31, 2019	$20.24	0.21	1.49	1.70	(0.19)	(2.53)	—	(2.72)
October 31, 2018	$21.62	0.18	0.30	0.48	(0.10)	(1.76)	—	(1.86)
For The Period 3/01/17^- 10/31/17	$20.66	0.09	0.87	0.96	—	—	—	—
First Eagle Gold Fund Class A
October 31, 2020	$18.66	(0.12)	7.74	7.62	—	—	—	—
October 31, 2019	$13.08	(0.04)	5.62	5.58	—	—	—	—
October 31, 2018	$16.50	(0.07)	(3.35)	(3.42)	—	—	—	—
October 31, 2017	$17.99	(0.09)	(1.40)	(1.49)	—	—	—	—
October 31, 2016	$12.36	(0.11)	5.74	5.63	—	—	—	—
First Eagle Gold Fund Class C
October 31, 2020	$17.11	(0.26)	7.07	6.81	—	—	—	—
October 31, 2019	$12.09	(0.15)	5.17	5.02	—	—	—	—
October 31, 2018	$15.36	(0.17)	(3.10)	(3.27)	—	—	—	—
October 31, 2017	$16.89	(0.21)	(1.32)	(1.53)	—	—	—	—
October 31, 2016	$11.70	(0.22)	5.41	5.19	—	—	—	—
First Eagle Gold Fund Class I
October 31, 2020	$19.22	(0.06)	7.99	7.93	(0.02)	—	—	(0.02)
October 31, 2019	$13.44	0.00 **	5.78	5.78	—	—	—	—
October 31, 2018	$16.90	(0.02)	(3.44)	(3.46)	—	—	—	—
October 31, 2017	$18.38	(0.04)	(1.44)	(1.48)	—	—	—	—
October 31, 2016	$12.59	(0.06)	5.85	5.79	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2020

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net assets value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle U.S. Value Fund Class R4
October 31, 2020	$17.25	(2.39)%		$10	1.24%		1.20%		0.70%		0.74%		10.30%
For The Period 7/29/19^- 10/31/19	$19.18	(1.13	)%(b)	$10	1.51	%(c)	1.47	%(c)	0.39	%(c)	0.43	%(c)	8.65	%(b)
First Eagle U.S. Value Fund Class R5
October 31, 2020	$17.28	(2.18)%		$53	1.09%		1.05%		0.67%		0.71%		10.30%
For The Period 7/29/19^- 10/31/19	$19.18	(1.13	)%(b)	$10	1.40	%(c)	1.36	%(c)	0.50	%(c)	0.54	%(c)	8.65	%(b)
First Eagle U.S. Value Fund Class R6
October 31, 2020	$17.32	(2.02)%		$15,058	0.86%		0.81%		1.03%		1.08%		10.30%
October 31, 2019	$19.22	9.83%		$15,949	0.83%		0.78%		1.09%		1.14%		8.65%
October 31, 2018	$20.24	2.28%		$1,362	0.86%		0.81%		0.82%		0.87%		9.05%
For The Period 3/01/17^- 10/31/17	$21.62	4.65	%(b)	$833	0.85	%(c)	0.80	%(c)	0.56	%(c)	0.61	%(c)	5.85	%(b)
First Eagle Gold Fund Class A
October 31, 2020	$26.28	40.84%		$643,945	1.21%		1.21%		(0.52)%		(0.52)%		3.34%
October 31, 2019	$18.66	42.66%		$386,633	1.29%		1.29%		(0.27)%		(0.27)%		20.01%
October 31, 2018	$13.08	(20.73)%		$294,509	1.29%		1.29%		(0.45)%		(0.45)%		9.43%
October 31, 2017	$16.50	(8.28)%		$451,039	1.26%		1.26%		(0.53)%		(0.53)%		7.90%
October 31, 2016	$17.99	45.55%		$566,708	1.27%		1.27%		(0.65)%		(0.65)%		15.82%
First Eagle Gold Fund Class C
October 31, 2020	$23.92	39.80%		$179,978	1.95%		1.95%		(1.25)%		(1.25)%		3.34%
October 31, 2019	$17.11	41.52%		$115,624	2.05%		2.05%		(1.02)%		(1.02)%		20.01%
October 31, 2018	$12.09	(21.29)%		$111,685	2.05%		2.05%		(1.21)%		(1.21)%		9.43%
October 31, 2017	$15.36	(9.06)%		$166,043	2.04%		2.03%		(1.30)%		(1.30)%		7.90%
October 31, 2016	$16.89	44.36%		$206,225	2.04%		2.04%		(1.42)%		(1.42)%		15.82%
First Eagle Gold Fund Class I
October 31, 2020	$27.13	41.29%		$1,424,181	0.92%		0.92%		(0.25)%		(0.25)%		3.34%
October 31, 2019	$19.22	43.01%		$553,633	0.99%		0.99%		0.01%		0.01%		20.01%
October 31, 2018	$13.44	(20.47)%		$392,310	1.00%		1.00%		(0.15)%		(0.15)%		9.43%
October 31, 2017	$16.90	(8.05)%		$559,784	0.99%		0.99%		(0.25)%		(0.25)%		7.90%
October 31, 2016	$18.38	45.99%		$509,635	0.98%		0.98%		(0.36)%		(0.36)%		15.82%

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the period ended:	Net assets value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Gold Fund Class R3
October 31, 2020	$19.17	(0.12)	7.95	7.83	(0.01)	—	—	(0.01)
October 31, 2019	$13.44	(0.09)	5.82	5.73	—	—	—	—
For The Period 5/01/18^- 10/31/18	$16.35	(0.04)	(2.87)	(2.91)	—	—	—	—
First Eagle Gold Fund Class R4
October 31, 2020	$19.26	(0.08)	8.01	7.93	—	—	—	—
For The Period 7/29/19^- 10/31/19	$18.54	(0.04)	0.76	0.72	—	—	—	—
First Eagle Gold Fund Class R5
October 31, 2020	$19.28	(0.09)	7.99	7.90	(0.02)	—	—	(0.02)
For The Period 7/29/19^- 10/31/19	$18.54	(0.03)	0.77	0.74	—	—	—	—
First Eagle Gold Fund Class R6
October 31, 2020	$19.26	(0.03)	7.99	7.96	(0.03)	—	—	(0.03)
October 31, 2019	$13.46	0.01	5.79	5.80	—	—	—	—
October 31, 2018	$16.91	(0.02)	(3.43)	(3.45)	—	—	—	—
For The Period 3/01/17^- 10/31/17	$17.60	(0.06)	(0.63)	(0.69)	—	—	—	—
First Eagle Global Income Builder Fund Class A
October 31, 2020	$12.15	0.22	(0.64)	(0.42)	(0.22)	(0.04)	—	(0.26)
October 31, 2019	$11.45	0.25	0.70	0.95	(0.25)	—	—	(0.25)
October 31, 2018	$12.05	0.25	(0.56)	(0.31)	(0.23)	—	(0.06)	(0.29)
October 31, 2017	$10.99	0.28	1.07	1.35	(0.29)	—	—	(0.29)
October 31, 2016	$10.73	0.34	0.27	0.61	(0.35)	—	—	(0.35)
First Eagle Global Income Builder Fund Class C
October 31, 2020	$12.11	0.13	(0.63)	(0.50)	(0.13)	(0.04)	—	(0.17)
October 31, 2019	$11.42	0.16	0.69	0.85	(0.16)	—	—	(0.16)
October 31, 2018	$12.02	0.16	(0.56)	(0.40)	(0.14)	—	(0.06)	(0.20)
October 31, 2017	$10.96	0.19	1.07	1.26	(0.20)	—	—	(0.20)
October 31, 2016	$10.71	0.25	0.26	0.51	(0.26)	—	—	(0.26)

First Eagle Funds | Annual Report | October 31, 2020

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net assets value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Gold Fund Class R3
October 31, 2020	$26.99	40.84%		$471	1.25%		1.25%		(0.52)%		(0.52)%		3.34%
October 31, 2019	$19.17	42.63%		$491	1.25%		1.25%		(0.51)%		(0.51)%		20.01%
For The Period 5/01/18^- 10/31/18	$13.44	(17.80	)%(b)	$41	1.32	%(c)	1.32	%(c)	(0.59	)%(c)	(0.59	)%(c)	9.43	%(b)
First Eagle Gold Fund Class R4
October 31, 2020	$27.19	41.17%		$935	1.00%		1.00%		(0.32)%		(0.32)%		3.34%
For The Period 7/29/19^- 10/31/19	$19.26	3.88	%(b)	$10	1.49	%(c)	1.49	%(c)	(0.84	)%(c)	(0.84	)%(c)	20.01	%(b)
First Eagle Gold Fund Class R5
October 31, 2020	$27.16	40.94%		$677	0.98%		0.98%		(0.35)%		(0.35)%		3.34%
For The Period 7/29/19^- 10/31/19	$19.28	3.99	%(b)	$166	0.96	%(c)	0.96	%(c)	(0.65	)%(c)	(0.64	)%(c)	20.01	%(b)
First Eagle Gold Fund Class R6
October 31, 2020	$27.19	41.42%		$209,208	0.85%		0.85%		(0.14)%		(0.14)%		3.34%
October 31, 2019	$19.26	43.09%		$163,259	0.89%		0.89%		0.03%		0.03%		20.01%
October 31, 2018	$13.46	(20.40)%		$74,414	0.91%		0.91%		(0.14)%		(0.14)%		9.43%
For The Period 3/01/17^- 10/31/17	$16.91	(3.92	)%(b)	$15,650	0.90	%(c)	0.91	%(c)	(0.51	)%(c)	(0.51	)%(c)	7.90	%(b)
First Eagle Global Income Builder Fund Class A
October 31, 2020	$11.47	(3.38)%		$359,442	1.19%		1.19%		1.87%		1.87%		28.98%
October 31, 2019	$12.15	8.40%		$392,942	1.18%		1.18%		2.10%		2.10%		25.54%
October 31, 2018	$11.45	(2.64)%		$319,003	1.18%		1.18%		2.11%		2.11%		22.15%
October 31, 2017	$12.05	12.39%		$339,792	1.19%		1.19%		2.43%		2.43%		23.18%
October 31, 2016	$10.99	5.76%		$361,605	1.18%		1.18%		3.16%		3.16%		29.76%
First Eagle Global Income Builder Fund Class C
October 31, 2020	$11.44	(4.15)%		$186,154	1.95%		1.95%		1.11%		1.11%		28.98%
October 31, 2019	$12.11	7.53%		$289,037	1.94%		1.94%		1.36%		1.36%		25.54%
October 31, 2018	$11.42	(3.38)%		$297,716	1.93%		1.93%		1.35%		1.35%		22.15%
October 31, 2017	$12.02	11.58%		$334,473	1.94%		1.94%		1.69%		1.69%		23.18%
October 31, 2016	$10.96	4.87%		$344,660	1.94%		1.94%		2.40%		2.40%		29.76%

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the period ended:	Net assets value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Global Income Builder Fund Class I
October 31, 2020	$12.12	0.25	(0.63)	(0.38)	(0.25)	(0.04)	—	(0.29)
October 31, 2019	$11.43	0.28	0.69	0.97	(0.28)	—	—	(0.28)
October 31, 2018	$12.02	0.28	(0.55)	(0.27)	(0.26)	—	(0.06)	(0.32)
October 31, 2017	$10.96	0.31	1.07	1.38	(0.32)	—	—	(0.32)
October 31, 2016	$10.71	0.36	0.26	0.62	(0.37)	—	—	(0.37)
First Eagle Global Income Builder Fund Class R3
October 31, 2020	$12.12	0.18	(0.62)	(0.44)	(0.19)	(0.04)	—	(0.23)
October 31, 2019	$11.43	0.23	0.69	0.92	(0.23)	—	—	(0.23)
For The Period 5/01/18^- 10/31/18	$11.92	0.13	(0.49)	(0.36)	(0.10)	—	(0.03)	(0.13)
First Eagle Global Income Builder Fund Class R4
October 31, 2020	$12.11	0.21	(0.63)	(0.42)	(0.21)	(0.04)	—	(0.25)
For The Period 7/29/19^- 10/31/19	$12.08	0.04	0.03	0.07	(0.04)	—	—	(0.04)
First Eagle Global Income Builder Fund Class R5
October 31, 2020	$12.11	0.23	(0.64)	(0.41)	(0.22)	(0.04)	—	(0.26)
For The Period 7/29/19^- 10/31/19	$12.08	0.04	0.03	0.07	(0.04)	—	—	(0.04)
First Eagle Global Income Builder Fund Class R6
October 31, 2020	$12.11	0.24	(0.62)	(0.38)	(0.25)	(0.04)	—	(0.29)
October 31, 2019	$11.42	0.27	0.70	0.97	(0.28)	—	—	(0.28)
October 31, 2018	$12.01	0.28	(0.54)	(0.26)	(0.27)	—	(0.06)	(0.33)
For The Period 3/01/17^- 10/31/17	$11.37	0.20	0.67	0.87	(0.23)	—	—	(0.23)
First Eagle High Income Fund Class A (formerly Named First Eagle High Yield Fund)
October 31, 2020	$8.71	0.37	(0.01)	0.36	(0.36)	—	—	(0.36)
October 31, 2019	$8.81	0.41	(0.11)	0.30	(0.40)	—	—	(0.40)
October 31, 2018	$9.03	0.47	(0.24)	0.23	(0.45)	—	—	(0.45)
October 31, 2017	$8.99	0.46	0.04	0.50	(0.45)	—	(0.01)	(0.46)
October 31, 2016	$8.90	0.55	0.12	0.67	(0.54)	—	(0.04)	(0.58)

First Eagle Funds | Annual Report | October 31, 2020

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net assets value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Global Income Builder Fund Class I
October 31, 2020	$11.45	(3.14)%		$630,351	0.94%		0.94%		2.11%		2.11%		28.98%
October 31, 2019	$12.12	8.60%		$793,440	0.93%		0.93%		2.36%		2.36%		25.54%
October 31, 2018	$11.43	(2.31)%		$742,408	0.92%		0.92%		2.38%		2.38%		22.15%
October 31, 2017	$12.02	12.71%		$717,643	0.93%		0.93%		2.68%		2.68%		23.18%
October 31, 2016	$10.96	5.93%		$509,250	0.92%		0.92%		3.39%		3.39%		29.76%
First Eagle Global Income Builder Fund Class R3
October 31, 2020	$11.45	(3.67)%		$50	1.49%		1.49%		1.58%		1.58%		28.98%
October 31, 2019	$12.12	8.12%		$52	1.37%		1.37%		1.92%		1.92%		25.54%
For The Period 5/01/18^- 10/31/18	$11.43	(3.02	)%(b)	$48	1.27	%(c)	1.27	%(c)	2.23	%(c)	2.23	%(c)	22.15	%(b)
First Eagle Global Income Builder Fund Class R4
October 31, 2020	$11.44	(3.51)%		$10	1.25%		1.25%		1.84%		1.84%		28.98%
For The Period 7/29/19^- 10/31/19	$12.11	0.59	%(b)	$10	1.49	%(c)	1.49	%(c)	1.34	%(c)	1.34	%(c)	25.54	%(b)
First Eagle Global Income Builder Fund Class R5
October 31, 2020	$11.44	(3.40)%		$10	1.14%		1.14%		1.94%		1.94%		28.98%
For The Period 7/29/19^- 10/31/19	$12.11	0.62	%(b)	$10	1.38	%(c)	1.38	%(c)	1.45	%(c)	1.45	%(c)	25.54	%(b)
First Eagle Global Income Builder Fund Class R6
October 31, 2020	$11.44	(3.14)%		$15,649	0.90%		0.90%		2.01%		2.01%		28.98%
October 31, 2019	$12.11	8.62%		$1,233	0.93%		0.93%		2.31%		2.31%		25.54%
October 31, 2018	$11.42	(2.27)%		$912	0.88%		0.88%		2.38%		2.38%		22.15%
For The Period 3/01/17^- 10/31/17	$12.01	7.68	%(b)	$965	0.89	%(c)	0.89	%(c)	2.55	%(c)	2.55	%(c)	23.18	%(b)
First Eagle High Income Fund Class A (formerly Named First Eagle High Yield Fund)
October 31, 2020	$8.71	4.39%		$73,112	1.33%		1.23%		4.27%		4.37%		55.38%
October 31, 2019	$8.71	3.54%		$73,567	1.34%		1.24%		4.55%		4.65%		24.19%
October 31, 2018	$8.81	2.56%		$78,360	1.26%		1.19%		5.17%		5.24%		24.82%
October 31, 2017	$9.03	5.71%		$98,548	1.21%		1.16%		5.02%		5.07%		25.77%
October 31, 2016	$8.99	8.24%		$158,102	1.15%		1.20%		6.45%		6.40%		36.88%

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the period ended:	Net assets value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle High Income Fund Class C (formerly Named First Eagle High Yield Fund)
October 31, 2020	$8.70	0.31	(0.01)	0.30	(0.30)	—	—	(0.30)
October 31, 2019	$8.80	0.34	(0.10)	0.24	(0.34)	—	—	(0.34)
October 31, 2018	$9.02	0.40	(0.24)	0.16	(0.38)	—	—	(0.38)
October 31, 2017	$8.98	0.39	0.05	0.44	(0.39)	—	(0.01)	(0.40)
October 31, 2016	$8.89	0.49	0.12	0.61	(0.48)	—	(0.04)	(0.52)
First Eagle High Income Fund Class I (formerly Named First Eagle High Yield Fund)
October 31, 2020	$8.71	0.39	0.00 **	0.39	(0.39)	—	—	(0.39)
October 31, 2019	$8.81	0.43	(0.10)	0.33	(0.43)	—	—	(0.43)
October 31, 2018	$9.04	0.49	(0.25)	0.24	(0.47)	—	—	(0.47)
October 31, 2017	$8.99	0.49	0.05	0.54	(0.48)	—	(0.01)	(0.49)
October 31, 2016	$8.90	0.58	0.12	0.70	(0.57)	—	(0.04)	(0.61)
First Eagle High Income Fund Class R3 (formerly Named First Eagle High Yield Fund)
October 31, 2020	$8.72	0.35	0.00 **	0.35	(0.35)	—	—	(0.35)
October 31, 2019	$8.82	0.40	(0.11)	0.29	(0.39)	—	—	(0.39)
For The Period 5/01/18^- 10/31/18	$8.91	0.23	(0.10)	0.13	(0.22)	—	—	(0.22)
First Eagle High Income Fund Class R4 (formerly Named First Eagle High Yield Fund)
October 31, 2020	$8.72	0.33	(0.01)	0.32	(0.32)	—	—	(0.32)
For The Period 7/29/19^- 10/31/19	$8.78	0.08	(0.06)	0.02	(0.08)	—	—	(0.08)
First Eagle High Income Fund Class R5 (formerly Named First Eagle High Yield Fund)
October 31, 2020	$8.71	0.37	0.00 **	0.37	(0.37)	—	—	(0.37)
For The Period 7/29/19^- 10/31/19	$8.78	0.08	(0.07)	0.01	(0.08)	—	—	(0.08)
First Eagle High Income Fund Class R6 (formerly Named First Eagle High Yield Fund)
October 31, 2020	$8.71	0.39	(0.01)	0.38	(0.38)	—	—	(0.38)
October 31, 2019	$8.82	0.43	(0.11)	0.32	(0.43)	—	—	(0.43)
October 31, 2018	$9.04	0.49	(0.24)	0.25	(0.47)	—	—	(0.47)
For The Period 3/01/17^- 10/31/17	$9.10	0.32	(0.05)	0.27	(0.33)	—	(0.00)**	(0.33)

First Eagle Funds | Annual Report | October 31, 2020

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net assets value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle High Income Fund Class C (formerly Named First Eagle High Yield Fund)
October 31, 2020	$8.70	3.60%		$31,972	2.10%		2.00%		3.53%		3.63%		55.38%
October 31, 2019	$8.70	2.77%		$50,100	2.10%		2.00%		3.83%		3.93%		24.19%
October 31, 2018	$8.80	1.68%		$62,749	2.01%		1.94%		4.43%		4.50%		24.82%
October 31, 2017	$9.02	5.06%		$87,479	1.95%		1.90%		4.30%		4.35%		25.77%
October 31, 2016	$8.98	7.46%		$114,139	1.89%		1.94%		5.74%		5.69%		36.88%
First Eagle High Income Fund Class I (formerly Named First Eagle High Yield Fund)
October 31, 2020	$8.71	4.68%		$126,527	1.04%		0.94%		4.54%		4.64%		55.38%
October 31, 2019	$8.71	3.84%		$144,532	1.05%		0.95%		4.86%		4.96%		24.19%
October 31, 2018	$8.81	2.74%		$184,351	0.97%		0.90%		5.46%		5.53%		24.82%
October 31, 2017	$9.04	6.15%		$278,660	0.91%		0.86%		5.33%		5.38%		25.77%
October 31, 2016	$8.99	8.54%		$315,023	0.86%		0.91%		6.83%		6.78%		36.88%
First Eagle High Income Fund Class R3 (formerly Named First Eagle High Yield Fund)
October 31, 2020	$8.72	4.21%		$453	1.45%		1.35%		4.04%		4.14%		55.38%
October 31, 2019	$8.72	3.44%		$52	1.44%		1.34%		4.44%		4.54%		24.19%
For The Period 5/01/18^- 10/31/18	$8.82	1.41	%(b)	$51	1.36	%(c)	1.27	%(c)	4.99	%(c)	5.08	%(c)	24.82	%(b)
First Eagle High Income Fund Class R4 (formerly Named First Eagle High Yield Fund)
October 31, 2020	$8.72	3.81%		$10	1.84%		1.74%		3.74%		3.84%		55.38%
For The Period 7/29/19^- 10/31/19	$8.72	0.24	%(b)	$10	1.70	%(c)	1.59	%(c)	3.43	%(c)	3.54	%(c)	24.19	%(b)
First Eagle High Income Fund Class R5 (formerly Named First Eagle High Yield Fund)
October 31, 2020	$8.71	4.41%		$10	1.25%		1.15%		4.33%		4.43%		55.38%
For The Period 7/29/19^- 10/31/19	$8.71	0.11	%(b)	$10	1.59	%(c)	1.48	%(c)	3.54	%(c)	3.65	%(c)	24.19	%(b)
First Eagle High Income Fund Class R6 (formerly Named First Eagle High Yield Fund)
October 31, 2020	$8.71	4.64%		$1,033	1.07%		0.97%		4.47%		4.57%		55.38%
October 31, 2019	$8.71	3.75%		$1,907	1.02%		0.92%		4.78%		4.89%		24.19%
October 31, 2018	$8.82	2.80%		$401	1.01%		0.93%		5.36%		5.44%		24.82%
For The Period 3/01/17^- 10/31/17	$9.04	2.99	%(b)	$114	0.92	%(c)	0.87	%(c)	5.29	%(c)	5.34	%(c)	25.77	%(b)
First Eagle Funds | Annual Report | October 31, 2020

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations			Less dividends and distributions
Selected per share data for the period ended:	Net assets value, beginning of year	Net investment income/ loss	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Fund of America Class A
October 31, 2020	$26.45	0.01	(0.38)	(0.37)	(0.01)	(0.23)	—	(0.24)
October 31, 2019	$30.53	0.03	1.50	1.53	—	(5.61)	—	(5.61)
October 31, 2018	$38.18	0.08	(4.15)	(4.07)	—	(3.58)	—	(3.58)
October 31, 2017	$32.93	(0.02)	7.41	7.39	(0.07)	(2.07)	—	(2.14)
October 31, 2016	$35.79	0.14	(1.99)	(1.85)	(0.01)	(1.00)	—	(1.01)
First Eagle Fund of America Class C
October 31, 2020	$19.37	(0.14)	(0.26)	(0.40)	—	(0.23)	—	(0.23)
October 31, 2019	$24.09	(0.12)	1.01	0.89	—	(5.61)	—	(5.61)
October 31, 2018	$31.08	(0.14)	(3.27)	(3.41)	—	(3.58)	—	(3.58)
October 31, 2017	$27.32	(0.23)	6.06	5.83	—	(2.07)	—	(2.07)
October 31, 2016	$30.07	(0.10)	(1.65)	(1.75)	—	(1.00)	—	(1.00)
First Eagle Fund of America Class I
October 31, 2020	$27.54	0.09	(0.37)	(0.28)	(0.12)	(0.23)	—	(0.35)
October 31, 2019	$31.46	0.13	1.56	1.69	—	(5.61)	—	(5.61)
October 31, 2018	$39.15	0.21	(4.30)	(4.09)	(0.02)	(3.58)	—	(3.60)
October 31, 2017	$33.72	0.08	7.59	7.67	(0.17)	(2.07)	—	(2.24)
October 31, 2016	$36.62	0.24	(2.04)	(1.80)	(0.10)	(1.00)	—	(1.10)
First Eagle Fund of America Class R3
October 31, 2020	$27.37	(0.04)	(0.38)	(0.42)	(0.01)	(0.23)	—	(0.24)
October 31, 2019	$31.40	0.02	1.56	1.58	—	(5.61)	—	(5.61)
For The Period 5/01/18^- 10/31/18	$35.19	0.14	(3.93)	(3.79)	—	—	—	—
First Eagle Fund of America Class R4
October 31, 2020	$27.52	0.04	(0.40)	(0.36)	(0.08)	(0.23)	—	(0.31)
For The Period 7/29/19^- 10/31/19	$28.16	(0.02)	(0.62)	(0.64)	—	—	—	—
First Eagle Fund of America Class R5
October 31, 2020	$27.53	0.06	(0.39)	(0.33)	(0.09)	(0.23)	—	(0.32)
For The Period 7/29/19^- 10/31/19	$28.16	(0.01)	(0.62)	(0.63)	—	—	—	—

First Eagle Funds | Annual Report | October 31, 2020

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net assets value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Fund of America Class A
October 31, 2020	$25.84	(1.43)%		$203,581	1.34%		1.28%		(0.04)%		0.02%		97.86%
October 31, 2019	$26.45	7.58%		$273,446	1.38%		1.37%		0.11%		0.13%		26.42%
October 31, 2018	$30.53	(11.84)%		$388,961	1.32%		1.32%		0.23%		0.23%		60.29%
October 31, 2017	$38.18	23.56%		$622,389	1.31%		1.31%		(0.07)%		(0.07)%		57.02%
October 31, 2016	$32.93	(5.30	)%(d)	$865,109	1.32%		1.32%		0.43%		0.43%		55.06%
First Eagle Fund of America Class C
October 31, 2020	$18.74	(2.12)%		$62,901	2.09%		2.03%		(0.79)%		(0.73)%		97.86%
October 31, 2019	$19.37	6.77%		$115,146	2.12%		2.10%		(0.61)%		(0.60)%		26.42%
October 31, 2018	$24.09	(12.48)%		$244,240	2.06%		2.06%		(0.51)%		(0.51)%		60.29%
October 31, 2017	$31.08	22.61%		$401,699	2.06%		2.06%		(0.81)%		(0.81)%		57.02%
October 31, 2016	$27.32	(5.99	)%(d)	$509,568	2.08%		2.08%		(0.35)%		(0.35)%		55.06%
First Eagle Fund of America Class I
October 31, 2020	$26.91	(1.09)%		$167,093	1.01%		0.96%		0.28%		0.33%		97.86%
October 31, 2019	$27.54	7.88%		$384,510	1.05%		1.03%		0.45%		0.46%		26.42%
October 31, 2018	$31.46	(11.53)%		$612,845	1.02%		1.02%		0.58%		0.58%		60.29%
October 31, 2017	$39.15	23.91%		$829,414	1.01%		1.01%		0.22%		0.22%		57.02%
October 31, 2016	$33.72	(5.01	)%(d)	$808,426	1.03%		1.03%		0.71%		0.71%		55.06%
First Eagle Fund of America Class R3
October 31, 2020	$26.71	(1.56)%		$47	1.50%		1.44%		(0.20)%		(0.14)%		97.86%
October 31, 2019	$27.37	7.48%		$48	1.44%		1.42%		0.04%		0.06%		26.42%
For The Period 5/01/18^- 10/31/18	$31.40	(10.74	)%(b)	$45	1.38	%(c)	1.38	%(c)	0.79	%(c)	0.79	%(c)	60.29	%(b)
First Eagle Fund of America Class R4
October 31, 2020	$26.85	(1.35)%		$10	1.36%		1.16%		(0.06)%		0.13%		97.86%
For The Period 7/29/19^- 10/31/19	$27.52	(2.27	)%(b)	$10	1.66	%(c)	1.62	%(c)	(0.25	)%(c)	(0.22	)%(c)	26.42	%(b)
First Eagle Fund of America Class R5
October 31, 2020	$26.88	(1.25)%		$10	1.26%		1.06%		0.04%		0.24%		97.86%
For The Period 7/29/19^- 10/31/19	$27.53	(2.24	)%(b)	$10	1.55	%(c)	1.51	%(c)	(0.14	)%(c)	(0.10	)%(c)	26.42	%(b)

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Funds

Financial Highlights

	Per share operating performance*
		Investment operations				Less dividends and distributions
Selected per share data for the period ended:	Net assets value, beginning of year	Net investment income/ loss		Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Return of capital	Total distributions
First Eagle Fund of America Class R6
October 31, 2020	$27.57	0.07		(0.37)	(0.30)	(0.12)	(0.23)	—	(0.35)
October 31, 2019	$31.46	0.09		1.63	1.72	—	(5.61)	—	(5.61)
October 31, 2018	$39.15	0.65		(4.73)	(4.08)	(0.03)	(3.58)	—	(3.61)
For The Period 3/01/17^- 10/31/17	$35.44	0.02		3.69	3.71	—	—	—	—
First Eagle Fund of America Class Y
October 31, 2020	$27.30	0.00	**	(0.39)	(0.39)	(0.03)	(0.23)	—	(0.26)
October 31, 2019	$31.31	0.04		1.56	1.60	—	(5.61)	—	(5.61)
October 31, 2018	$39.07	0.09		(4.27)	(4.18)	—	(3.58)	—	(3.58)
October 31, 2017	$33.67	(0.03)		7.58	7.55	(0.08)	(2.07)	—	(2.15)
October 31, 2016	$36.56	0.14		(2.03)	(1.89)	(0.00)**	(1.00)	—	(1.00)

^  Commencement of investment operations.

*  Per share amounts have been calculated using the average shares method.

**  Amount represents less than $0.01 per share.

(a)  Does not take into account the sales charge of 5.00% for Class A shares for all Funds, except First Eagle High Income Fund, which has a sales charge of 4.50% and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge. With respect to the First Eagle Global Income Builder Fund and the First Eagle High Income Fund, a contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $250,000 or more without an initial sales charge.

(b)  Not Annualized

(c)  Annualized

(d)  In 2016, the Fund received a voluntary reimbursement by the subadviser for a realized investment loss. By excluding this reimbursement, total returns would have been -5.30%, -6.02%, -5.01% and -5.31% for Class A, Class C, Class I and Class Y, respectively.

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2020

					Ratios/Supplemental data
					Ratios to Average Net Assets of:
Selected per share data for the period ended:	Net assets value, end of period	Total return(a)		Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers		Operating expenses including earnings credits and/or fee waivers		Net investment income excluding earnings credits and/or fee waivers		Net investment income including earnings credits and/or fee waivers		Portfolio turnover rate
First Eagle Fund of America Class R6
October 31, 2020	$26.92	(1.13)%		$5,471	1.00%		0.95%		0.20%		0.26%		97.86%
October 31, 2019	$27.57	8.00%		$2,656	1.00%		0.99%		0.32%		0.32%		26.42%
October 31, 2018	$31.46	(11.53)%		$4,362	0.98%		0.98%		1.85%		1.86%		60.29%
For The Period 3/01/17^- 10/31/17	$39.15	10.47	%(b)	$397	1.00	%(c)	1.00	%(c)	0.09	%(c)	0.09	%(c)	57.02	%(b)
First Eagle Fund of America Class Y
October 31, 2020	$26.65	(1.46)%		$111,405	1.36%		1.30%		(0.06)%		(0.01)%		97.86%
October 31, 2019	$27.30	7.62%		$247,674	1.35%		1.33%		0.13%		0.15%		26.42%
October 31, 2018	$31.31	(11.85)%		$280,977	1.33%		1.33%		0.26%		0.26%		60.29%
October 31, 2017	$39.07	23.54%		$397,293	1.31%		1.31%		(0.09)%		(0.09)%		57.02%
October 31, 2016	$33.67	(5.28	)%(d)	$385,995	1.33%		1.33%		0.40%		0.40%		55.06%

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of seven separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund (formerly named First Eagle High Yield Fund) and First Eagle Fund of America (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust. The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in domestic equity and debt securities. The First Eagle Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. The First Eagle Global Income Builder Fund seeks current income generation and long-term growth of capital. The First Eagle High Income Fund seeks to provide investors with a high level of current income. The First Eagle Fund of America seeks capital appreciation and current income by investing primarily in domestic stocks and, to a lesser extent, in debt and foreign equity securities.

The Funds offer seven share classes, Class A shares, Class C shares, Class I shares, Class R3 shares, Class R4 shares, Class R5 shares and Class R6 shares. Additionally, First Eagle Fund of America also offers Class Y shares.

Class Y shares on First Eagle Fund of America are closed to new investors, subject to certain limited exceptions. Additional information can be found in the Fund's prospectus.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"), manages the Funds. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership ("BCP CC Holdings"). BCP CC Holdings GP L.L.C., a Delaware limited liability company ("BCP CC Holdings GP"), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. ("BCP VI") and Corsair IV Financial Services Capital Partners L.P. ("Corsair IV"). BCP VI and Corsair IV are indirectly controlled by The Blackstone Group, Inc. ("Blackstone") and Corsair Capital LLC ("Corsair"), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

The following is a summary of significant accounting policies that are adhered to by the Funds. The Funds are investment companies and, accordingly, follow the investment company

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investments in Subsidiaries — The First Eagle Global Fund (the "Global Fund"), First Eagle Overseas Fund (the "Overseas Fund"), First Eagle U.S. Value Fund (the "U.S. Value Fund"), and First Eagle Gold Fund (the "Gold Fund") may invest in certain precious metals through their investment in the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively, each a wholly owned subsidiary (each referred to herein as a "Subsidiary" or collectively "the Subsidiaries"). Each Fund may invest up to 25% of its total assets in shares of its respective Subsidiary. Each Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of its respective Fund. Substantially all of each Subsidiary's assets represent physical gold bullion, and First Eagle Gold Cayman Fund, Ltd. also holds physical silver. Trading in bullion directly by the Funds presents the risk of tax consequences (e.g., a change in the Funds' tax status subjecting the Funds to be taxed at the Fund level on all of their income if the Funds' "non-qualifying income" exceeds 10% of the Funds' gross income in any taxable year). Trading in bullion by the Subsidiaries generally does not present the same tax risks.

The First Eagle Global Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the First Eagle Global Fund and the First Eagle Global Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2020, the First Eagle Global Cayman Fund, Ltd. has $ 4,777,855,727 in net assets, representing 11.55% of the Global Fund's net assets.

The First Eagle Overseas Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the First Eagle Overseas Fund and the First Eagle Overseas Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2020, the First Eagle Overseas Cayman Fund, Ltd. has $1,195,899,226 in net assets, representing 9.49% of the Overseas Fund's net assets.

The First Eagle U.S. Value Cayman Fund, Ltd., established on January 24, 2012, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the First Eagle U.S. Value Fund and the First Eagle U.S. Value Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2020, the First Eagle U.S. Value Cayman Fund, Ltd. has $160,261,489 in net assets, representing 14.46% of the U.S. Value Fund's net assets.

The First Eagle Gold Cayman Fund, Ltd., established on May 28, 2010, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the First Eagle Gold Fund and the First Eagle Gold Cayman Fund, Ltd. All

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

intercompany transactions and balances have been eliminated. As of October 31, 2020, the First Eagle Gold Cayman Fund, Ltd. has $581,147,055 in net assets, representing 23.63% of the Gold Fund's net assets.

b)  Investment Valuation — Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser's Valuation Committee, at least annually, will review the pricing service's inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

The spot exchange rates, as provided by an independent price source as of the close of the NYSE, are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding or have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund's NAV is calculated, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in the U.S. markets. The Funds have implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds than relying solely on reported market values.

The Funds adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Funds as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Funds shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation and Liquidity Committee (the "Committee") to oversee the execution of the valuation and liquidity procedures for the Funds.

The following is a summary of the Funds' inputs used to value the Funds' investments as of October 31, 2020:

First Eagle Global Fund

Description	Level 1	Level 2	Level 3‡		Total
Assets:†
Common Stocks	$19,385,926,429	$13,390,512,657 (a)	$—		$32,776,439,086
Corporate Bond	—	—	5,549,005	(b)	5,549,005
Commodities*	—	5,349,985,204	—		5,349,985,204
Foreign Government Securities	—	596,812,784	—		596,812,784
Short-Term Investments	48,650	2,642,926,378	—		2,642,975,028
Forward Foreign Currency Exchange Contracts**	—	3,856,007	—		3,856,007
Total	$19,385,975,079	$21,984,093,030	$5,549,005		$41,375,617,114
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(1,691,117)	$—		$(1,691,117)
Total	$—	$(1,691,117)	$—		$(1,691,117)

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1 (b).

†  See Consolidated Schedule of Investments for additional detailed categorizations.

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

First Eagle Global Fund (continued)

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

Fair Value Level 3 activity for the year ended October 31, 2020 was as follows:

	Corporate Bonds	Foreign Government Securities		Total Value
Beginning Balance — market value	$5,494,335	$—	^	$5,494,335
Purchases(1)	—	—		—
Sales(2)	—	—	^	—
Transfer In — Level 3	—	—		—
Transfer Out — Level 3	—	—		—
Accrued discounts/(premiums)	39,963	—		39,963
Realized Gains (Losses)	—	—		—
Change in Unrealized Appreciation (Depreciation)	14,707	—		14,707
Ending Balance — market value	$5,549,005	$—		$5,549,005
Change in unrealized gains or (losses) relating to assets still held at reporting date	$14,707	$—		$14,707

^  Fair value represents zero.

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

First Eagle Overseas Fund

Description	Level 1	Level 2	Level 3‡	Total
Assets:†
Common Stocks	$1,643,236,109	$7,527,134,945 (a)	$8,129,690	$9,178,500,744
Commodities*	—	1,570,543,611	—	1,570,543,611
Foreign Government Securities	—	316,253,085	—	316,253,085
Short-Term Investments	51,116	1,497,291,884	—	1,497,343,000
Forward Foreign Currency Exchange Contracts**	—	1,975,405	—	1,975,405
Total	$1,643,287,225	$10,913,198,930	$8,129,690	$12,564,615,845
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(868,255)	$—	$(868,255)
Total	$—	$(868,255)	$—	$(868,255)

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

Fair Value Level 3 activity for the year ended October 31, 2020 was as follows:

Common Stocks
Beginning Balance — market value	$19,770,997
Purchases(1)	—
Sales(2)	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued discounts/(premiums)	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	(11,641,307)
Ending Balance — market value	$8,129,690
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(11,641,307)

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

First Eagle Overseas Fund (continued)

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at October 31, 2020	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)		Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(a)
Common Stocks	$8,129,690	Market Comparable Companies	Enterprise Value Multiple	-8.04 12.92x (4.92x)	x -	Increase
Total	$8,129,690

(a)  This column represents the direction change in the fair value of Level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower gain value determination.

First Eagle U.S. Value Fund

Description	Level 1	Level 2		Level 3‡		Total
Assets:†
Common Stocks	$890,636,733	$6,653,312	(a)	$—		$897,290,045
Corporate Bonds	—	18,552,010		609,000	(b)	19,161,010
Commodities*	—	160,265,606		—		160,265,606
Master Limited Partnerships	8,717,262	—		—		8,717,262
Short-Term Investments	20,169	24,721,304		—		24,741,473
Total	$899,374,164	$210,192,232		$609,000		$1,110,175,396

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1 (b).

†  See Consolidated Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2020 was as follows:

First Eagle U.S. Value Fund (continued)

Corporate Bonds
Beginning Balance — market value	$603,000
Purchases(1)	—
Sales(2)	—
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued discounts/(premiums)	4,588
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	1,412
Ending Balance — market value	$609,000
Change in unrealized gains or (losses) relating to assets still held at reporting date	$1,412

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Gold Fund

Description	Level 1	Level 2		Level 3	Total
Assets:†
Common Stocks	$1,397,413,880	$168,038,513	(a)	$—	$1,565,452,393
Commodities*	—	581,174,797		—	581,174,797
Rights	4,921,680	—		—	4,921,680
Short-Term Investments	20,161	333,142,191		—	333,162,352
Total	$1,402,355,721	$1,082,355,501		$—	$2,484,711,222

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.

†  See Consolidated Schedule of Investments for additional detailed categorizations.

*  Represents gold and silver bullion.

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2020 was as follows:

First Eagle Gold Fund (continued)

Rights
Beginning Balance — market value	$2,027,354
Purchases(1)	—
Sales(2)	—
Transfer In — Level 3	—
Transfer Out — Level 3	(2,027,354	)(a)
Accrued discounts/(premiums)	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	—
Ending Balance — market value	$—
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—

(a)  Transfers from Level 3 to Level 1 are due to an increase in market activity, e.g., frequency of trades, which resulted in an increase in available market inputs to determine the price.

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

First Eagle Global Income Builder Fund

Description	Level 1	Level 2		Level 3‡		Total
Assets:†
Common Stocks	$287,110,523	$411,694,166	(a)	$—		$698,804,689
Corporate Bonds	—	196,979,110		—		196,979,110
Closed End Funds	—	9,771,634	(a)	—		9,771,634
Commodities*	—	108,529,276		—		108,529,276
Foreign Government Securities	—	5,248,387		—		5,248,387
Loan Assignments	—	—		3,763,237	(b)	3,763,237
Master Limited Partnerships	10,250,964	—		—		10,250,964
Preferred Stocks	14,871,912	—		—		14,871,912
Short-Term Investments	4,349	44,368,231		—		44,372,580
U.S. Treasury Obligations	—	92,120,102		—		92,120,102
Forward Foreign Currency Exchange Contracts**	—	126,656		—		126,656
Total	$312,237,748	$868,837,562		$3,763,237		$1,184,838,547
Liabilities:
Written Options (Sold Short)	$(687,006)	$—		$—		$(687,006)
Forward Foreign Currency Exchange Contracts**	—	(20,339)		—		(20,339)
Total	$(687,006)	$(20,339)		$—		$(707,345)

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(b) for additional details.

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1 (b).

†  See Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2020 was as follows:

First Eagle Global Income Builder Fund (continued)

Loan Assignments
Beginning Balance — market value	$13,929,307
Purchases(1)	44,430
Sales(2)	(11,081,135)
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued discounts/(premiums)	(20,307)
Realized Gains (Losses)	283,547
Change in Unrealized Appreciation (Depreciation)	607,395
Ending Balance — market value	$3,763,237
Change in unrealized gains or (losses) relating to assets still held at reporting date	$280,443

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

First Eagle High Income Fund (formerly named First Eagle High Yield Fund)

Description	Level 1	Level 2	Level 3‡		Total
Assets:†
Common Stocks	$—	$—	$16,460,676		$16,460,676
Corporate Bonds	—	183,851,202	—		183,851,202
Loan Assignments	—	1,875,789	4,692,435	(a)	6,568,224
Short-Term Investments	858,286	20,362,648	—		21,220,934
Forward Foreign Currency Exchange Contracts**	—	858	—		858
Total	$858,286	$206,090,497	$21,153,111		$228,101,894

(a)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1 (b).

†  See Schedule of Investments for additional detailed categorizations.

‡  Value determined using significant unobservable inputs.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

Fair Value Level 3 activity for the year ended October 31, 2020 was as follows:

First Eagle High Income Fund (formerly named First Eagle High Yield Fund) (continued)

	Common Stocks	Loan Assignments	Total Value
Beginning Balance — market value	$8,853,633	$10,406,958	$19,260,591
Purchases(1)	—	122,054	122,054
Sales(2)	(1,477,970)	(6,361,594)	(7,839,564)
Transfer In — Level 3	—	—	—
Transfer Out — Level 3	—	—	—
Accrued discounts/(premiums)	—	(116,838)	(116,838)
Realized Gains (Losses)	673,298	166,168	839,466
Change in Unrealized Appreciation (Depreciation)	8,411,715	475,687	8,887,402
Ending Balance — market value	$16,460,676	$4,692,435	$21,153,111
Change in unrealized gains or (losses) relating to assets still held at reporting date	$8,411,715	$317,064	$8,728,779

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at October 31, 2020	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)		Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(a)
Common Stocks	$16,460,676	Market Transaction	Price of Recent Transaction	$61.00		Increase
		Third-party vendor pricing service	Indicative Broker Quotes (Mid)	$67.50		Increase
		Market Comparable Companies	Enterprise Value Multiple	4.82 6.85x (5.93x)	x -	Increase
Total	$16,460,676

(a)  This column represents the direction change in the fair value of Level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower gain value determination.

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

First Eagle Fund of America

Description	Level 1	Level 2		Level 3	Total
Assets:†
Common Stocks	$480,512,854	$68,230,263	(a)	$—	$548,743,117
Options Purchased	2,984,980	—		—	2,984,980
Short-Term Investments	638	2,577,956		—	2,578,594
Total	$483,498,472	$70,808,219		$—	$554,306,691
Liabilities:
Written Options (Sold Short)	$(2,816,272)	$—		$—	$(2,816,272)
Total	$(2,816,272)	$—		$—	$(2,816,272)

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1 (b) for additional details.

†  See Schedule of Investments for additional detailed categorizations.

c)  Investment Transactions and Income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. The Funds may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which a Fund invests. Investment income is recorded net of foreign withholding taxes. Foreign taxes are accrued based on gains realized by a Fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

d)  Expenses — Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds may be allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Variable Funds, an affiliated fund group, and certain other funds also managed by the Adviser. Generally, expenses that do not pertain specifically to a Fund are allocated to each Fund based upon the percentage the net assets a Fund bears to the total net assets of all the Funds that share the expense. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

e)  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

f)  Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, each Fund may enter into forward foreign currency exchange contracts. The First Eagle Global Fund, First Eagle Overseas Fund, First Eagle Global Income Builder Fund and First Eagle High Income Fund enter into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Funds' currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Funds invest in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

Fund's portfolio. For the year ended October 31, 2020, the average monthly outstanding currency purchased or sold in U.S. dollars for forward foreign currency exchange contracts held by the Funds were as follows:

	First Eagle Global Fund	First Eagle Overseas Fund	First Eagle Global Income Builder Fund	First Eagle High Income Fund
Forward Foreign Currency Exchange Contracts:
Average Settlement Value — Purchased	$287,205,085	$137,513,793	$6,748,707	$4,263,311
Average Settlement Value — Sold	1,309,504,741	631,065,846	34,034,415	2,193,977

A fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Funds mitigate counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter ("OTC") derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Funds may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Collateral received by the Funds is held in a segregated account at the Funds' custodian bank. These amounts are not reflected on the Funds' Statements of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Asset and Liabilities.

At October 31, 2020, the Funds had the following forward foreign currency exchange contracts grouped into appropriate risk categories illustrated below:

First Eagle Global Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$3,856,007	$1,691,117	$21,132,000	$8,748,469

First Eagle Overseas Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$1,975,405	$868,255	$11,429,215	$2,231,823

First Eagle Global Income Builder Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$126,656	$20,339	$233,311	$545,687

First Eagle High Income Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$858	$—	$(4,736)	$5,594

(1)  Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

(2)  Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

(3)  Statement of Operations location: Net realized gains (losses) from settlement of forward foreign currency exchange contracts.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) of forward foreign currency exchange contracts.

The following tables present each Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by each fund as of October 31, 2020:

First Eagle Global Fund

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Goldman Sachs	$690,200	$(254,508)	$(400,000)	$35,692
JPMorgan Chase Bank	3,165,807	(1,436,609)	(1,729,198)	—
	$3,856,007	$(1,691,117)	$(2,129,198)	$35,692
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
Goldman Sachs	$254,508	$(254,508)	$—	$—
JPMorgan Chase Bank	1,436,609	(1,436,609)	—	—
	$1,691,117	$(1,691,117)	$—	$—

First Eagle Overseas Fund

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Goldman Sachs	$363,630	$(107,509)	$(220,000)	$36,121
JPMorgan Chase Bank	1,611,775	(760,746)	(850,000)	1,029
	$1,975,405	$(868,255)	$(1,070,000)	$37,150

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
Goldman Sachs	$107,509	$(107,509)	$—	$—
JPMorgan Chase Bank	760,746	(760,746)	—	—
	$868,255	$(868,255)	$—	$—

First Eagle Global Income Builder Fund

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Goldman Sachs	$28,307	$(5,776)	$—	$22,531
JPMorgan Chase Bank	98,349	(14,563)	—	83,786
	$126,656	$(20,339)	$—	$106,317
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
Goldman Sachs	$5,776	$(5,776)	$—	$—
JPMorgan Chase Bank	14,563	(14,563)	—	—
	$20,339	$(20,339)	$—	$—

First Eagle High Income Fund

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
JPMorgan Chase Bank	$858	$—	$—	$858

*The actual collateral received/pledged may be more than the amount reported due to over collateralization.

g)  Options — In order to seek to produce incremental earnings or protect against declines in the value of portfolio securities, each Fund may write "covered" call options on portfolio securities. The Funds may also use options for speculative purposes, although they generally do not employ options for this purpose.

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

Options contracts are valued daily based upon the official closing price on the relevant exchange on which the option is traded. If there is no official closing price, the mean between the last bid and asked prices may be used. When an option is exercised, the proceeds on the sale of a written call option are adjusted by the amount of premium received or paid. When a written option expires, the Funds will realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

A Fund may be required to segregate or earmark assets to cover its obligations under option contracts. In general, a call option is covered if the Funds hold, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Funds in cash, Treasury bills or other high grade short-term obligations earmarked with its custodian). One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the Funds in the case of a call option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Funds, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This "opportunity cost" may be partially or wholly offset by the premium received for the covered call written by the Funds. The risk in writing a covered call option is that the Funds give up the opportunity for profit if the market price of the underlying security increases and the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The Funds may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

As of October 31, 2020, portfolio securities valued at $ 67,305,841 and $ 93,433,611 were earmarked to cover collateral requirements for written options for First Eagle Global Income Builder Fund and First Eagle Fund of America, respectively.

For the year ended October 31, 2020, the average monthly number of contracts outstanding for written options and purchased options held by the Funds were as follows:

	First Eagle Global Income Builder Fund	First Eagle Fund of America
Options Contracts:
Average Number of Contracts — Purchased	—	9,927
Average Number of Contracts — Written	9,384	49,692

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

At October 31, 2020, the Funds had the following options grouped into appropriate risk categories illustrated below:

First Eagle Global Income Builder Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Equity — Written options	$—	$687,006	$844,494	$365,603

First Eagle Fund of America

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Equity — Written options	$—	$2,816,272	$(25,820,241)	$1,036,420
Equity — Purchased options	2,984,980	—	(938,737)	3,298,021

(1)  Statements of Assets and Liabilities location: Investments in securities of unaffiliated issuers.

(2)  Statements of Assets and Liabilities location: Option contracts written, at value.

(3)  Statements of Operations location: Net realized gains (losses) from expiration or closing of option contracts written and transactions in investment securities of unaffiliated issuers.

(4)  Statements of Operations location: Changes in unrealized appreciation (depreciation) of option contracts written and investment securities of unaffiliated issuers.

h)  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the Adviser's credit guidelines. Each repurchase agreement is valued at market. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

i)  Bank Loans — A Fund may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the "Borrower") in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors").

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any intermediary between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, selling participant or Intermediate Participants becomes insolvent or enters into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

j)  Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. TIPS are subject to interest rate risk.

k)  Restricted Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Schedule of Investments.

l)  United States Income Taxes — No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to the regulated investment company. The Funds declare and pay such income and capital gains on an annual basis except for the First Eagle High Income Fund and the First Eagle Global Income Builder Fund which declare income daily and pay monthly.

The Funds adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

At October 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized Appreciation	Capital Loss Carryforward
	Income	Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Global Fund	$346,390,889	$704,349,783	$8,895,172,371	$—	$—
First Eagle Overseas Fund	45,662,819	—	2,098,836,596	—	—
First Eagle U.S. Value Fund	11,465,394	7,769,079	356,485,327	—	—
First Eagle Gold Fund	31,722,657	—	831,111,988	21,208,375	626,297,298
First Eagle Global Income Builder Fund	1,464,245	13,112,971	1,937,861	—	—
First Eagle High Income Fund	773,467	—	9,830,696	6,174,351	120,616,950
First Eagle Fund of America	44,223,634	49,479,114	38,231,240	—	—

The components of distributable earnings' differences between book basis and tax basis are primarily due to the treatment of passive foreign investment companies, distributions from real estate investment trusts, the treatment of forward foreign currencies contracts, investment in grantor trusts, straddle loss deferral, foreign repatriated earnings for First Eagle Overseas Fund, investment in partnerships, global intangible low-taxed income from investment in certain foreign corporations for First Eagle Overseas Fund, wash sales and amortization on certain callable bond investments for First Eagle Global Income Builder and First Eagle High Income Fund.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. For the current year, the First Eagle Gold Fund generated $456,675 in short term capital loss carryforward and utilized $7,755,500 in long term capital loss carryforward. The First Eagle High Income Fund generated $776,080 in short term capital loss carryforward and $11,232,973 in long term capital loss carryforward.

Late year ordinary losses incurred after December 31st and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended October 31, 2020, First Eagle Fund of America had late year ordinary loss deferrals of $183,934.

m)  Reclassification of Capital Accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

regulations versus GAAP, a reclassification has been made on the Statements of Assets and Liabilities to increase (decrease) distributable earnings and capital surplus for the Funds as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Global Fund	$106,256,514	$(331,478,116)	$225,221,602
First Eagle Overseas Fund	32,386,243	(45,654,015)	13,267,772
First Eagle U.S. Value Fund	3,643,135	(16,136,683)	12,493,548
First Eagle Gold Fund	7,619,544	(7,619,544)	—
First Eagle Global Income Builder Fund	(499,457)	(2,343,694)	2,843,151
First Eagle High Income Fund	(124,131)	132,805	(8,674)
First Eagle Fund of America	(49,864)	(7,859,020)	7,908,884

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, distributions paid in connection with the redemption of Fund shares, investments in passive foreign investment companies, global intangible low-taxed income from investment in certain foreign corporations for First Eagle Overseas Fund, differing book and tax treatment of the amortization premium on certain callable bonds for First Eagle Global Income Builder and First Eagle High Income Fund and differing book and tax treatment of transactions with the Subsidiary.

At the year ended October 31, 2020, the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle Gold Cayman Fund Ltd., and First Eagle U.S. Value Cayman Fund, Ltd. had unrealized gains for tax purposes. Any unrealized losses to be recognized for tax purposes in the future can only be utilized by the Funds to the extent of tax basis realized gains in the Subsidiaries in the same year. Given the uncertainty of their future use, tax losses have been reclassified to Capital surplus.

n)  Distribution to Shareholders — Distributions to shareholders during the fiscal year ended October 31, 2020, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

	Ordinary Income		Long Term Capital Gains
	2020	2019	2020	2019
First Eagle Global Fund	$645,594,562	$449,664,366	$2,069,440,466	$2,442,285,427
First Eagle Overseas Fund	303,983,624	216,636,914	454,096,190	207,869,433
First Eagle U.S. Value Fund	12,917,870	11,593,975	110,206,262	225,086,692
First Eagle Gold Fund	804,469	—	—	—
First Eagle Global Income Builder Fund	24,841,929	31,173,836	4,761,184	—
First Eagle High Income Fund	10,013,007	13,863,874	—	—
First Eagle Fund of America	1,968,239	33,687,783	8,870,926	231,190,667

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

o)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

p)  Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

q)  Redemption Fee — A redemption fee of 2% was applied to the First Eagle Gold Fund for the sale or exchange within 60 days of the purchase of such shares. Effective May 1, 2020, shareholders of the First Eagle Gold Fund are no longer subject to a redemption fee.

r)  Foreign Taxes — The Funds may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement"), an annual advisory fee as follows:

Fund	Management Fee (% of Average Daily Net Assets)
First Eagle Global Fund	0.75%
First Eagle Overseas Fund	0.75
First Eagle U.S. Value Fund	0.75	(1)
First Eagle Gold Fund	0.75
First Eagle Global Income Builder Fund	0.75
First Eagle High Income Fund	0.70	(2)
First Eagle Fund of America	0.50	(3)

(1)  The Adviser has agreed to waive First Eagle U.S. Value Fund's management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund's net assets for the period through February 28, 2021. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.75% to 0.70%.

(2)  The Adviser has agreed to waive First Eagle High Income Fund's management fee at an annual rate in the amount of 0.10% of the average daily value of the Fund's net assets for the period through February 28, 2021. This waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.70% to 0.60%.

(3)  Through August 14, 2020, the Adviser received an annual advisory fee at the rate of 0.90% of the first $2.25 billion of the Fund's average daily net assets, 0.85% of the next $2.75 billion of the average daily net assets and 0.80% in excess of $5 billion of the average daily net assets. The Adviser

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

agreed to waive First Eagle Fund of America's management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund's first $2.25 billion which had the effect of reducing the management fee shown in the table for the term of the waiver from 0.90% to 0.85%.

Effective August 15, 2020, the Adviser has agreed to receive an annual advisory fee at the rate of 0.50% of the Fund's average daily net assets.

Prior to August 15, 2020, Iridian Asset Management LLC ("Iridian" or "Sub-Adviser") managed the investments of the First Eagle Fund of America pursuant to a sub-advisory agreement (the "Subadvisory Agreement"). The fees paid to Iridian by the Adviser under the Subadvisory Agreement were based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund. The Subadvisory Agreement was terminated on July 20, 2020 with an effective date as of the close of business August 14, 2020.

Effective August 15, 2020, the Adviser has contractually agreed to waive and/or reimburse certain fees and expenses of Classes A, C, Y, I, R3, R4, R5 and R6 for First Eagle Fund of America so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of each class are limited to 0.90%, 1.65%, 0.90%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of average net assets, respectively. Each of these undertakings lasts until February 28, 2022 and may not be terminated during its term without the consent of the Board of Trustees. First Eagle Fund of America has agreed that each of Classes A, C, Y, I, R3, R4, R5 and R6 will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed either: (1) 0.90%, 1.65%, 0.90%, 0.65%, 1.00%, 0.75%, 0.65% and 0.65% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with the Adviser, the Funds (except for First Eagle Global Income Builder Fund and First Eagle High Income Fund which pay the fee described in the next paragraphs) reimburse the Adviser for costs (including personnel and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of a Fund's average daily net assets.

Pursuant to Administrative Services Agreements between each of First Eagle Global Income Builder Fund and First Eagle High Income Fund, and the Adviser, each pay the Adviser a monthly administration fee that is accrued daily at an annual rate of 0.05% of the Fund's average daily net assets.

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

For the year ended October 31, 2020, the Funds paid/reimbursed and had payable to the Adviser amounts shown below:

Fund	Reimbursed to Adviser	Payable to Adviser
First Eagle Global Fund	$3,406,436	$337,125
First Eagle Overseas Fund	1,156,376	110,149
First Eagle U.S. Value Fund	371,721	32,695
First Eagle Gold Fund	366,598	40,466
First Eagle Global Income Builder Fund	780,931	52,199
First Eagle High Income Fund	136,160	9,781
First Eagle Fund of America	255,446	15,612

The Funds have entered into a custody agreement with J.P. Morgan Chase Bank, N.A. ("JPM"). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPM serves as custodian of the Funds' portfolio securities and other assets. JPM has directly entered into sub-custodial agreements to maintain the custody of gold and silver bullion in the Funds. Under the terms of the custody agreement between the Funds and JPM, JPM maintains and deposits in separate accounts, cash, securities and other assets of the Funds. JPM is also required, upon the order of the Funds, to deliver securities held by JPM and the sub-custodian, and to make payments for securities purchased by the Funds. JPM has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Funds have also entered into an agreement for administrative services with JPM, pursuant to which JPM provides certain financial reporting and other administrative services. JPM, as the Funds' administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

FEF Distributors, LLC, a wholly owned subsidiary of the Adviser, serves as the Funds' principal underwriter. For the year ended October 31, 2020, FEF Distributors, LLC realized $349,830, $25,275, $12,048, $129,584, $14,822, $4,360 and $5,255, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund and First Eagle Fund of America, respectively.

The Trust adopted a Trustee Deferred Compensation Plan (the "Plan"), which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan. As of October 31, 2020, balances to the Plan are included in the fees payable to the Trustees on the Statements of Assets and Liabilities.

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund and First Eagle Fund of America pay the Distributor monthly a distribution and/or service fee with respect to Class A, Class C, Class Y, Class R3 and Class R4 shares based on each Fund's average daily net assets as shown in the table below. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for, among other things, payments to qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

Fund	Class A	Class C	Class Y	Class R3	Class R4
First Eagle Global Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle Overseas Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle U.S. Value Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle Gold Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle Global Income Builder Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle High Income Fund	0.25%	1.00%	n/a	0.35%	0.10%
First Eagle Fund of America	0.25%	1.00%	0.25%	0.35%	0.10%

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the year ended October 31, 2020, the distribution fees incurred by the Funds are disclosed in the Statements of Operations.

The Service fee covers expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the year ended October 31, 2020, the services fees incurred by the Funds are disclosed in the Statements of Operations.

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

Note 4 — Purchases and Sales of Securities

For the year ended October 31, 2020, purchases and proceeds from sales of investments, excluding short-term securities, were as follows:

Fund	Purchases excluding U.S. Government Securities	Sales and Maturities excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales and Maturities of U.S. Government Securities
First Eagle Global Fund	$4,360,064,415	$7,428,088,460	$—	$—
First Eagle Overseas Fund	1,478,258,787	1,896,430,323	—	—
First Eagle U.S. Value Fund	120,039,969	314,809,613	—	—
First Eagle Gold Fund	524,678,085	51,555,957	—	—
First Eagle Global Income Builder Fund	274,868,045	361,001,016	81,317,920	64,315,770
First Eagle High Income Fund	115,676,741	145,563,924	—	—
First Eagle Fund of America	732,198,669	1,113,277,035	—	—

Note 5 — Line of Credit

On June 15, 2020, the Funds renewed a $200 million committed, unsecured line of credit ("Credit Facility") with JPM for the First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, each Fund has agreed to pay an upfront fee and annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Funds. A portion of the upfront fee and commitment fees related to the Credit Facility are paid by the Funds and are included in other expenses in the Statements of Operations. During the period, the Funds had no borrowings under the agreement.

Note 6 — Indemnification and Investment Risk

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

An outbreak of disease caused by a novel coronavirus (also known as "COVID-19") has developed into a global pandemic and resulted in, among other things, closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, has affected and may continue to affect the economies of many nations, individual companies and the global markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time.

The First Eagle High Income Fund and First Eagle Global Income Builder Fund invest in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds enter into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statements of Assets and Liabilities.

Note 7 — Redemption In-Kind Transactions

The redemption in-kind policy for all of the Funds reserves the right of the Funds to pay redemptions in-kind (i.e., payments in the form of marketable securities or, as needed, other traded assets, rather than cash) if the redemption request is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). When receiving assets distributed in-kind, the recipient will bear applicable commissions or other costs on their sale. There were no redemptions in-kind during the year ended October 31, 2020.

Note 8 — New Accounting Pronouncements and Regulations

In March 2020, the FASB issued ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate ("LIBOR") and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 ("ASU 2017-08"), "Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities." ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Funds have adopted and

First Eagle Funds | Annual Report | October 31, 2020

Notes to Financial Statements

applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of November 1, 2019, the amortized cost basis of investments was reduced and unrealized appreciation of investments was increased by the following:

First Eagle Global Income Builder Fund	$100,593
First Eagle High Income Fund	232,610

The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

Note 9 — Subsequent Events

Effective December 17, 2020, the Adviser has agreed to extend the existing waivers on First Eagle U.S. Value Fund and First Eagle High Income Fund through February 28, 2022. The waiver has the effect of reducing the management fee for the term of the waiver from 0.75% to 0.70% and 0.70% to 0.60%, respectively.

First Eagle Funds | Annual Report | October 31, 2020

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of First Eagle Funds and Shareholders of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund and First Eagle Fund of America

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Income Fund (formerly known as First Eagle High Yield Fund) and First Eagle Fund of America (constituting the First Eagle Funds, hereafter collectively referred to as the "Funds") as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

New York, New York
December 23, 2020

We have served as the auditor of one or more investment companies advised by First Eagle Investment Management, LLC since 2006.

First Eagle Funds | Annual Report | October 31, 2020

Fund Expenses (unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2020 and held for the six-months ended October 31, 2020.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Funds | Annual Report | October 31, 2020

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 10/31/20	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Global Fund*
Class A	8.16%	$1,000	$1,081.60	1.12%	$5.86
Class C	7.75	1,000	1,077.50	1.87	9.77
Class I	8.29	1,000	1,082.90	0.86	4.50
Class R3	8.07	1,000	1,080.70	1.26	6.59
Class R4	8.21	1,000	1,082.10	0.98	5.13
Class R5	7.01	1,000	1,070.10	3.21	16.70
Class R6	8.32	1,000	1,083.20	0.79	4.14
First Eagle Overseas Fund*
Class A	7.14	1,000	1,071.40	1.15	5.99
Class C	6.75	1,000	1,067.50	1.87	9.72
Class I	7.30	1,000	1,073.00	0.87	4.53
Class R3	7.03	1,000	1,070.30	1.36	7.08
Class R4	7.26	1,000	1,072.60	0.90	4.69
Class R5	6.99	1,000	1,069.90	1.42	7.39
Class R6	7.34	1,000	1,073.40	0.80	4.17
First Eagle U.S. Value Fund*
Class A	8.30	1,000	1,083.00	1.13	5.92
Class C	7.86	1,000	1,078.60	1.88	9.82
Class I	8.39	1,000	1,083.90	0.84	4.40
Class R3	8.15	1,000	1,081.50	1.36	7.12
Class R4	8.15	1,000	1,081.50	1.34	7.01
Class R5	8.27	1,000	1,082.70	1.07	5.60
Class R6	8.39	1,000	1,083.90	0.81	4.24
First Eagle Gold Fund*
Class A	15.47	1,000	1,154.70	1.19	6.45
Class C	15.06	1,000	1,150.60	1.92	10.38
Class I	15.64	1,000	1,156.40	0.90	4.88
Class R3	15.44	1,000	1,154.40	1.27	6.88
Class R4	15.55	1,000	1,155.50	1.00	5.42
Class R5	15.58	1,000	1,155.80	0.98	5.31
Class R6	15.70	1,000	1,157.00	0.83	4.50

First Eagle Funds | Annual Report | October 31, 2020

Fund Expenses (unaudited)

Based on Actual Total Return(1)—(continued)

	Actual Total Return without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 10/31/20	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Global Income Builder Fund
Class A	4.35%	$1,000	$1,043.50	1.20%	$6.16
Class C	3.88	1,000	1,038.80	1.97	10.10
Class I	4.40	1,000	1,044.00	0.95	4.88
Class R3	4.09	1,000	1,040.90	1.55	7.95
Class R4	4.14	1,000	1,041.40	1.40	7.18
Class R5	4.20	1,000	1,042.00	1.29	6.62
Class R6	4.43	1,000	1,044.30	0.89	4.57
First Eagle High Income Fund (formerly named First Eagle High Yield Fund)
Class A	11.73	1,000	1,117.30	1.21	6.44
Class C	11.31	1,000	1,113.10	1.98	10.52
Class I	11.89	1,000	1,118.90	0.91	4.85
Class R3	11.60	1,000	1,116.00	1.33	7.07
Class R4	11.38	1,000	1,113.80	2.00	10.63
Class R5	11.67	1,000	1,116.70	1.24	6.60
Class R6	11.82	1,000	1,118.20	1.08	5.75
First Eagle Fund of America
Class A	11.14	1,000	1,111.40	1.19	6.32
Class C	10.76	1,000	1,107.60	1.92	10.17
Class I	11.34	1,000	1,113.40	0.87	4.62
Class Y	11.13	1,000	1,111.30	1.21	6.42
Class R3	11.06	1,000	1,110.60	1.41	7.48
Class R4	11.18	1,000	1,111.80	1.09	5.79
Class R5	11.26	1,000	1,112.60	0.99	5.26
Class R6	11.29	1,000	1,112.90	0.92	4.89

*  Consolidated Financial Statements

(1)  For the six-months ended October 31, 2020.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
First Eagle Funds | Annual Report | October 31, 2020

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the First Eagle Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on May 1, 2020 and held for the six-months ended October 31, 2020.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Funds | Annual Report | October 31, 2020

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Global Fund*
Class A	5.00%	$1,000	$1,019.51	1.12%	$5.69
Class C	5.00	1,000	1,015.74	1.87	9.48
Class I	5.00	1,000	1,020.81	0.86	4.37
Class R3	5.00	1,000	1,018.80	1.26	6.39
Class R4	5.00	1,000	1,020.21	0.98	4.98
Class R5	5.00	1,000	1,009.00	3.21	16.21
Class R6	5.00	1,000	1,021.17	0.79	4.01
First Eagle Overseas Fund*
Class A	5.00	1,000	1,019.36	1.15	5.84
Class C	5.00	1,000	1,015.74	1.87	9.48
Class I	5.00	1,000	1,020.76	0.87	4.42
Class R3	5.00	1,000	1,018.30	1.36	6.90
Class R4	5.00	1,000	1,020.61	0.90	4.57
Class R5	5.00	1,000	1,018.00	1.42	7.20
Class R6	5.00	1,000	1,021.11	0.80	4.06
First Eagle U.S. Value Fund*
Class A	5.00	1,000	1,019.46	1.13	5.74
Class C	5.00	1,000	1,015.69	1.88	9.53
Class I	5.00	1,000	1,020.91	0.84	4.27
Class R3	5.00	1,000	1,018.30	1.36	6.90
Class R4	5.00	1,000	1,018.40	1.34	6.80
Class R5	5.00	1,000	1,019.76	1.07	5.43
Class R6	5.00	1,000	1,021.06	0.81	4.12
First Eagle Gold Fund*
Class A	5.00	1,000	1,019.15	1.19	6.04
Class C	5.00	1,000	1,015.48	1.92	9.73
Class I	5.00	1,000	1,020.61	0.90	4.57
Class R3	5.00	1,000	1,018.75	1.27	6.44
Class R4	5.00	1,000	1,020.11	1.00	5.08
Class R5	5.00	1,000	1,020.21	0.98	4.98
Class R6	5.00	1,000	1,020.96	0.83	4.22

First Eagle Funds | Annual Report | October 31, 2020

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)—(continued)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Global Income Builder Fund
Class A	5.00%	$1,000	$1,019.10	1.20%	$6.09
Class C	5.00	1,000	1,015.23	1.97	9.98
Class I	5.00	1,000	1,020.36	0.95	4.82
Class R3	5.00	1,000	1,017.34	1.55	7.86
Class R4	5.00	1,000	1,018.10	1.40	7.10
Class R5	5.00	1,000	1,018.65	1.29	6.55
Class R6	5.00	1,000	1,020.66	0.89	4.52
First Eagle High Income Fund (formerly named First Eagle High Yield Fund)
Class A	5.00	1,000	1,019.05	1.21	6.14
Class C	5.00	1,000	1,015.18	1.98	10.03
Class I	5.00	1,000	1,020.56	0.91	4.62
Class R3	5.00	1,000	1,018.45	1.33	6.75
Class R4	5.00	1,000	1,015.08	2.00	10.13
Class R5	5.00	1,000	1,018.90	1.24	6.29
Class R6	5.00	1,000	1,019.71	1.08	5.48
First Eagle Fund of America
Class A	5.00	1,000	1,019.15	1.19	6.04
Class C	5.00	1,000	1,015.48	1.92	9.73
Class I	5.00	1,000	1,020.76	0.87	4.42
Class Y	5.00	1,000	1,019.05	1.21	6.14
Class R3	5.00	1,000	1,018.05	1.41	7.15
Class R4	5.00	1,000	1,019.66	1.09	5.53
Class R5	5.00	1,000	1,020.16	0.99	5.03
Class R6	5.00	1,000	1,020.51	0.92	4.67

*  Consolidated Financial Statements

(1)  For the six-months ended October 31, 2020.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

First Eagle Funds | Annual Report | October 31, 2020

General Information

Form N-PORT portfolio schedule

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds' Form N-PORT is available on the SEC's Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Funds' proxy voting policies, (2) a description of the Funds' proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Funds | Annual Report | October 31, 2020

Board Considerations for Continuation of Advisory Agreements

At a meeting held on June 4, 2020, the Board of Trustees of the Funds, including a majority of the independent trustees (the "Independent Trustees"), approved the continuation of the Funds' advisory agreements (the "Advisory Agreements").

In response to a letter sent to management on behalf of the Independent Trustees requesting information about the Advisory Agreements and other arrangements and plans, the Trustees were provided with background materials related to the annual review process. The Trustees also had the benefit of presentations and discussions with management throughout the year.

Prior to approving the continuation of the Advisory Agreements, the Independent Trustees met in executive sessions with their independent counsel to discuss management's responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review, the Trustees determined that the advisory fees were fair and reasonable under the circumstances and within the range of what could be negotiated at arm's length, and that the continuance of the Advisory Agreements should serve the best interests of each Fund and its shareholders. The Trustees considered the following topics in reaching their conclusion to continue the Advisory Agreements:

Nature, Quality, and Extent of Services Provided by Adviser

•  The Trustees reviewed the services provided and to be provided by the Adviser to the Funds. The Adviser (together with Iridian in the case of First Eagle Fund of America) provides the Funds with investment research, advice and supervision, and continuously furnishes an investment portfolio for the Funds consistent with the Funds' investment objectives, policies and restrictions as set forth in the Funds' Prospectuses. The Trustees were assured that service levels for Funds subject to fee waivers or breakpoints (whether new or continuing) are not affected by the waivers or breakpoints. The Trustees considered the commitment of the Adviser (and Iridian with respect to the First Eagle Fund of America) to provide high quality services to the Funds.

•  The Trustees reviewed each Fund's long-standing historical relationship with the Adviser (together with Iridian in the case of First Eagle Fund of America) and the institutional resources available to the Funds under that relationship. The Trustees commented on the background and experience of the Funds' Portfolio Managers and the quality of the Trustees' frequent meetings with them both individually and as a group throughout the year and in prior periods.

•  The Trustees considered that they received regular reports from the Adviser on the effects of the COVID-19 pandemic public health crisis and resulting market volatility and investment risk. These reports also had confirmed no material impacts on the Adviser's (or Iridian's) operations.

First Eagle Funds | Annual Report | October 31, 2020

Board Considerations for Continuation of Advisory Agreements

Investment Performance of Fund and Adviser

•  The Trustees reviewed the performance of each Fund on both an absolute and a relative basis over 1-year, 3-year, 5-year and 10-year periods. Performance over these various periods was noted relative to the Funds' benchmarks, to the performance of peer mutual funds and to Morningstar and Lipper Category Averages (the category averages being referred to as "composites").

The comparative review reflected research and benchmarking by an independent data provider. Performance results generally were as follows (all periods ended as of March 31, 2020):

º  First Eagle Global Fund: Outperformed composites and peer group median over the trailing 5- and 10-year periods. Lagged composites and peer group median over the trailing 1- and 3-year periods. Lagged benchmark over the trailing 1-, 3-, 5- and 10-year periods.

º  First Eagle Overseas Fund: Outperformed composites and peer group median over the trailing 1-, 3-, 5- and 10-year periods. Outperformed benchmark over the trailing 1-, 5- and 10-year periods; lagged benchmark over the trailing 3-year period.

º  First Eagle U.S. Value Fund: Lagged one of the two composites over the trailing 1-, 3-, 5- and 10-year periods; outperformed one of the two composites over the trailing 1-, 3- and 5-year periods; lagged one of the two composites over the trailing 10-year period. Lagged peer group median and benchmark over the trailing 1-, 3-, 5- and 10-year periods.

º  First Eagle Gold Fund: Outperformed composites and peer group median over the trailing 1-, 3-, 5- and 10-year periods. Outperformed benchmark over the trailing 1- and 10-year periods; lagged benchmark over the trailing 3- and 5-year periods.

º  First Eagle Global Income Builder Fund: Outperformed one of the two composites over the trailing 1-, 3- and 5-year periods. Outperformed one of the two composites and peer group median over the trailing 5-year period; lagged one of the two composites and peer group median over the trailing 1- and 3-year periods. Lagged benchmark over the trailing 1-, 3- and 5-year periods.

º  First Eagle High Income Fund: Lagged one of the composites, peer group median and benchmark over the trailing 1-, 3-, 5- and 10-year periods. Outperformed one of the two composites over the trailing 10-year period; lagged one of the two composites over the trailing 1-, 3- and 5-year periods.

º  First Eagle Fund of America: Outperformed composites over the trailing 1-year period; lagged composites over the trailing 3-, 5- and 10-year periods. Lagged peer group median and benchmark over the trailing 1-, 3-, 5- and 10-year periods.

The Trustees noted (and management discussed) the generally less favorable relative performance results across multiple periods for a number of the Funds. The Trustees also requested information from management about steps that had been or could be taken to enhance each Fund's performance in the future, including organizational changes. Contributors to lagging results (both with and without the impact of higher than median cash positions) were discussed.

First Eagle Funds | Annual Report | October 31, 2020

Board Considerations for Continuation of Advisory Agreements

•  Performance for each Fund was determined to be adequate under the circumstances given benchmarks, peer comparisons and on an absolute basis, and reflective of each Fund's investment objective and philosophy.

•  The Trustees commented on the Funds' holdings of cash and, in some cases, gold positions, and noted that cash and gold are important elements of the Adviser's investment philosophy, which contribute to variations in the Funds' performance relative to their peers.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with Funds; Economies of Scale; Fall-Out Benefits

•  The Trustees reviewed the total compensation received by the Adviser and the Funds' total costs for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Funds (e.g., under the administrative cost reimbursement program applicable to certain Funds). They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore fair and reasonable under the circumstances, and referred to their prior discussion on performance of each Fund, including a review of performance against each Fund's respective composites, benchmark and peer group. As part of their analysis, the Trustees considered fees charged by investment advisers to peer mutual funds for services comparable to those provided by the Adviser and referred to a report specifically prepared by an independent third-party data provider in connection with the Trustees' review of the Advisory Agreements, together with a management summary of the same. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive, with the net management fees for some Funds being higher and for some Funds being lower than their peer averages/medians, but all being within the range of peers. The Trustees also considered, where applicable and available, the advisory fees charged to other clients of the Adviser with similar investment objective(s) to a Fund and received information that for some Funds, the fees charged to these other clients were higher or lower relative to the respective Fund. The Trustees were apprised that for some of these other accounts there are different styles and categories of services provided, which may be reflected in lower fees charged relative to the respective Fund.

•  While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates, such as soft dollar and other service benefits, the Trustees considered the levels of soft dollars, the absence of affiliated broker-dealer relationships and the effects of the administrative service fees and reimbursements paid to the Adviser. The Trustees noted that (except for First Eagle Fund of America) the Adviser is absorbing soft dollar costs and paying them itself. With regard to other possible benefits associated with the Adviser's management of the Funds, the Trustees noted, among other things, that the Distributor is generally able to retain revenue associated with Rule 12b-1 fees on shareholders it services directly and that the Adviser may be able to extend investment and operational efficiencies associated with the Funds to its management of other types of accounts.

First Eagle Funds | Annual Report | October 31, 2020

Board Considerations for Continuation of Advisory Agreements

•  The Trustees reviewed the Funds' expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees noted changes in expense ratios over time, with some Funds showing decreases and some showing increases. For each Fund, the principal contributing factor to the change in expense ratio was an increase or decrease in average net assets over the relevant period. The Trustees also considered the effect of Fund asset size on particular categories of expenses, both currently and relative to prior periods. The Trustees noted the impact on expense ratios of the administrative fees or reimbursements paid to or charged by the Adviser, as the case may be. The Trustees also noted that the Adviser is able to employ economies of scale in certain areas relating to the management of the Funds, such as investment management, trading, compliance and back-office operations. In the case of the administrative expense reimbursements, any economies of scale realized are, by definition, directly for the benefit of the Funds.

•  The Trustees reviewed the Adviser's financial condition and profitability. They noted that profits to the Adviser vary meaningfully depending on the particular Fund, with some Funds showing losses to the Adviser and others showing robust profits. Overall, profits were viewed as not excessive and providing appropriate incentives to the Adviser. The Trustees noted the cyclical and competitive nature of the global asset management industry and related importance of profitability in maintaining the Adviser's culture and management continuity. The Trustees also noted that the Adviser has always shown the willingness to commit resources to support investment in the business and to maintain the generally high quality of the overall shareholder experience in the Funds, such as attracting and retaining qualified personnel and investing in technology. The Trustees reviewed the level of personal investment maintained in the Funds by certain portfolio managers (with those investments being both direct and "notional" under the Adviser's compensation plans), which was viewed as evidence of commitment to the Funds by key personnel. The Trustees also considered that certain personnel participate in equity ownership and other incentives tied to the financial results of the Adviser as a whole.

First Eagle Funds | Annual Report | October 31, 2020

Board Considerations for Continuation of Subadvisory Agreement

At a meeting held on June 4, 2020, the Board of Trustees of the Funds, including a majority of the Independent Trustees, approved the continuation of the First Eagle Fund of America Subadvisory Agreement. In extending the Subadvisory Agreement, the Board specifically considered that this would be on an interim basis in light of important changes to the Fund's management and strategies to be implemented over the remainder of the year. In particular, the Fund was slated to adopt a new investment objective and new principal investment strategy, the Subadviser would resign in favor of the Adviser directly managing the Fund, and a significant advisory fee reduction and expense limitation agreement would be implemented.

The Trustees were provided with background materials related to the annual review process. The Trustees also had the benefit of presentations and discussions with management of the Adviser and Subadviser throughout the year.

Prior to approving the continuation of the Subadvisory Agreement, the Independent Trustees met in executive sessions with their independent counsel to discuss management's responses to a letter sent by the Independent Trustees requesting certain information relevant to the Subadvisory Agreement and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review the Trustees determined that the subadvisory fee was fair and reasonable under the circumstances and within the range of what could be negotiated at arm's length, and that the approval of the agreement should serve the best interests of the Fund and its shareholders. The Trustees considered information and views substantially similar to those described above relating to the Advisory Agreement for First Eagle Fund of America. Additionally, the Board, including the Independent Trustees, considered the nature, quality, cost and extent of services provided and to be provided under the Subadvisory Agreement (and corresponding services provided by the Adviser), including as to its generally lagging performance. The Board, including the Independent Trustees, determined, among other things, that the size and nature of the Subadviser's staff as it relates to First Eagle Fund of America, and the nature and quality of advisory services provided by the Subadviser, are satisfactory and appropriate. The Board did not separately consider the profitability of the Subadviser, although it did consider the profitability of the Adviser in respect of First Eagle Fund of America, as the Subadviser's advisory fees are paid by the Adviser.

First Eagle Funds | Annual Report | October 31, 2020

Fund Liquidity Risk Management Program (unaudited)

Consistent with Rule 22e-4 under the 1940 Act (the "Liquidity Rule"), the Funds have adopted and implemented a liquidity risk management program (the "LRMP") reasonably designed to assess and manage each Fund's liquidity risk, which is defined under the Liquidity Rule as the risk that the Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in the Fund. The Funds' Board has approved First Eagle Investment Management, LLC's Liquidity Management Committee ("FEIM") to serve as the administrator of the Funds' LRMP. As part of its responsibilities as administrator, FEIM has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Funds' LRMP includes a number of processes designed to support the assessment and management of its liquidity risk. In particular, the Funds' LRMP includes: (1) no less than annual assessments of factors that influence each Fund's liquidity risk taking into account certain factors, as applicable, including each Fund's (i) investment strategy and liquidity of portfolio investments (during both normal and reasonably foreseeable stressed conditions), (ii) short-term and long-term cash flow projections (during both normal and reasonably foreseeable stressed conditions), and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources; (2) no less than monthly classifications of each Fund's investments into one of four liquidity classifications provided for in the Liquidity Rule; (3) a 15% of net assets limit on the acquisition of "illiquid investments" (as defined under the Liquidity Rule); (4) potential establishment of a minimum percentage of a Fund's assets to be invested in investments classified as "highly liquid" (as defined under the Liquidity Rule) (at present, however, each Fund invests primarily in "highly liquid" investments in the ordinary course, which means no such minimum threshold need be specified); and (5) reporting to the Funds' Board and/or to the SEC, as required.

At a meeting of the Board on June 4, 2020, the Board reviewed a written report prepared by FEIM (the "LRMP Report") addressing the operation, adequacy, and effectiveness of the Funds' LRMP, including any material changes to the LRMP for the period from the inception of the Funds' LRMP through December 31, 2019 (the "Reporting Period"). The LRMP Report stated that FEIM concluded that the Funds' LRMP was reasonably designed to assess and manage each Fund's liquidity risk and was adequately and effectively implemented during the Reporting Period. There were no material changes to the LRMP during the Reporting Period.

First Eagle Funds | Annual Report | October 31, 2020

Fund Liquidity Risk Management Program (unaudited)

There can be no assurance that the LRMP will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risks presented by a Fund's investment portfolio, is found in each Fund's Prospectus and Statement of Additional Information.

First Eagle Funds | Annual Report | October 31, 2020

Tax Information

Fiscal Year Ended October 31, 2020 (unaudited)

Each Fund designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended October 31, 2020, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:

	% of Qualifying Dividend Income	% of Dividends Eligible for the Dividends Received Deduction	Long-Term Capital Gains 20%	Long-Term Capital Gains 28%
First Eagle Global Fund	100%	52.62%	$2,182,414,006	—
First Eagle Overseas Fund*	70.21%	1.09%	454,096,190	—
First Eagle U.S. Value Fund	100%	100%	117,788,879	—
First Eagle Gold Fund*	97.40%	96.29%	—	—
First Eagle Global Income Builder Fund	86.15%	31.36%	7,338,777	$56,883
First Eagle High Income Fund	—	—	—	—
First Eagle Fund of America	99.16%	99.14%	13,047,160	—

* First Eagle Overseas Fund paid foreign taxes of $23,902,892 and recognized Section 853 foreign source income of $79,448,659. First Eagle Gold Fund paid foreign taxes of $1,072,681 and recognized Section 853 foreign source income of $10,335,668. Pursuant to Section 853 of the Internal Revenue Code, the First Eagle Overseas Fund and First Eagle Gold Fund designate such amounts (or the maximum amount allowable) as having been paid in connection with dividends distributed from investment company taxable income during the fiscal year ended October 31, 2020.

First Eagle Funds | Annual Report | October 31, 2020

Privacy Notice

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

Why this Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.

What We do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information that We Collect and May Disclose

As part of providing you with the Trust's products and services, we may obtain nonpublic personal information about you from the following sources:

•  Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;

•  Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

•  Information from public records we may access in the ordinary course of business.

Categories of Affiliates to Whom We May Disclose Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include First Eagle Holdings, Inc., First Eagle Investment Management, LLC, FEF Distributors, LLC, and ASB Advisers.

First Eagle Funds | Annual Report | October 31, 2020

Privacy Notice

You May Limit Marketing Solicitations by Choosing to Opt Out

We offer you the right to opt out from many types of marketing by our affiliates based on your personal information that we collect and share in accordance with this privacy policy. To limit those marketing solicitations, you may call 800.334.2143 indicating your desire not to receive marketing from our affiliates. Should you choose to opt out, your choice will remain in our records until you notify us otherwise, although we may choose to contact you in the future to modify your preference.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

•  At your request;

•  When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

First Eagle Funds | Annual Report | October 31, 2020

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)

Lisa Anderson | Trustee | December 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs; prior to 2016, President of the American University in Cairo

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Member Emerita, Human Rights Watch; Trustee, Tufts University; Trustee, Ago Khan University

Candace K. Beinecke(2) | Trustee (Chair) | December 1999 to present
One Battery Park Plaza | New York, New York | 10004
(born November 1946)

Principal Occupation(s) During Past 5 Years: Senior Partner, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (Chair) (1 portfolio); Board Member, ViacomCBS, Inc.; Lead Trustee, Vornado Realty Trust; Trustee, Metropolitan Museum of Art; Trustee, Chairman, The Wallace Foundation; Director, Partnership for New York City

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)  Ms. Beinecke also served as trustee of a predecessor fund to Fund of America since 1996.

First Eagle Funds | Annual Report | October 31, 2020

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Peter Davidson | Trustee | December 2019 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1959)

Principal Occupation(s) During Past 5 Years: CEO, Aligned Climate Capital LLC; prior to 2019, Co-Founder and CEO, Aligned Intermediary, Inc.; prior to 2015, Executive Director, Loan Programs Office, U.S. Department of Energy

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Chair, JM Kaplan Fund; Chairman, Greenwood Cemetery; Board Member, Saint Ann's School.

Jean D. Hamilton | Trustee | March 2003 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC;

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Director, RenaissanceRe Holdings Ltd; Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations

James E. Jordan | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Director, Alpha Andromeda Investment Trust Co., S.A.; Board of Overseers, Gennadias Library, American School of Classical Studies, Athens; Director, Pro Natura de Yucatan

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

First Eagle Funds | Annual Report | October 31, 2020

Additional Information (unaudited)

Independent Trustees(1)—(continued)

William M. Kelly(3) | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Trustee Emeritus, St. Anselm College; Vice President and Director, Sergi S. Zlinkoff Fund for Medical Research and Education; Savannah Book Festival Investment Committee

Paul J. Lawler | Trustee | March 2002 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment companies advised by affiliates of The Blackstone Group, L.P. (4 portfolios); Trustee, Historic Eastfield Foundation; Trustee, Coeymans Heritage Society

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(3)  Mr. Kelly also served as trustee of a predecessor fund to Fund of America since 1998.

First Eagle Funds | Annual Report | October 31, 2020

Additional Information (unaudited)

Interested Trustees(4)(5)

John P. Arnhold | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC;

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Variable Funds (1 portfolio); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Trustee, Conservation International; UC Santa Barbara Foundation; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

Mehdi Mahmud | Trustee | September 2019 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Other Directorships/Trusteeships Held by Trustee: Director, Third Point Reinsurance (publicly-traded Bermuda reinsurance company)

(4)  Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with the Adviser.

(5)  The term of office of each Interested Trustee is indefinite.

First Eagle Funds | Annual Report | October 31, 2020

Additional Information (unaudited)

Trustee Emeritus(6)

Jean-Marie Eveillard | Trustee Emeritus | June 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee Emeritus, First Eagle Variable Funds (1 portfolio); Director, Varenne Capital Partners (French money management firm); Board member, Perspective (South African money management firm); Trustee, FIAF (Alliance Francaise); prior to March 2015, Trustee, The Frick Collection

Officers(7)

Mehdi Mahmud | President | June 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past Five (5) Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds and First Eagle Variable Funds; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Robert Bruno | Senior Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Variable Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds; from September 2008

(6)  Mr. Eveillard, as Trustee Emeritus, is a former member of the Board of Trustees and is invited to attend all Board meetings. He is not a Trustee for purposes of the Trust's Declaration of Trust, Delaware law of the Investment Company Act.

(7)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2020

Additional Information (unaudited)

Officers(7)—(continued)

Albert Pisano | Chief Compliance Officer | July 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1960)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Senior Vice President, First Eagle Investment Management; prior to June 30, 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC; Chief Compliance Officer, First Eagle Variable Funds from July 2015

David O'Connor | General Counsel | December 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1966)

Principal Occupation(s) During Past Five (5) Years: General Counsel and Senior Vice President, First Eagle Investment Management, LLC; General Counsel, First Eagle Funds and First Eagle Variable Funds; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; prior to January 2017, Investment Management Consultant; prior to June 2015, Executive Vice President Strategic Investment Initiatives and General Counsel, Delaware Investments

Sheelyn Michael | Deputy General Counsel | December 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1971)

Principal Occupation(s) During Past Five (5) Years: Deputy General Counsel and Senior Vice President, First Eagle Investment Management, LLC; Deputy General Counsel, First Eagle Variable Funds; prior to September 2014, Associate, Dechert LLP

Tricia Larkin | Treasurer | March 2016 to present
1345 Avenue of the Americas | New York, New York | 10105
(born July 1979)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; prior to March 2016, Vice President of Fund Administration, State Street Corporation; prior to November 2013, Director of Fund Administration, Assistant Vice President, State Street Corporation; Treasurer, First Eagle Variable Funds from March 2016

(7)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2020

Additional Information (unaudited)

Officers(7)—(continued)

Michael Luzzatto | Vice President | December 2004 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds

Neal Ashinsky | Assistant Treasurer | October 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(Born October 1987)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; prior to August 2015, Advisory Senior Associate, KPMG LLP; prior to November 2014, Assurance Senior Associate, PwC LLP; Assistant Treasurer, First Eagle Variable Funds from August 2015

Thomas Meyer | Assistant Treasurer | April 2018 to present
1345 Avenue of the Americas | New York, New York | 10105
(Born March 1982)

Principal Occupation(s) During Past Five (5) Years: Assistant Vice President, First Eagle Investment Management, LLC; prior to September 2017, Assurance Manager, PwC LLP; Assistant Treasurer, First Eagle Variable Funds from April 2018

(7)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Peter Davidson

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Mehdi Mahmud

Trustee Emeritus

Jean-Marie Eveillard*

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

David O'Connor

General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

Neal Ashinsky

Assistant Treasurer

Thomas Meyer

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY 11245

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

Additional information about the Trustees and Officers is included in the Funds' Statement of Additional Information.

*  Mr. Eveillard is a former member of the Board of Trustees and is invited to attend all Board meetings. He is not a Trustee for purposes of the Trust's Declaration of Trust, Delaware law or the Investment Company Act.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

First Eagle Funds | Annual Report | October 31, 2020

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048

800.334.2143 www.feim.com

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts. Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees:

For the Fiscal years ended October 31, 2020 and October 31, 2019, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $460,650 and $472,100, respectively. Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit Related Fees:

For the fiscal years ended October 31, 2020 and October 31, 2019, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $0, respectively.

(c)	Tax Fees:

In each fiscal year ended October 31, 2020 and October 31, 2019, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $508,050 and $562,500, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)	All Other Fees:

In each of the fiscal years ended October 31, 2020 and October 31, 2019, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the fiscal year ended October 31, 2020, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2020 and 2019.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed End Management Investment Companies

(a)(1) Not applicable to this annual report.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ Mehdi Mahmud

Mehdi Mahmud, President

Date: December 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud

Mehdi Mahmud, Principal Executive Officer

Date: December 30, 2020

By (Signature and Title)*	/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date: December 30, 2020

*          Print the name and title of each signing officer under his or her signature.